As filed with the U.S. Securities and Exchange Commission on April 23, 2020
Registration No. 333-85296

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-8329
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 19 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 70 [X]
John Hancock Life Insurance Company of New York Separate Account B
(Exact Name of Registrant)
John Hancock Life Insurance Company of New York
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company of New York
U.S. INSURANCE LAW
200 BERKELEY ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 27, 2020 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 27, 2020
for interests in
John Hancock Life Insurance Company of New York Separate Account B
Interests are made available under
VUL Accumulator
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Disciplined Value International
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Health Sciences
High Yield
International Equity Index
International Small Company
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Opportunistic Fixed Income
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Stock Market Index
Ultra Short Term Bond
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
Accumulator NY 2020

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The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for John Hancock NY and Separate Account B. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
SUMMARY OF BENEFITS AND RISKS
Benefits
Some of the benefits of purchasing the policy are described below.
Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the Life Insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.
Access To Your Policy Values. Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrenders and partial withdrawals. There are limitations to partial withdrawals, details of which may be found in this prospectus under “Policy Surrender and Partial Withdrawals.” Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.
Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.
Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.
Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.
Risks
Some of the risks of purchasing the policy are described below.
Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Value to any sub-accounts.
Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the policy is covered by the No-Lapse Guarantee. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.
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Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.
Adverse Consequences of Early Surrender. Surrender charges will be assessed if you surrender your policy in the first 10-15 years (depending upon the age of the Life Insured) from the purchase of the policy or an increase in Face Amount. Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.
Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.
FEE TABLES
The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places, as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Charge	Upon receipt of premium	7.5% of each premium paid during the first 10 Policy Years*
8.5% of each premium paid during the first 10
Policy Years if the Cash Value Enhancement Rider is elected**
3.25% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Plus Rider is elected***
Surrender Charge	Upon withdrawal, surrender or policy lapse	The maximum surrender charge per $1000 of Face Amount is $44.17****
A surrender charge is assessed during the first 10-15 years following the Policy Date or the effective date of a Face Amount increase and is based upon the Face Amount of the policy.
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Balancer	Upon transfer	Guaranteed $15.00
Current $0.00

* 5% thereafter.
** 5.5% thereafter.
*** 2.25% thereafter
**** If the policy is issued with a Cash Value Enhancement Rider, the surrender charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. If the policy is issued with a Cash Value Enhancement Plus Rider, there is no surrender charge.
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The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include the fees and expenses of the portfolios which are the underlying variable investment options for your policy.
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Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly	Minimum and Maximum Charge	The possible range of the Cost of Insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.01 per $1,000 of the net amount at risk
Asset Based Risk Charge (contracts with no Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03%
		Current	0%
Asset Based Risk Charge (contracts with Cash Value Enhancement Rider)	Monthly	Guaranteed	0.25%
		Current	0%
Asset Based Risk Charge (contracts with Cash Value Enhancement Plus Rider)	Monthly	Guaranteed First 15 Policy Years	0.11%
		Guaranteed Policy Years 16 and After	0.05%
		Current First 15 Policy Years	0.08%
		Current Policy Years 16 and After	0.02%
Face Amount Charge Death Benefit Option 1	Monthly	Maximum	$1.18 per $1000 of Face Amount
		Minimum	$0.08 per $1000 of
			Face Amount
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount
Face Amount Charge Death Benefit Option 2	Monthly	Maximum	$0.83 per $1000 of Face Amount
		Minimum	$0.04 per$1000 of Face Amount
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	0.06% per $1,000 of Face Amount
Administration Charge Optional Return of Premium Death Benefit Rider	Monthly		$40 per Policy Month**
	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.012 per $1,000 of the net amount at risk
Loan Interest Rate(Net)	Annually	1.25%***

* The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance charges may be found in your policy.
** First 5 Policy Years. $20 per Policy Month thereafter.
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*** First 10 Policy Years. 0% Policy Years 11 and after on a current basis (0.50% Policy Years 11 and after on a guaranteed basis).
The next table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2019, charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.46%	2.02%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.87%, respectively.
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Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHVTA pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHVTA and may indirectly benefit from any investment management fees JHVTA retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios have the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies are as described in the following table:
Portfolio	Subadviser	Investment Objective
500 Index	Manulife Investment Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
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Portfolio	Subadviser	Investment Objective
Active Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long term growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Disciplined Value International	Boston Partners Global Investors, Inc.	To seek to provide long-term growth of capital.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	Manulife Investment Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company, LLC	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	Manulife Investment Management (US) LLC	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Managed Volatility Balanced	Manulife Investment Management (US) LLC	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	Manulife Investment Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Opportunistic Fixed Income	Wellington Management Company LLP	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	DWS Investment Management Americas, Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	Manulife Investment Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market	Manulife Investment Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
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POLICY SUMMARY
General
The policy is a flexible premium variable life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy is not in default, that there is no outstanding Policy Debt, and the death benefit is not determined by the Minimum Death Benefit percentage. Your policy’s provisions may vary in some states and the terms of the policy and any endorsement or riders supersede the disclosure in this prospectus.
Death Benefits
There are two death benefit options. Under Option 1, the death benefit is the Face Amount of the policy at the date of death. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the policy at the date of death. If on the date of death of the Life Insured, the policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable Minimum Death Benefit percentage for the Attained Age of the Life Insured. A table of Minimum Death Benefit Percentages is located under “Death Benefits – Minimum Death Benefit.” You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this prospectus.
Cash Value Enhancement Riders
The policy may be issued with one of two optional cash value enhancement riders. The benefit of these riders is that the Cash Surrender Value of a policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce surrender charges payable upon decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no surrender charge. The decision to add one of these two riders must be made at issuance of the policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the policy.
Return of Premium Rider
If death benefit Option 1 is elected, the policy may be issued with an optional Return of Premium Rider. This rider provides an additional death benefit payable upon the death of the Life Insured after the Company receives due proof of death. The Return of Premium death benefit is equal to the initial premium. Any subsequent premiums will increase the Return of Premium death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the Return of Premium death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium Rider death benefit is not protected by the No-Lapse Guarantee after the second Policy Year.
Premiums
You may pay premiums at any time and in any amount, subject to certain limitations as described under “Premium Payments—Subsequent Premiums.” Net Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account.
Policy Value
The policy has a Policy Value which reflects premiums paid, certain charges for expenses and cost of insurance, and the investment performance of our Fixed Account and the sub-accounts of the Separate Account.
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Policy Loans
You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the Life Insured’s death or upon surrender of the policy.
Surrender and Partial Withdrawals
You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the policy and an assessment of a portion of the surrender charges to which the policy is subject.
You may surrender your policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charge and outstanding monthly deductions due minus the Policy Debt.
Lapse and Reinstatement
Unless the No-Lapse Guarantee Cumulative Premium Test has been met, your policy will lapse and terminate without value when its Net Cash Surrender Value is insufficient to pay the next monthly deduction, and a grace period of 61 days expires without your having made an adequate payment.
The policies differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not in itself cause a policy to lapse. Second, a policy can lapse even if planned premiums have been paid.
You may reinstate a lapsed policy at any time within the five year period following lapse, provided the policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under “Lapse and Reinstatement—Reinstatement.”
Charges and Deductions
We assess certain charges and deductions in connection with the policy. These include:
•	charges deducted from premiums paid;
•	monthly deductions for administration, asset-based risk, cost of insurance, and Face Amount charges;
•	charges assessed on surrender or lapse; and
•	if applicable, a charge for any supplementary benefits added to the policy.
These charges are summarized in the Fee Tables. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, Face Amount, and administrative charges be deducted from the Fixed Account, or from one or more of the sub-accounts of the Separate Account.
In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.
The policy may be issued with either one of the two optional cash value enhancement riders which we offer. In the case of the Cash Value Enhancement Rider, the surrender charge is reduced upon the surrender or lapse of a policy. In the case of the Cash Value Enhancement Plus Rider, the surrender charge is eliminated. If a policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the Fee Tables.
Investment Options and Investment Subadvisers
You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.
The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services.
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Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events.
Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.
Description of John Hancock NY
John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. Neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account B
The variable investment accounts shown on page 1 are in fact subaccounts of John Hancock Life Insurance Company of New York Separate Account B, a separate account operated by us under New York law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock NY's other assets. John Hancock NY is obligated to pay all amounts promised to policy owners under the policies.
New variable investment accounts may be added and made available to policy owners from time to time. Existing variable investment accounts may be modified or deleted at any time.
ISSUING A POLICY
Requirements
To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process is completed to our satisfaction.
With our prior approval, the policy may be issued on a basis that does not take into account the Life Insured’s sex. A policy will only be issued on the lives of insureds from issue ages 0 through 90.
Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A).
The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the policy and when the first monthly deductions are deducted from your Policy Value. The Issue Date is the date from which Suicide and Validity provisions of the policy are measured.
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If your application is not accompanied by a check for your initial premium and no request to backdate the policy has been made:
•	the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and
•	the Issue Date will be the date the Company issues the policy.
The initial premium must be received within 60 days after the Issue Date, and the Life Insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be cancelled and any partial premiums will be returned to the applicant.
Minimum Initial Face Amount. We will generally issue a policy only if it has a Face Amount of at least $100,000.
Backdating a Policy. Upon request and under limited circumstances, we may backdate a policy, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not the policy is backdated, Net Premiums received prior to the Effective Date of the policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.
As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the investment options and/or the Fixed Account, in accordance with the policy owner’s instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.
Temporary Insurance Agreement
Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our insurance practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that any benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.
The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an Additional Rating assigned to it.
Right to Examine the Policy
A policy may be returned for a refund of the premium within 10 days after the policy is received. The policy can be mailed or delivered to the John Hancock NY agent who sold it or to the John Hancock NY Service Office. Immediately on such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at its Service Office, John Hancock NY will refund any premium paid. During the “Right to Examine the Policy Period,” Policy Value will be allocated to the Money Market subaccount.
If the policy is purchased in connection with a replacement of an existing policy (as defined below), the policy owner may also cancel the policy by returning it to the Service Office or the John Hancock NY agent who sold it at any time within 60 days after receipt of the policy. Within 10 days of receipt of the policy by the Company, the Company will refund the premium to the policy owner. In the case of a replacement of a policy issued by a New York insurance company, the policy owner may have the right to reinstate the prior policy. The policy owner should consult with his or her attorney or the John Hancock NY agent regarding this matter prior to purchasing the new policy.
Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or (b) the assignment to a new issuer of an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of existing life insurance policy. Therefore, a policy owner should consult with his or her John Hancock NY agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.
John Hancock NY reserves the right to delay the refund of any premium paid by check until the check has cleared.
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Life Insurance Qualification
A policy must satisfy either one of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, you must choose either the Cash Value Accumulation Test (“CVA Test”) or the Guideline Premium Test (“GP Test”). The test cannot be changed once the policy is issued.
Cash Value Accumulation Test. Under the CVA Test the Policy Value may not at any time exceed the Net Single Premium required to fund future policy benefits, assuming guaranteed charges and 4% net interest. The Net Single Premium is the one payment that would be needed on a specific date to fund future policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a policy meets the CVA Test, we will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded to you.
Guideline Premium Test. Under the GP Test, the sum of premiums paid into the policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:
•	the Guideline Single Premium, or
•	the sum of the Guideline Level Premiums to such date.
If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the policy.
The GP Test requires a life insurance policy to meet minimum ratios of life insurance coverage to Policy Value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit, on any date, is defined as the Policy Value on that date multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. See “Death Benefits—Minimum Death Benefit.”
The GP Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit.
Changes to the policy may affect the maximum amount of premiums, such as:
•	a change in the policy’s Face Amount;
•	a change in the death benefit option;
•	partial withdrawals;
•	addition or deletion of supplementary benefits.
Any of these changes to the policy could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.
DEATH BENEFITS
If the policy is in force at the time of the Life Insured’s death, we will pay an insurance benefit to the beneficiary. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the Life Insured should die after we receive a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.
Death Benefit Options
There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.
Death Benefit Option 1. Under Option 1, the death benefit is the Face Amount of the policy at the date of death.
Death Benefit Option 2. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the policy at the date of death.
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If any partial withdrawals are made, the death benefit, whether it is Option 1 or 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for death benefit Option 1. See “Policy Surrender and Partial Withdrawals.”
If the Life Insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.
Minimum Death Benefit
The Minimum Death Benefit depends on whether you elect the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the policy as life insurance under the Code. See “Issuing a Policy—Life Insurance Qualification.”
If you elect the GP Test, the sum of the death benefit as described above and the benefit payable under any Optional Term Rider on the Life Insured will never be less than the Policy Value at the date of death multiplied by the applicable Minimum Death Benefit Percentage in the table below.
Table of Minimum Death Benefit Percentages
Attained Age	Applicable Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
For ages not shown, the applicable percentage can be found by adjusting the above applicable percentages proportionately.
If you elect the CVA Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Optional Term Rider on the Life Insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.
Changing the Death Benefit Option
You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.
A change in the death benefit option will result in a change in the policy’s Face Amount in order to avoid any change in the amount of the death benefit, as follows:
Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.
Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.
No new surrender charges will apply to an increase in Face Amount solely due to a change in the death benefit option.
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Changing the Face Amount
Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the policy. We reserve the right to limit a change in Face Amount so as to prevent the policy from failing to qualify as life insurance for tax purposes.
Increase in Face Amount. You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other minimum Face Amount increase as we may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the Life Insured’s Attained Age at the effective date of the increase would be greater than the maximum issue age for new policies at that time.
New Surrender Charges for an Increase. An increase in Face Amount will usually result in the policy being subject to new surrender charges. The new surrender charges will be computed as if a new policy were being purchased for the increase in Face Amount. Surrender charges will not apply to premiums attributable to the new Face Amount that are in excess of the Surrender Charge Premium Limit. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a Right to Examine period with respect to any increase resulting in new surrender charges.
An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase.
Increase with Prior Decrease. If at the time of the increase there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.
Changing Both the Face Amount and the Death Benefit Option. If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.
Decreases in Face Amount. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other minimum Face Amount decrease as we may establish on 90 days written notice to you. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and then to the next most recent increases successively. Decreases in Face Amount shall not be permitted to the extent that they would cause the policy to fall below the minimum Face Amount of $100,000. For information on surrender charges on a decrease in Face Amount, see “Charges and Deductions—Surrender Charges.”
Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen by you and the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.” These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.
PREMIUM PAYMENTS
Initial Premiums
No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.
The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.
On the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.
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Subsequent Premiums
After the payment of the initial premium, premiums may be paid at any time and in any amount until the Life Insured’s Attained Age 100, subject to the limitations on premium amount described below.
A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send notices of your planned premium at the payment interval you selected. However, you are under no obligation to make the planned premium payment.
We may refuse any premium payment that would cause the policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.
Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy does have a No-Lapse Guarantee which would prevent the policy from lapsing during the guarantee period.
All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.
Maximum Premium Limitation
If the policy is issued under the GP Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by the Code for a policy to qualify as life insurance.
If at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned to you and no further premiums will be accepted until allowed by the then current maximum premium limitation.
Premium Allocation
Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and one hundred, provided the total allocation equals one hundred. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to us is received at our Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.
Investment Credit
After the tenth Policy Anniversary, we may credit your Policy Value annually on the Policy Anniversary date with an amount equal to the percentage credit listed below multiplied by the value in your Investment Accounts on this date, provided the Investment Accounts are not subject to an existing loan. The investment credit percentages are 0.075% for Policy Anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Account according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.
CHARGES AND DEDUCTIONS
We make various charges under the policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a policy, a decrease in Face Amount, a partial withdrawal or lapse of a policy. These charges are discussed below.
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Your policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider or the Cash Value Enhancement Plus Rider. Adding either rider to your policy will alter certain charges under your policy. The charges associated with these riders are discussed under “Other Provisions of the Policy—Cash Value Enhancement Riders.”
Premium Charge
During the first 10 Policy Years, we deduct a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to us and is designed to cover a portion of our acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.
Surrender Charges
We will deduct a surrender charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:
•	the policy is surrendered for its Net Cash Surrender Value,
•	a partial withdrawal is made,
•	the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption, or
•	the policy lapses.
Unless otherwise allowed by us and specified by you, the surrender charge is deducted from the amount to be paid to the policy owner upon surrender or lapse of the policy or if a partial withdrawal is made.
The surrender charge, together with a portion of the premium charge, is paid to us and is designed to compensate us for some of the expenses we incur in selling and distributing the policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature. The surrender charge is calculated separately for the initial Face Amount and each Face Amount increase.
The Surrender Charge Period varies based on the age of the Life Insured on the date of issuance of the policy or the date of any Face Amount increase (as applicable) as follows:
Age	Surrender Charge Period
0-50	15 Years
51	14 Years
52	13 Years
53	12 Years
54	11 Years
55+	10 Years
The surrender charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:
(i)  is the rate per $1000 of initial Face Amount (or Face Amount increase);
(ii)  is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the Surrender Charge Premium Limit set out in the policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and
(iii)  is the initial Face Amount (or the Face Amount increase) divided by 1000.
The rate per $1000 of initial Face Amount is based on the Life Insured’s Age at issuance of the policy and the death benefit option in effect. The rate per $1000 of Face Amount increase is based on the Life Insured’s Attained Age and the death benefit option in effect at the time of an increase. The rates per $1000 are set forth in the following table.
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Table of Guaranteed Surrender Charge Rates Per $ 1000 of Face Amount or Face Amount Increase
Age at Issuance or Attained Age at Increase	Death Benefit Option 1	Death Benefit Option 2
25 or less	$7.54	$6.50
26 – 35	$6.61	$5.78
36 – 45	$6.09	$4.85
46 – 55	$4.13	$4.65
56 – 65	$2.99	$1.96
66+	$2.48	$1.96
The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the surrender charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.
Grading Percentages During The Surrender Charge Period (Applicable to the Initial Face Amount and Subsequent Increases) The Grading Percentages Will Not Exceed The Following:
	Age and Grading Percentage**
Surrender Charge Period*	0-50	51	52	53	54	55+
1	100%	100%	100%	100%	100%	100%
2	93%	93%	92%	92%	91%	90%
3	87%	86%	85%	83%	82%	80%
4	80%	79%	77%	75%	73%	70%
5	73%	71%	69%	67%	64%	60%
6	67%	64%	62%	58%	55%	50%
7	60%	57%	54%	50%	45%	40%
8	53%	50%	46%	42%	36%	30%
9	47%	43%	38%	33%	27%	20%
10	40%	36%	31%	25%	18%	10%
11	33%	29%	23%	17%	9%	0%
12	27%	21%	15%	8%	0%
13	20%	14%	8%	0%
14	13%	7%	0%
15	7%	0%
16	0%

* The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.
** Age for the initial Face Amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the Attained Age at the time of the increase.
Illustration of Surrender Charge Calculation.
Assumptions.
•	45 year old
•	death benefit Option 1
•	$20,000 in premiums have been paid on the policy in the first Policy Year
•	Surrender Charge Premium Limit for the policy is $16.06 per thousand of Face Amount
•	Face Amount of the policy at issue is $500,000 and no increases have occurred
•	policy is surrendered during the first month of the first Policy Year.
Surrender Charge. The surrender charge to be assessed would be $12,680 determined as follows:
•	First, the applicable rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.
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$6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] = $25.36.
•	Next, this figure is multiplied by the initial Face Amount divided by 1000.
$25.36 x [500,000/1000 or 500] = $12,680.
•	Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).
$12,680 x 100% = $12,680.
Depending upon the Face Amount of the policy, the Age of the Life Insured at issuance, premiums paid under the policy and the performance of the underlying investment options, the policy may have no Cash Surrender Value and, therefore, the policy owner may receive no surrender proceeds upon surrendering the policy.
Surrender Charges on a Partial Withdrawal. A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:
(a) is the amount of the partial Net Cash Surrender Value withdrawal;
(b) is the Net Cash Surrender Value prior to the withdrawal; and
(c) is the current total surrender charge prior to the withdrawal.
The surrender charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the surrender charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the surrender charges assessed, then the amount of the withdrawal will be reduced.
Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy’s remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.
Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge. Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.
The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decrease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the exemption amount. This amount is set at issuance of the policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the policy or a partial withdrawal of Net Cash Surrender Value.
Monthly Charges
On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the policy until the Policy Anniversary when the Life Insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:
•	an administration charge;
•	a Face Amount charge;
•	an asset-based risk charge; and
•	a cost of insurance charge.
If applicable, there may be additional monthly charges for any supplementary benefits added to the policy.
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All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by you and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.
Administration Charge. The administration charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.
Face Amount Charge. There is a monthly charge per $1000 Face Amount that is paid to us. The monthly charge per $1000 of Face Amount varies by the Age of the Life Insured at issuance (or the Attained Age of the Life Insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.
Age*/Attained Age*	Death Benefit Option 1 (First Ten Policy Years)	Death Benefit Option 2 (First Ten Policy Years)
25 or less	$0.08	$0.04
35	$0.11	$0.06
45	$0.22	$0.10
55	$0.31	$0.17
65	$0.60	$0.39
75	$0.89	$0.61
85+	$1.18	$0.83

* For ages not shown, the applicable monthly charge can be found by adjusting the above charges proportionately.
Asset-Based Risk Charge. A charge is assessed against the Investment Accounts monthly. This rate is currently 0% and is guaranteed not to exceed 0.30%. This charge is paid to us to compensate for the sales, administrative and other expenses we may incur. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.
Cost of Insurance Charge. The monthly cost of insurance charge is paid to us and is determined as the rate of the cost of insurance for a specific Policy Month, multiplied by the net amount at risk, as described below.
Death Benefit Option 1. The net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:
(a)  is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and
(b)  is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance charge.
Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.
Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.
The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the Life Insured’s age, sex and risk classification, the duration that coverage has been in force and the net amount at risk.
We apply unisex rates where appropriate under the law. Currently unisex rates are applied for policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.
The cost of insurance charges reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of the life insured. In no event will the cost of insurance charges exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an Additional Rating applicable to the Life Insured. After the first Policy Year, the cost of insurance charge will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980
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Commissioners Smoker Distinct, age nearest birthday, mortality tables. Current cost of insurance charges may be less than the guaranteed rates.
Charges for Transfers
A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.
Reduction in Charges
The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
SPECIAL PROVISIONS FOR EXCHANGES
We will permit owners of certain fixed life insurance contracts issued by us to exchange their contracts for the policies described in this prospectus (and likewise, owners of policies described in this prospectus may also exchange their policies for certain fixed life insurance contracts issued by us). Policy owners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.
COMPANY TAX CONSIDERATIONS
Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policy. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policies.
POLICY VALUE
Determination of the Policy Value
A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.
The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.”
Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.
Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “The General Account—Fixed Account.”
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Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “Policy Loans—Loan Account.”
Units and Unit Values
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange (“NYSE”) is open for trading. We normally compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the Securities and Exchange Commission and applicable regulations.
We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the net investment factor for the sub-account by the unit value for the immediately preceding Business Day.
The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:
(a)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and
(b)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.
The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.
Transfers of Policy Value
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a
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defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Transfers Involving Fixed Account.
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While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:
•	within eighteen months after the Issue Date; or
•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
•	within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.
The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.
Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.
Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.
We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.
Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to the policy owner.
POLICY LOANS
While a policy is in force and has an available loan value, a policy owner may borrow against the Policy Value in an amount not to exceed the maximum loanable amount. The policy serves as the only security for the loan. Policy loans may have tax consequences. See “Tax Treatment of Policy Benefits—Policy Loans.”
Effect of Policy Loans
A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a policy loan may result in a policy’s failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.
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Interest Charged on Policy Loans
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the Loan Interest Credited Differential, which is currently 1.25% during the first ten Policy Years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten Policy Years and 0.5% thereafter. We may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.
For a policy that is not a modified endowment contract (“MEC”), the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. You should consult a tax advisor before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.
If the interest due on a Policy Anniversary is not paid, the interest will be borrowed against the policy and added to the Policy Debt. Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the Life Insured’s Attained Age 100. The policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, we will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.
Loan Account
When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.
Interest Credited to the Loan Account. Interest is currently credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%.
Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.
Loan Repayments. You may repay the Policy Debt in whole or in part at any time prior to the death of the Life Insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.
Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, we may require that any amounts paid to it be applied to outstanding loan balances.
POLICY SURRENDER AND PARTIAL WITHDRAWALS
Policy Surrender
A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash
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Surrender Value”) minus the Policy Debt. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the initial Face Amount plus the surrender charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the policy and your written request for surrender at our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.
Partial Withdrawals
You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on surrender charges on a partial withdrawal, see “Charges and Deductions—Surrender Charges.”
Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.
Reduction in Face Amount Due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the policy will be reduced by the amount of the withdrawal plus any applicable surrender charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under “Death Benefit—Minimum Death Benefit,” the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata surrender charge exceeds the difference between the death benefit and the Face Amount.
If death benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a policy.
When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.
LAPSE AND REINSTATEMENT
Lapse
Unless the No-Lapse Guarantee is in effect, the policy will go into default at the beginning of any Policy Month that the policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax Considerations—Other Policy Distributions.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the policy will terminate with no value.
No-Lapse Guarantee
As long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default even if adverse investment experience or other factors should cause the policy’s Net Cash Surrender Value to fall to zero or below during such period.
The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.
The No-Lapse Guarantee Premium is set at issuance of the policy and reflects any Additional Rating and supplementary benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the policy, (ii) a change of the death benefit option, (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the supplementary benefits added to the policy or the risk classification of the Life Insured.
The No-Lapse Guarantee Period is described under “Definitions” in Appendix A.
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While the No-Lapse Guarantee is in effect, we will determine, at the beginning of any Policy Month that a policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, we will notify the policy owner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:
•	the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or
•	the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.
If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.
No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.
Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
A policy owner may, by making a written request, reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:
•	Evidence of the Life Insured’s insurability, satisfactory to the Company, is provided to the Company; and
•	A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the planned premium, must be paid to the Company.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policy owner’s request or the date we receive the required payment at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the policy terminated. Any Policy Debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.
THE GENERAL ACCOUNT
The general account of John Hancock NY consists of all assets owned by us other than those in Separate Account B and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.
By virtue of exclusionary provisions, interests in the general account of John Hancock NY have not been registered under the Securities Act of 1933 (“1933 Act”) and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
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Fixed Account
You may elect to allocate Net Premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.
Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:
•	the portion of the Net Premiums allocated to it; plus
•	any amounts transferred to it; plus
•	interest credited to it; less
•	any charges deducted from it; less
•	any partial withdrawals from it; less
•	any amounts transferred from it.
Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policy owner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all Net Premiums only to the Fixed Account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.
OTHER PROVISIONS OF THE POLICY
Cash Value Enhancement Riders
The policy may be issued with one of two optional cash value enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no surrender charge.
Under each of the riders, the enhancement in Cash Surrender Value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:
Cash Value Enhancement Factors (Applicable to Initial Face Amount and Subsequent Increases)
Policy Year	Cash Value Enhancement Rider	Cash Value Enhancement Plus Rider
1	90	100
2	80	100
3	60	100
4	40	100
5	20	100
6+	0	100
Adding either of the Cash Value Enhancement Riders to a policy will alter certain of the charges under the policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the policy.
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Comparative Monthly Charges with Addition of Cash Value Enhancement Riders
Charges	The policy
Premium Charge	7.5% for first 10 Policy Years and 5% thereafter
Asset-Based Risk Charge	0% per Policy Year (guaranteed not to exceed 0.3%)
Charges	The policy with Cash Value Enhancement Rider
Premium Charge	8.5% for first 10 Policy Years and 5.5% thereafter
Asset-Based Risk Charge	0% per Policy Year (guaranteed not to exceed 0.25%)
Charges	The policy with Cash Value Enhancement Plus Rider
Premium Charge	3.25% for first 10 Policy Years and 2.25% thereafter
Asset-Based Risk Charge	0.08% per Policy Year for the first 15 Policy Years (guaranteed not to exceed 0.11%) and 0.02% thereafter (guaranteed not to exceed 0.05%)
Return of Premium Death Benefit Rider
The policy may be issued with an optional Return of Premium Death Benefit Rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the Life Insured after we receive due proof of death. The Return of Premium Rider death benefit is calculated as follows:
The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the Rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the Rider death benefit will not be reduced to less than zero).
Cessation of Increases. Increases in the Return of Premium Rider death benefit coverage will cease at the earlier of:
•	the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;
•	the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to death benefit Option 2; or
•	the date as of which monthly deductions cease and no further premiums may be paid in determining the amount of the Return of Premium Rider death benefit coverage.
Decreases in Coverage. The Return of Premium Rider death benefit may be decreased if requested by the policy owner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Rider death benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata surrender charges.
Partial Withdrawals. If the policy owner makes a written request for a partial withdrawal of Net Cash Surrender Value while this rider is inforce, the amount of the Return of Premium Rider death benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under “Charges and Deductions – Surrender Charges.” In addition, any Face Amount reduction that would otherwise be required as a result of the partial withdrawal will be limited to the amount by which the withdrawal plus the surrender charge exceeds the amount of the Return of Premium Rider death benefit.
No-Lapse Guarantee. The No-Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two Policy Years only.
Policy Owner Rights
Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
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While the insured person is alive, you will have a number of options under the policy. Here are some major ones:
•	Determine when and how much you invest in the various accounts in which to invest
•	Borrow or withdraw amounts you have in the accounts
•	Change the beneficiary who will receive the death benefit
•	Change the amount of insurance
•	Turn in (i.e., “surrender”) the policy for the full amount of its Net Cash Surrender Value
•	Choose the form in which we will pay out the death benefit or other proceeds
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.
Beneficiary
One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured’s lifetime by giving written notice to us in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policy owner, or the policy owner’s estate if the policy owner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.
Incontestability
We will not contest the validity of a policy after it has been in force during any Life Insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years. If a policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.
Misstatement of Age or Sex
If the stated age or sex, or both, of the Life Insured in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.
Suicide Exclusion
If the Life Insured, whether sane or insane, dies by suicide within two years after the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), the policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.
If the Life Insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions taken for the increase.
We reserve the right to obtain evidence of the manner and cause of death of the Life Insured.
Supplementary Benefits
Subject to certain requirements, one or more supplementary benefits may be added to a policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly
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deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate owned policies, permitting a change of the Life Insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from us. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we
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determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from
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the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½ or
•	is attributable to the policy owner becoming disabled.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
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Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
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OTHER INFORMATION
Payment of Proceeds
As long as the policy is in force, John Hancock NY will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.
We may delay, for up to six months, the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, we may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.
Reports to Policy Owners
Within 30 days after each Policy Anniversary, John Hancock NY will send the policy owner a statement showing, among other things:
•	the amount of death benefit;
•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
•	the value of the units in each Investment Account to which the Policy Value is allocated;
•	the Policy Debt and any loan interest charged since the last report;
•	the premiums paid and other policy transactions made during the period since the last report; and
•	any other information required by law.
Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each portfolio as required by the 1940 Act.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain variable investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these
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arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 7% of the target premium paid in years 2-15. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-15. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Responsibilities of John Hancock NY
The Underwriting and Distribution Agreement between JH Distributors and John Hancock NY provides that John Hancock NY will pay selling broker dealers commission and expense allowance payments subject to limitations imposed by New York Insurance Law. The Company will prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies, and send all confirmations required to be sent by JH Distributors with respect to the policies. The Company will pay JH Distributors for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.
John Hancock USA has entered into an Administrative Service Agreement with us pursuant to which John Hancock USA or its designee will provide to us all issue, administrative, general services and record keeping functions on our behalf with respect to all of our insurance policies including the policies.
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The Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.
Voting Rights
As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio. John Hancock NY is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock NY will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the policies, will be voted by John Hancock NY in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock NY to vote shares held in the Separate Account in its own right, it may elect to do so.
The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by John Hancock NY, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.
John Hancock NY may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock NY reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock NY does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.
Substitution of Portfolio Shares
It is possible that in the judgment of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock NY may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and the New York Insurance Department may be required.
John Hancock NY also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.
Records and Accounts
The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of John Hancock NY.
All records and accounts relating to the Separate Account and the Portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided by us.
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State Regulation
We are subject to the laws of the State of New York governing insurance companies and to the regulation of the New York Insurance Department. Regulation by the New York Insurance Department includes periodic examination of our financial position and operations, including contract liabilities and reserves. Regulation by supervisory agencies includes licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulation of the type and amounts of permitted investments. Our books and accounts are subject to review by the New York Insurance Department and other supervisory agencies at all times, and we file annual statements with these agencies.
Financial statements reference
The financial statements of John Hancock NY and the Separate Account can be found in the SAI. The financial statements of John Hancock NY should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2019, and for each of the two years in the period ended December 31, 2019, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
40

APPENDIX A: DEFINITIONS
Additional Rating: is an increase to the Cost of Insurance rate for Life Insureds who do not meet, at a minimum, the Company’s underwriting requirements for the standard risk classification.
Attained Age: is the age of the Life Insured on the Policy Date plus the number of whole years that have elapsed since the Policy Date.
Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.
Cash Surrender Value: is the Policy Value less the surrender charge and any outstanding monthly deductions due.
Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any surrender charge applicable to the withdrawal.
Effective Date: is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first monthly deduction on the Effective Date.
Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in the general account of the Company.
Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.
Issue Date: is the date the Company issued the policy. The Issue Date is also the date from which the Suicide and Incontesibility provisions of the policy are measured.
Life Insured: is the person whose life is insured under this policy.
Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.
Loan Interest Credited Differential: is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.
Maximum Loanable Amount: is 100% of the policy Net Cash Surrender Value less estimated charges to the next Policy Anniversary, including loan interest.
Minimum Death Benefit: is on any date the Policy Value on that date multiplied by the applicable Minimum Death Benefit percentage for the Attained Age of the Life Insured.
Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.
Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.
Net Policy Value: is the Policy Value less the value in the Loan Account.
Net Premium: is the gross premium paid less the premium charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.
No-Lapse Guarantee: is a provision of the policy which occurs when the policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.
No-Lapse Guarantee Period: is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee Period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the Life Insured’s age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular policy is stated in the policy.
No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the policy:
•	the Face Amount of insurance changes.
•	a Supplementary Benefit is added, changed or terminated.
41

•	the risk classification of the Life Insured changes.
•	a temporary Additional Rating is added (due to a Face Amount increase), or terminated.
•	the death benefit option changes.
No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.
No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.
Policy Date: is the date coverage takes effect under the policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.
Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:
(a)   is the total amount of loans borrowed as of such date;
(b)   is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;
(c)   is any interest charges accrued from the last Policy Anniversary to the current date; and
(d)   is the total amount of loan repayments as of such date.
Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.
Service Office Mailing Address: is 1 John Hancock Way, Suite 1350, Boston, MA 02217-1099.
Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.
Surrender Charge Premium Limit: is used to determine the surrender charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the policy. The Company will advise the policy owner of the Surrender Charge Premium Limit for any increase in Face Amount.
Written Request: is the policy owner’s request to the Company which must be in a form satisfactory to the Company, signed and dated by the policy owner, and received at the Service Office.
42

In addition to this prospectus, John Hancock NY has filed with the SEC an SAI that contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK NY SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-877-391-3748, Option 4	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-8329—1933 Act File No. 333-85296

Statement of Additional Information
dated April 27, 2020
for interests in
John Hancock Life Insurance Company of New York Separate Account B
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.
John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company of New York Separate Account B (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under NY law. The variable investment accounts shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2019, and for each of the two years in the period ended December 31, 2019, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale, on a continuous basis, through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
2

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2019, 2018, and 2017, was $93,867,230, $95,309,756, and $94,706,904, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
3

Audited Statutory-Basis Financial Statements John Hancock Life Insurance Company of New York For the Years Ended December 31, 2019, 2018 and 2017 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2019, 2018 and 2017

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2019 and 2018 and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2019 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 26, 2020

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2019	2018
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$4,787	$5,018
Stocks:
Preferred stocks	8	7
Common stocks	125	144
Mortgage loans on real estate	617	622
Real estate:
Investment properties	241	235
Cash, cash equivalents and short-term investments	13	35
Policy loans	122	122
Derivatives	967	542
Receivable for collateral on derivatives	1	-
Other invested assets	954	1,105
Total cash and invested assets	7,835	7,830
Investment income due and accrued	72	73
Premiums due	5	7
Amounts recoverable from reinsurers	16	12
Funds held by or deposited with reinsured companies	837	859
Net deferred tax asset	79	66
Other reinsurance receivable	24	26
Amounts due from affiliates	523	300
Other assets	18	18
Assets held in separate accounts	8,254	7,261
Total admitted assets	$17,663	$16,452

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2019	2018
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$5,808	$5,877
Policyholders' and beneficiaries' funds	232	243
Dividends payable to policyholders	12	14
Policy benefits in process of payment	48	39
Other amount payable on reinsurance	56	54
Other policy obligations	1	1
Total policy and contract obligations	6,157	6,228
Payable to parent and affiliates	9	4
Transfers to (from) separate account, net	(21)	(21)
Asset valuation reserve	239	199
Reinsurance in unauthorized companies	10	10
Funds withheld from unauthorized reinsurers	372	361
Interest maintenance reserve	353	374
Current federal income taxes payable	-	11
Derivatives	596	299
Payables for collateral on derivatives	32	20
Payables for securities	190	-
Other general account obligations	48	43
Obligations related to separate accounts	8,254	7,261
Total liabilities	16,239	14,789

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2019 and 2018)	2	2
Paid-in surplus	913	913
Unassigned surplus	509	748
Total capital and surplus	1,424	1,663
Total liabilities and capital and surplus	$17,663	$16,452

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2019	2018	2017
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$516	$1,052	$1,073
Consideration for supplementary contracts with life contingencies	10	11	13
Net investment income	319	334	323
Amortization of interest maintenance reserve	12	14	17
Commissions and expense allowance on reinsurance ceded	8	32	32
Reserve adjustment on reinsurance ceded	2	(3)	1
Separate account administrative and contract fees	101	105	105
Other revenue	35	36	40
Total premiums and other revenues	1,003	1,581	1,604

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,399	1,357	1,319
Annuity benefits	141	198	208
Disability and long-term care benefits	2	2	1
Interest and adjustments on policy or deposit-type funds	4	8	8
Payments on supplementary contracts with life contingencies	11	10	9
Increase (decrease) in life and long-term care reserves	(70)	(64)	124
Total benefits paid or provided	1,487	1,511	1,669

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	84	86	85
General expenses	49	49	52
Insurance taxes, licenses and fees	13	20	8
Net transfers to (from) separate accounts	(389)	(391)	(361)
Investment income ceded	35	22	36
Other deductions	(114)	(65)	(69)
Total insurance expenses and other deductions	(322)	(279)	(249)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(162)	349	184
Dividends to policyholders	16	21	17
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(178)	328	167
Federal income tax expense (benefit)	(41)	(36)	25
Income (loss) from operations before net realized capital gains (losses)	(137)	364	142

Net realized capital gains (losses)	(60)	11	(57)
Net income (loss)	$(197)	$375	$85

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2017	$2	$913	$490	$1,405
Net income (loss)			85	85
Change in net unrealized capital gains (losses)			135	135
Change in net deferred income tax			(145)	(145)
Decrease (increase) in non-admitted assets			104	104
Change in liability for reinsurance in unauthorized reinsurance			3	3
Decrease (increase) in asset valuation reserves			(84)	(84)
Change in surplus as a result of reinsurance			(18)	(18)
Other adjustments, net			(2)	(2)
Balances at December 31, 2017	2	913	568	1,483

Net income (loss)			375	375
Change in net unrealized capital gains (losses)			(25)	(25)
Change in net deferred income tax			(70)	(70)
Decrease (increase) in non-admitted assets			51	51
Change in liability for reinsurance in unauthorized reinsurance			(3)	(3)
Decrease (increase) in asset valuation reserves			(35)	(35)
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(18)	(18)
Other adjustments, net			5	5
Balances at December 31, 2018	2	913	748	1,663

Net income (loss)			(197)	(197)
Change in net unrealized capital gains (losses)			87	87
Change in net deferred income tax			53	53
Decrease (increase) in non-admitted assets			(25)	(25)
Decrease (increase) in asset valuation reserves			(40)	(40)
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(17)	(17)
Balances at December 31, 2019	$2	$913	$509	$1,424

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2019	2018	2017
(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$1,059	$1,062	$1,100
Net investment income received	321	357	338
Separate account fees	101	105	105
Commissions and expenses allowance on reinsurance ceded	(9)	14	15
Miscellaneous income	55	63	71
Benefits and losses paid	(1,544)	(1,570)	(1,530)
Net transfers from (to) separate accounts	389	396	366
Commissions and expenses (paid) recovered	(105)	(101)	(107)
Dividends paid to policyholders	(18)	(19)	(21)
Federal and foreign income and capital gain taxes (paid) recovered	(10)	(19)	(176)
Net cash provided by operating activities	239	288	161

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	844	2,188	1,151
Stocks	44	3	19
Mortgage loans on real estate	31	168	63
Real estate	-	-	3
Other invested assets	281	85	119
Derivatives	-	18	-
Total investment proceeds	1,200	2,462	1,355

Cost of investments acquired:
Bonds	1,104	2,152	1,279
Stocks	5	1	2
Mortgage loans on real estate	25	22	35
Real estate	11	11	5
Other invested assets	138	243	267
Derivatives	70	-	69
Total cost of investments acquired	1,353	2,429	1,657
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	201	(8)	(2)
Net (increase) decrease in policy loans	-	(9)	(9)
Net cash provided by (used in) investment activities	48	16	(313)

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(11)	(8)	(7)
Dividend paid to parent	(100)	(100)	-
Other cash provided (applied)	(198)	(172)	160
Net cash provided by (used in) financing and miscellaneous activities	(309)	(280)	153

Net increase (decrease) in cash, cash equivalents and short-term investments	(22)	24	1
Cash, cash equivalents and short-term investments at beginning of year	35	11	10
Cash, cash equivalents and short-term investments at end of year	$13	$35	$11

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$525	$-	$-
Investing activities related to reinsurance transactions, net	(525)	-	-

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2019, 2018 and 2017, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Variable Trust Advisers LLC (“JHVTA”) (formerly John Hancock Investment Management Services, LLC), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

●

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2019 and 2018, the Company held reserves of $476 million and $517 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

●	At December 31, 2019 and 2018, the Company held reserves of $325 million and $75 million, respectively, as a result of asset adequacy testing (“AAT”).

●

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

●

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

●	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

●

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2019 and 2018. Reserves at December 31, 2019 and 2018 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

●

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

●

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

●

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 16% and 17% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2019 and 2018, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2019 and 2018, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company is currently assessing the impact of this guidance on its financial statements.

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative.   The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions.   On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) to incorporate relevant provisions from the Covered Agreement. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement.  The Company is assessing the impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company is awaiting clarification from the New York State Department of Financial Services on this adoption. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2019, 2018 and 2017.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
U.S. government and agencies	$2,885	$199	$(24)	$3,060
States and political subdivisions	34	6	-	40
Foreign governments	38	3	-	41
Corporate bonds	1,540	191	(2)	1,729
Mortgage-backed and asset-backed securities	290	25	-	315
Total bonds	$4,787	$424	$(26)	$5,185

December 31, 2018:
U.S. government and agencies	$2,684	$20	$(164)	$2,540
States and political subdivisions	68	6	-	74
Foreign governments	39	1	-	40
Corporate bonds	1,875	66	(32)	1,909
Mortgage-backed and asset-backed securities	352	13	(6)	359
Total bonds	$5,018	$106	$(202)	$4,922

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2019, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$65	$66
Due after one year through five years	410	422
Due after five years through ten years	619	652
Due after ten years	3,403	3,730
Mortgage-backed and asset-backed securities	290	315
Total	$4,787	$5,185

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2019	2018
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$71	$13
Bonds and cash pledged in support of exchange-traded futures	12	19
Bonds and cash pledged in support of cleared interest rate swaps	13	7
Total fair value	$96	$39
At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-
Total carrying value	$-	$-

At December 31, 2019 and 2018, the Company held below investment grade corporate bonds of $54 million and $132 million, with an aggregate fair value of $55 million and $129 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date.  Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms.  The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2019 and 2018, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2019:
U.S. government and agencies	$1,121	$(24)	$29	$-	$1,150	$(24)
States and political subdivisions	4	-	-	-	4	-
Foreign governments	-	-	-	-	-	-
Corporate bonds	35	-	14	(2)	49	(2)
Mortgage-backed and asset-backed securities	-	-	8	-	8	-
Total	$1,160	$(24)	$51	$(2)	$1,211	$(26)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2018:
U.S. government and agencies	$111	$(4)	$1,047	$(160)	$1,158	$(164)
States and political subdivisions	8	-	4	-	12	-
Foreign governments	-	-	-	-	-	-
Corporate bonds	707	(24)	175	(8)	882	(32)
Mortgage-backed and asset-backed securities	103	(3)	44	(3)	147	(6)
Total	$929	$(31)	$1,270	$(171)	$2,199	$(202)

At December 31, 2019 and 2018, there were 45 and 589 bonds that had a gross unrealized loss of which the single largest unrealized loss was $23 million and $151 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2019	2018	2017
(in millions)
Proceeds	$1,153	$1,389	$1,014
Realized gross gains	41	6	43
Realized gross losses	(5)	(28)	(18)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2019 and 2018, realized capital losses include $0 million and $1 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 0 and 8 securities, respectively.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2019 and 2018.

Affiliate Transactions

In 2019, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $121 million and fair value of $123 million. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired, at fair value, certain bonds from its parent, JHUSA, for $130 million.

In 2018, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $637 million and fair value of $647 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain bonds from its parent, JHUSA, for $313 million.

In 2017, the Company sold certain bonds to its indirect parent, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $38 million and fair value of $41 million. The Company recognized $3 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $207 million and fair value of $242 million. The Company recognized $35 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $18 million and fair value of $19 million. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
Preferred stocks:
Nonaffiliated	$8	$3	$-	$11
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	102	26	(3)	125
Affiliates*	-	-	-	-
Total stocks	$110	$29	$(3)	$136

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$7	$2	$-	$9
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	127	18	(1)	144
Affiliates*	-	-	-	-
Total stocks	$134	$20	$(1)	$153

*Affiliates - fair value represents the carrying value

At December 31, 2019 and 2018, there were 15 and 35 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $2 million and $1 million at December 31, 2019 and 2018, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2019, 2018 and 2017, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Mortgage Loans on Real Estate

At December 31, 2019 and 2018, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2019:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$208	East North Central	$59
Industrial	39	East South Central	10
Office buildings	180	Middle Atlantic	95
Retail	130	Mountain	43
Agricultural	-	New England	13
Agribusiness	11	Pacific	232
Mixed use	-	South Atlantic	99
Other	49	West North Central	34
Allowance	-	West South Central	32
		Canada / Other	-
		Allowance	-
Total mortgage loans on real estate	$617	Total mortgage loans on real estate	$617

December 31, 2018:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$215	East North Central	$67
Industrial	49	East South Central	10
Office buildings	183	Middle Atlantic	93
Retail	129	Mountain	44
Agricultural	-	New England	8
Agribusiness	12	Pacific	234
Mixed use	-	South Atlantic	104
Other	34	West North Central	34
Allowance	-	West South Central	28
		Canada / Other	-
		Allowance	-
Total mortgage loans on real estate	$622	Total mortgage loans on real estate	$622

The aggregate mortgages outstanding to any one borrower do not exceed $34 million.

During 2019, the respective maximum and minimum lending rates for mortgage loans issued were 5.48% and 2.84% for commercial loans. The Company issued no agricultural loans during 2019 and 2018. The Company issued no purchase money mortgages in 2019 or 2018. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2019 and 2018, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2019, 2018 and 2017, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2019:
Recorded Investment
Current	$11	$-	$605	$1	$617
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2018:
Recorded Investment
Current	$11	$-	$610	$1	$622
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2019 and 2018. The Company was not a participant or co-lender in a mortgage loan agreement in 2019 and 2018.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2019	2018
(in millions)
AAA	$45	$49
AA	231	212
A	223	228
BBB	117	133
BB	1	-
B and lower and unrated	-	-
Total	$617	$622

Affiliated Transactions

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $5 million.

In 2018, the Company sold certain mortgages to its parent, JHUSA. These mortgages had a book value of $98 million and fair value of $105 million at the date of the transaction. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2019	2018
(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	276	266
Properties held for sale	-	-
Less accumulated depreciation	(35)	(31)
Total	$241	$235

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2019, 2018 and 2017, respectively.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2019 and 2018.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $1 million, and $0 million of impairments on partnerships and LLCs in 2019, 2018, or 2017. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $173 million and fair value of $180 million which resulted in a gain to operations of $7 million.

In 2018, the Company sold certain other invested assets to its parent, JHUSA. These other invested assets had a book value of $3 million and fair value of $4 million. The Company recognized $1 million in pre-tax realized gains.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2019 or 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2019	2018	2017
(in millions)
Income:
Bonds	$165	$178	$182
Preferred stocks	-	-	-
Common stocks	2	1	1
Mortgage loans on real estate	29	35	39
Real estate	39	39	34
Policy loans	5	5	5
Cash, cash equivalents and short-term investments	7	6	3
Other invested assets	92	84	72
Derivatives	19	23	32
Other income	-	-	(2)
Total investment income	358	371	366

Expenses:
Investment expenses	(30)	(28)	(35)
Investment taxes, licenses and fees, excluding federal income taxes	(4)	(4)	(3)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(5)	(5)
Total investment expenses	(39)	(37)	(43)
Net investment income	$319	$334	$323

Other invested assets above represent income earned from the Company’s investment in JHVTA.

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

		Years Ended
	2019	2018	2017
(in millions)
Realized capital gains (losses)	$7	$12	$(21)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(9) in 2019, $2 in 2018, and $(8) in 2017)	33	(6)	16
Realized capital gains (losses) before tax	(26)	18	(37)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	34	7	20
Net realized capital gains (losses)	$(60)	$11	$(57)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships and other hedging relationships:

		December 31, 2019
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$173	$4	$-	$16	$9
Cash flow hedges	Interest rate swaps	13	-	-	4	-
Total Derivatives in Effective Hedge Accounting Relationships		$186	$4	$-	$20	$9

Other Hedging Relationships
	Interest rate swaps	$8,288	$960	$596	$960	$596
	Interest rate futures	144	-	-	-	-
	Equity index options	89	3	-	3	-
	Equity index futures	205	-	-	-	-
Total Derivatives in Other Hedging Relationships		$8,726	$963	$596	$963	$596
Total Derivatives		$8,912	$967	$596	$983	$605

		December 31, 2018
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$5	$-	$20	$1
Cash flow hedges	Interest rate swaps	25	-	-	4	-
Total Derivatives in Effective Hedge Accounting Relationships		$237	$5	$-	$24	$1

Other Hedging Relationships
	Interest rate swaps	$8,328	$537	$297	$537	$297
	Interest rate futures	251	-	-	-	-
	Equity index options	61	-	2	-	2
	Equity index futures	291	-	-	-	-
Total Derivatives in Other Hedging Relationships		$8,931	$537	$299	$537	$299
Total Derivatives		$9,168	$542	$299	$561	$300

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2019, 2018 and 2017, the Company recorded net unrealized gains of $4 million, $2 million, and $7 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2019, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 1 year.

Derivatives Not Designated as Hedging Instruments (Economic Hedges). The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains (losses) of $0 million, $0 million, and ($1) million (including $0 million, $0 million, and ($1) million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2019, 2018 and 2017, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

For the years ended December 31, 2019, 2018 and 2017 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2019	2018	2017
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$124	$(61)	$12
Interest rate futures	6	(5)	-
Equity index options	5	(3)	1
Equity index futures	(8)	6	-
Total net unrealized capital gain (loss)	$127	$(63)	$13

Net realized capital gain (loss):
Interest rate swaps	$-	$-	$(1)
Interest rate futures	(13)	5	(5)
Equity index options	-	1	2
Equity index futures	(56)	10	(65)
Total net realized capital gain (loss)	$(69)	$16	$(69)
Total gain (loss) from derivatives in other hedging relationships	$58	$(47)	$(56)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2019 and 2018, the Company had accepted collateral consisting of cash of $32 million and $20 million and various securities with a fair value of $452 million and $293 million, respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2019	$-
2020	4
2021	-
2022	-
Thereafter	-
Total Future Settled Premiums	$4

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$3	$(2)	$1
Current Year	$4	$3	$7

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

●

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets and liabilities.

●	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

●

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

●

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

●

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	125	125	114	-	11	-
Total common stocks	125	125	114	-	11	-
Derivatives:
Interest rate swaps	960	960	-	960	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	963	963	-	963	-	-
Assets held in separate accounts	8,254	8,254	8,254	-	-	-
Total assets	$9,342	$9,342	$8,368	$963	$11	$-

Liabilities:
Derivatives:
Interest rate swaps	$596	$596	$-	$596	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	596	596	-	596	-	-
Liabilities held in separate accounts	8,254	8,254	8,254	-	-	-
Total liabilities	$8,850	$8,850	$8,254	$596	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	144	144	111	-	33	-
Total common stocks	144	144	111	-	33	-
Derivatives:
Interest rate swaps	537	537	-	537	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	537	537	-	537	-	-
Assets held in separate accounts	7,261	7,261	7,261	-	-	-
Total assets	$7,942	$7,942	$7,372	$537	$33	$-

Liabilities:
Derivatives:
Interest rate swaps	$297	$297	$-	$297	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	2	2	-	2	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	299	299	-	299	-	-
Liabilities held in separate accounts	7,261	7,261	7,261	-	-	-
Total liabilities	$7,560	$7,560	$7,261	$299	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$4,787	$5,185	$-	$5,005	$180
Preferred stocks	8	11	-	-	11
Mortgage loans on real estate	617	681	-	-	681
Cash, cash equivalents and short term investments	13	13	11	2	-
Policy loans	122	122	-	122	-
Derivatives in effective hedge accounting relationships	4	20	-	20	-
Total assets	$5,551	$6,032	$11	$5,149	$872

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	75	71	-	-	71
Policyholders' and beneficiaries' funds	125	130	-	130	-
Derivatives in effective hedge accounting relationships	-	9	-	9	-
Total liabilities	$200	$210	$-	$139	$71

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$5,018	$4,922	$-	$4,703	$219
Preferred stocks	7	9	-	-	9
Mortgage loans on real estate	622	642	-	-	642
Cash, cash equivalents and short term investments	35	35	3	32	-
Policy loans	122	122	-	122	-
Derivatives in effective hedge accounting relationships	5	24	-	24	-
Total assets	$5,809	$5,754	$3	$4,881	$870

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	78	77	-	-	77
Policyholders' and beneficiaries' funds	128	133	-	133	-
Derivatives in effective hedge accounting relationships	-	1	-	1	-
Total liabilities	$206	$211	$-	$134	$77

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2019, 2018 and 2017, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	33	4	(8)	-	-	-	(18)	-	-	-	11
Total common stocks	33	4	(8)	-	-	-	(18)	-	-	-	11

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$33	$4	$(8)	$-	$-	$-	$(18)	$-	$-	$-	$11

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	32	-	1	-	-	-	-	-	-	-	33
Total common stocks	32	-	1	-	-	-	-	-	-	-	33

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$32	$-	$1	$-	$-	$-	$-	$-	$-	$-	$33

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2017	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2017
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	34	-	-	-	-	-	(2)	-	-	-	32
Total common stocks	34	-	-	-	-	-	(2)	-	-	-	32

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$34	$-	$-	$-	$-	$-	$(2)	$-	$-	$-	$32

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums earned
Direct	$1,113	$1,078	$1,091
Assumed	186	196	206
Ceded	(783)	(222)	(224)
Net	$516	$1,052	$1,073
Benefits to policyholders ceded	$(443)	$(427)	$(403)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2019, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2019, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2019, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $653 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(66)	$(71)	$(69)
Premiums assumed	26	28	27
Benefits ceded	(144)	(166)	(157)
Benefits assumed	58	66	63

Other reinsurance receivable (payable)	(4)	(5)	(3)
Funds held by or deposited with reinsured companies	837	859	888

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s John Hancock Life Insurance (“JHLICO”) Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreement:

Year ended December 31,
2019
(in millions)
Premiums ceded, net	$(99)
Benefits ceded, net	(11)

Other reinsurance receivable	1
Other amounts payable on reinsurance	-

Effective January 1, 2019, the Company entered into a coinsurance agreement with RGA to cede 90% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $92 million and related invested assets of $98 million. The Company recognized a pre-tax gain of $3 million net of realized capital gains, including a ceding commission received of $1 million, and an increase of $3 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The transaction closed on February 7, 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

Year ended December 31,
2019
(in millions)
Premiums ceded, net	$(444)
Benefits ceded, net	(35)

Funds held by or deposited with reinsured companies	-
Other reinsurance receivable	3
Other amounts payable on reinsurance	-

Effective January 1, 2019, the Company entered into a coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to cede 90% QS of a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $352 million and related invested assets of $437 million. The Company incurred a pre-tax loss of $80 million net of realized capital gains, including a ceding commission paid of $26 million, and a decrease of $60 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The transaction closed on March 15, 2019.

The table and commentary below consist of the impact of the Global Atlantic Financial Group (“GAFG”) Agreement:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded, net	$(1)	$(1)	$(2)
Benefits ceded, net	(100)	(112)	(119)

Other reinsurance receivable	16	21	21
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2012, the Company entered into a coinsurance agreement with GAFG, formerly named Commonwealth Annuity (“CWA”), to cede its fixed deferred annuities at 90% quota share (“QS”). The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. As of December 31, 2019, the Company recorded a reserve credit and a reinsurance receivable of $22 million and $1 million, respectively, related to the various agreements with SRUS. As of December 31, 2019, the Company has established full provisions to offset the net reinsurance receivable related to the various agreements with SRUS. Refer to the subsequent events note for further details on the status of the rehabilitation proceedings.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums assumed, net	$159	$167	$177
Benefits assumed, net	396	408	424

Other reinsurance receivable	3	5	4
Other amounts payable on reinsurance	42	39	46
Funds withheld from unauthorized reinsurers	-	-	-
Treaty settlement received (paid) *	(207)	(208)	(227)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(7)	$-	$-
Benefits ceded	(6)	(2)	(5)

Other amounts payable on reinsurance	-	-	-
Funds withheld from unauthorized reinsurers	5	2	4
Treaty Settlement received (paid)	2	-	-

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$2	$(1)	$(4)
Benefits ceded	(17)	(9)	(11)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	1	1	1
Funds withheld from unauthorized reinsurers	367	359	350
Treaty Settlement received (paid)	(3)	(3)	(3)

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

In 2019 and 2018, the Company did not commute any ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2019
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$240	$-	$240
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	240	-	240
(d) Deferred tax assets nonadmitted	20	-	20
(e) Subtotal net admitted deferred tax asset (c - d)	220	-	220
(f) Deferred tax liabilities	124	17	141
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$96	$(17)	$79

	December 31, 2018
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$199	$-	$199
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	199	-	199
(d) Deferred tax assets nonadmitted	3	-	3
(e) Subtotal net admitted deferred tax asset (c - d)	196	-	196
(f) Deferred tax liabilities	114	16	130
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$82	$(16)	$66

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$41	$-	$41
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	41	-	41
(d) Deferred tax assets nonadmitted	17	-	17
(e) Subtotal net admitted deferred tax asset (c - d)	24	-	24
(f) Deferred tax liabilities	10	1	11
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$14	$(1)	$13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2019
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	79	-	79
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	79	-	79
2. Adjusted gross deferred tax assets allowed per limitation threshold.	202	-	202
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	141	-	141
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$220	$-	$220

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	65	-	65
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	65	-	65
2. Adjusted gross deferred tax assets allowed per limitation threshold.	240	-	240
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	131	-	131
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$196	$-	$196

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	14	-	14
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	14	-	14
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(38)	-	(38)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	10	-	10
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$24	$-	$24

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2019	2018
(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	1055%	1119%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,345	$1,597

Impact of tax planning strategies is as follows:

	December 31, 2019
	(1)	(2)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$240	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$220	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2018
	(3)	(4)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$199	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$196	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$41	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$24	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2019	2018	Change
(in millions)

1. Current income tax
(a) Federal	$(41)	$(36)	$(5)
(b) Foreign	-	-	-
(c) Subtotal	(41)	(36)	(5)
(d) Federal income tax on net capital gains	34	7	27
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-
(g) Federal and foreign income taxes incurred	$(7)	$(29)	$22

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2019	2018	Change
(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	206	166	40
(4) Investments	4	5	(1)
(5) Deferred acquisition costs	22	17	5
(6) Policyholder dividends accrual	2	3	(1)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	-	2	(2)
(13) Other (including items <5% of total ordinary tax assets)	6	6	-
(99) Subtotal	$240	$199	$41

(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	20	3	17
(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$220	$196	$24

(e) Capital:
(1) Investments	$-	$-	$-
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-
(99) Subtotal	$-	$-	$-

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-
(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$-	$-	$-
(i) Admitted deferred tax assets (2(d)+2(h))	$220	$196	$24

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$108	$92	$16
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	1	2	(1)
(4) Policyholder reserves	12	17	(5)
(5) Other (including items <5% of total ordinary tax liabilities)	3	3	-
(99) Subtotal	$124	$114	$10
(b) Capital:
(1) Investments	$17	$16	$1
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-
(99) Subtotal	$17	$16	$1
(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$141	$130	$11
4. Net deferred tax assets/liabilities (2(i) - 3(c))	$79	$66	$13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,
	2019	2018	Change
(in millions)

Total deferred tax assets	$240	$199	$41
Total deferred tax liabilities	141	130	11
Net deferred tax assets (liabilities)	$99	$69	$30
Tax effect of unrealized gains and losses			(23)
Tax effect of unrealized foreign exchange gains (losses)			-
Other			-
Change in net deferred income taxes			$53

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2019 and 2018 and 35% for 2017 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2019	2018	2017
(in millions)

Ordinary provisions computed at statutory rate	$(52)	$69	$58
Net realized capital gains (losses) before IMR at statutory rate	16	3	(7)
Change in nonadmitted assets	-	-	-
Reinsurance	(4)	(5)	(6)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	-	-
Amortization of IMR	(11)	(3)	(6)
Tax recorded in surplus	(2)	(1)	-
Dividend received deduction	(4)	(3)	(6)
Investment in subsidiaries	(2)	(2)	-
Prior year adjustment	(2)	-	4
Tax credits	(1)	(1)	(1)
Change in tax reserve	1	1	1
Pension	-	-	-
Tax rate change	-	(16)	152
Other	1	(1)	1
Total	$(60)	$41	$190

Federal and foreign income taxes incurred	$(41)	$(36)	$25
Capital gains tax	34	7	20
Change in net deferred income taxes	(53)	70	145
Total statutory income tax expense (benefit)	$(60)	$41	$190

At December 31, 2019 the Company did not have any net operating losses, net capital losses, or credit carry forwards.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $6 million and $17 million for 2019, 2018 and 2017, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company (USA)
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	John Hancock Natural Resource Corp.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.
John Hancock Assignment Company	JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency Inc.)
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.
John Hancock Funding Company LLC

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are $0 million and ($12) million at December 31, 2019 and 2018, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”), and currently tax years 2014 – 2018 are under audit.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2019	2018
(in millions)

Balance at beginning of year	$13	$11
Additions based on tax positions related to the current year	-	-
Payments	-	-
Additions for tax positions of prior years	-	2
Reductions for tax positions of prior years	(10)	-
Balance at end of year	$3	$13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Included in the balances as of December 31, 2019 and 2018, are $3 million and $16 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2019 and 2018 are $0 million and ($4) million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $1 million and $0 million of interest expense / (benefit) in each of the years ended December 31, 2019, 2018, and 2017, respectively. The Company had approximately $7 million and $8 million accrued for interest as of December 31, 2019 and 2018, respectively. The Company did not recognize any material penalties for the years ended December 31, 2019, 2018 and 2017.

The Company does not have a Repatriation Transition Tax (“RTT”) liability under the Tax Cuts and Jobs Act of 2017 as the RTT was fully remitted to the IRS with the filing of the 2017 and 2018 federal income tax returns.

As of December 31, 2019, the Company reported no Alternative Minimum Tax (AMT) Credit carryforward.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act (the “Act”) and reflected impacts of $24 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax asset is being amortized into taxable income over 8 years, in the amount of $3 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid shareholder dividends of $100 million, $100 million, and $0 million to its parent, JHUSA, in 2019, 2018 and 2017, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2019 and 2018, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $62 million, $62 million, and $65 million at December 31, 2019, 2018 and 2017, respectively. As of December 31, 2019 and 2018, the Company had amounts payable of $15 million and $13 million, respectively.

The Company has an Administrative Service Agreement with JHVTA and John Hancock Investment Management LLC (“JHIM”) (formerly John Hancock Advisers, LLC) pursuant to which the Company will provide certain administrative and related functional support services as required by JHVTA and JHIM in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHVTA and JHIM. For such services, JHVTA and JHIM will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $15 million, $15 million and $16 million for the years ended December 31, 2019, 2018 and 2017 respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2019, 2018 and 2017, the Company was billed by JHD for underwriting commissions of $62 million, $64 million, and $64 million, respectively. The Company had amounts payable for services provided of $6 million and $3 million at December 31, 2019 and 2018, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2019, 2018 and 2017, respectively, the Company received dividends of $15 million, $19 million, and $21 million from JHVTA. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2019 and 2018.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2019 and 2018, the Company had a receivable from JHUSA in the amount of $520 million and $293 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHVTA relating to distributions of $1 million and $1 million, which were included in investment income due and accrued at December 31, 2019 and 2018, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company also enters into reinsurance transactions with its affiliates. Refer to the Reinsurance Note for further details.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $10 million, to purchase other invested assets of $158 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2019. Approximately 30% of these commitments expire in 2020.

Contingencies: As of December 31, 2019, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) on behalf of owners of performance universal life policies first issued between 2003 and 2009 whose policies are subject to a cost of insurance (“COI”) increase announced in 2018. This case has been consolidated with an almost identical related class action that was initiated in October 2018 against the Company in the Southern District of NY and was assigned to the same judge. Discovery has commenced. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$77	$-	$-	$77	1%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	-	-	7,917	7,917	75%
Total with adjustment or at fair value	78	-	7,917	7,995	76%
At book value without adjustment (minimal or no charge or adjustment)	1,233	-	-	1,233	12%
Not subject to discretionary withdrawal	1,332	-	3	1,335	12%
Total (gross)	2,643	-	7,920	10,563	100%
Reinsurance ceded	1,361	-	-	1,361
Total (net)	$1,282	$-	$7,920	$9,202
Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$84	$-	$-	$84	1%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	6,991	6,991	71%
Total with adjustment or at fair value	87	-	6,991	7,078	72%
At book value without adjustment (minimal or no charge or adjustment)	1,323	-	-	1,323	14%
Not subject to discretionary withdrawal	1,364	-	2	1,366	14%
Total (gross)	2,774	-	6,993	9,767	100%
Reinsurance ceded	1,009	-	-	1,009
Total (net)	$1,765	$-	$6,993	$8,758
Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$-	$-	$-	$-	$-	$-
(2) Universal Life	355	353	362	-	-	-
(3) Universal Life with Secondary Guarantees	1,188	1,015	2,780	-	-	-
(4) Indexed Universal Life	33	25	34	-	-	-
(5) Indexed Universal Life with Secondary Guarantees	51	46	47	-	-	-
(6) Indexed Life	-	-	-	-	-	-
(7) Other Permanent Cash Value Life Insurance	2,705	2,705	2,806	-	-	-
(8) Variable Life	-	-	3	-	-	-
(9) Variable Universal Life	137	183	155	331	308	313
(10) Miscellaneous Reserves	-	-	857	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	-	-	414	-	-	-
(2) Accidental Death Benefits	-	-	2	-	-	-
(3) Disability - Active Lives	-	-	9	-	-	-
(4) Disability - Disabled Lives	-	-	36	-	-	-
(5) Miscellaneous Reserves	-	-	33	-	-	-
C. Total (gross: direct + assumed)	$4,469	$4,327	$7,538	$331	$308	$313
D. Reinsurance Ceded	1,939	1,935	3,049	-	-	-
E. Total (net) (C) - (D)	$2,530	$2,392	$4,489	$331	$308	$313

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$-	$-	$-	$-	$-	$-
(2) Universal Life	348	346	355	-	-	-
(3) Universal Life with Secondary Guarantees	1,136	956	2,636	-	-	-
(4) Indexed Universal Life	2	2	2	-	-	-
(5) Indexed Universal Life with Secondary Guarantees	64	55	60	-	-	-
(6) Indexed Life	-	-	-	-	-	-
(7) Other Permanent Cash Value Life Insurance	2,740	2,740	2,840	-	-	-
(8) Variable Life	-	-	3	-	-	-
(9) Variable Universal Life	137	176	161	263	241	246
(10) Miscellaneous Reserves	-	-	629	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	-	-	402	-	-	-
(2) Accidental Death Benefits	-	-	2	-	-	-
(3) Disability - Active Lives	-	-	10	-	-	-
(4) Disability - Disabled Lives	-	-	37	-	-	-
(5) Miscellaneous Reserves	-	-	43	-	-	-
C. Total (gross: direct + assumed)	$4,427	$4,275	$7,180	$263	$241	$246
D. Reinsurance Ceded	1,979	1,969	3,102	-	-	-
E. Total (net) (C) - (D)	$2,448	$2,306	$4,078	$263	$241	$246

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2019 and 2018. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction
	December 31,
(in millions)	2019	2018
Group Annuity Contracts (401K)	$5,405	$4,564
Variable and Fixed Annuities	2,518	2,434
Life Insurance	331	263
Total	$8,254	$7,261

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2019	$14	$5
2018	$15	$3
2017	$16	$3
2016	$17	$4
2015	$18	$2

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2019	2018
(in millions, except for ages)
Account value	$2,564	$2,477
Amount of reserve held	194	203
Net amount at risk - gross	215	467
Weighted average attained age	70	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2019 and 2018:

●

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

●	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

●

In 2019 and 2018, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

●

In 2019 and 2018, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

●	For variable annuities, the swap curve at December 31 is used for discounting in both years.

●	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2019	2018
(in millions)
Type of Fund
Equity	$1,609	$1,495
Balanced	781	758
Bonds	347	348
Money Market	21	17
Total	$2,758	$2,618

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2019	2018
(in millions)
Premiums, deposits and other considerations	$782	$765
Reserves for accounts with assets at:
Fair value	8,233	7,240
Amortized cost	-	-
Total	$8,233	$7,240

	December 31,
	2019	2018
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	100	98
At fair value	8,052	7,083
At book value without fair value adjustments and with current surrender charge of less than 5%	78	57
Subtotal	8,230	7,238
Not subject to discretionary withdrawal	3	2
Total	$8,233	$7,240

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2019	2018	2017
(in millions)
Transfers to separate accounts	$842	$812	$947
Transfers from separate accounts	1,231	1,203	1,308
Net transfers to (from) separate accounts	$(389)	$(391)	$(361)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

16. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2019, 2018 and 2017.

During 2018, the Company implemented its North American voluntary early retirement program.  The program resulted in the voluntary separation of 229 employees in the U.S. by the end of 2019.  A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018.  This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2019, 2018 and 2017.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2019, 2018 and 2017.

17. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2019 financial statements through March 26, 2020, the date the financial statements were issued.

The Company reached a settlement agreement with the Receiver of SRUS, in rehabilitation, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were commuted and terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. The execution of these agreements is not expected to have a material impact to the Company’s financial position.

A U D I T E D F I N A N C I A L S T A T E M E N T S

John Hancock Life Insurance Company of New York Separate Account B

December 31, 2019

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Audited Financial Statements

December 31, 2019

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of John Hancock Life Insurance Company of New York Separate Account B

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company of New York Separate Account B (the Separate Account), as of December 31, 2019, and the related statements of operations and changes in contract owners' equity for the two years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019 and the results of its operations and changes in contract owners' equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1999.

Boston, Massachusetts

March 26, 2020

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Appendix

Subaccounts comprising John Hancock Life

Insurance Company of New York Separate Account B

500 Index Fund Series NAV	Managed Volatility Aggressive Portfolio Series I
Active Bond Trust Series I	Managed Volatility Aggressive Portfolio Series NAV
Active Bond Trust Series NAV	Managed Volatility Balanced Portfolio Series I
American Asset Allocation Trust Series I	Managed Volatility Balanced Portfolio Series NAV
American Global Growth Trust Series I	Managed Volatility Conservative Portfolio Series I
American Growth Trust Series I	Managed Volatility Conservative Portfolio Series NAV
American Growth-Income Trust Series I	Managed Volatility Growth Portfolio Series I
American International Trust Series I	Managed Volatility Growth Portfolio Series NAV
Blue Chip Growth Trust Series I	Managed Volatility Moderate Portfolio Series I
Blue Chip Growth Trust Series NAV	Managed Volatility Moderate Portfolio Series NAV
Capital Appreciation Trust Series I	Mid Cap Index Trust Series I
Capital Appreciation Trust Series NAV	Mid Cap Index Trust Series NAV
Capital Appreciation Value Trust Series I	Mid Cap Stock Trust Series I
Capital Appreciation Value Trust Series	Mid Cap Stock Trust Series NAV
NAV
Core Bond Trust Series I	Mid Value Trust Series I
Core Bond Trust Series NAV	Mid Value Trust Series NAV
Emerging Markets Value Trust Series I	Money Market Trust Series I
Emerging Markets Value Trust Series NAV	Money-Market Trust Series NAV
Equity Income Trust Series I	PIMCO All Asset
Equity Income Trust Series NAV	Real Estate Securities Trust Series I
Financial Industries Trust Series I	Real Estate Securities Trust Series NAV
Financial Industries Trust Series NAV	Science & Technology Trust Series I
Fundamental All Cap Core Trust Series I	Science & Technology Trust Series NAV
Fundamental All Cap Core Trust Series	Select Bond Trust Series I
NAV
Fundamental Large Cap Value Trust Series I	Select Bond Trust Series NAV
Fundamental Large Cap Value Trust Series	Short Term Government Income Trust Series I
NAV
Global Bond Trust Series I	Short Term Government Income Trust Series NAV
Global Bond Trust Series NAV	Small Cap Index Trust Series I
Global Trust Series I	Small Cap Index Trust Series NAV
Global Trust Series NAV	Small Cap Opportunities Trust Series I
Health Sciences Trust Series I	Small Cap Opportunities Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Stock Trust Series I
High Yield Trust Series I	Small Cap Stock Trust Series NAV
High Yield Trust Series NAV	Small Cap Value Trust Series I
International Equity Index Series I	Small Cap Value Trust Series NAV
International Equity Index Series NAV	Small Company Value Trust Series I
International Small Company Trust Series I	Small Company Value Trust Series NAV
International Small Company Trust Series	Strategic Income Opportunities Trust Series I
NAV
International Value Trust Series I	Strategic Income Opportunities Trust Series NAV
International Value Trust Series NAV	Total Bond Market Series Trust NAV
Investment Quality Bond Trust Series I	Total Stock Market Index Trust Series I

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Appendix

Subaccounts comprising John Hancock Life
Insurance Company of New York Separate Account B

Investment Quality Bond Trust Series NAV	Total Stock Market Index Trust Series NAV
Lifestyle Aggressive Portfolio Series NAV	Ultra Short Term Bond Trust Series I
Lifestyle Balanced Portfolio Series NAV	Ultra Short Term Bond Trust Series NAV

Lifestyle Conservative Portfolio Series NAV

Lifestyle Growth Portfolio Series NAV

Lifestyle Moderate Portfolio Series NAV

M Capital Appreciation

M International Equity

M Large Cap Growth

M Large Cap Value

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

				American Asset	American Global
	500 Index Fund	Active Bond Trust	Active Bond Trust	Allocation Trust	Growth Trust Series	American Growth
	Series NAV	Series I	Series NAV	Series I	I	Trust Series I
Total Assets

Investments at fair value	$28,644,033	$464,686	$1,749,959	$7,730,993	$725,088	$4,610,547

Units outstanding	399,694	17,915	20,643	346,830	28,896	105,461
Unit value	$71.66	$25.94	$84.77	$22.29	$25.09	$43.72
Shares	756,978	47,465	178,567	614,546	43,971	262,560
Cost	$21,242,261	$460,946	$1,729,286	$8,169,235	$674,679	$4,841,613

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	American Growth-	American
	Income Trust Series	International Trust	Blue Chip Growth	Blue Chip Growth	Capital Appreciation	Capital Appreciation
	I	Series I	Trust Series I	Trust Series NAV	Trust Series I	Trust Series NAV
Total Assets

Investments at fair value	$3,925,057	$2,988,085	$1,127,241	$13,528,435	$517,710	$2,499,879

Units outstanding	105,038	114,343	23,420	54,659	10,530	51,707
Unit value	$37.37	$26.13	$48.13	$247.51	$49.17	$48.35
Shares	239,625	150,685	32,721	392,470	96,050	461,232
Cost	$4,153,692	$2,899,458	$1,048,637	$13,133,646	$743,705	$3,614,870

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		Capital Appreciation				Emerging Markets
	Capital Appreciation	Value Trust Series	Core Bond Trust	Core Bond Trust	Emerging Markets	Value Trust Series
	Value Trust Series I	NAV	Series I	Series NAV	Value Trust Series I	NAV
Total Assets

Investments at fair value	$656	$8,947,613	$531,148	$4,311,787	$97,519	$1,446,257

Units outstanding	23	311,325	22,857	230,707	5,692	104,941
Unit value	$28.52	$28.74	$23.24	$18.69	$17.13	$13.78
Shares	52	714,666	39,608	323,222	10,190	151,441
Cost	$626	$8,479,385	$528,539	$4,238,004	$102,894	$1,419,974

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

					Fundamental All	Fundamental All
	Equity Income Trust	Equity Income Trust	Financial Industries	Financial Industries	Cap Core Trust	Cap Core Trust
	Series I	Series NAV	Trust Series I	Trust Series NAV	Series I	Series NAV
Total Assets

Investments at fair value	$737,488	$5,371,022	$149,155	$957,272	$2,508	$998,716

Units outstanding	18,005	79,149	4,177	22,226	40	26,971
Unit value	$40.96	$67.86	$35.71	$43.07	$62.70	$37.03
Shares	48,045	351,737	10,593	68,230	102	40,417
Cost	$755,256	$5,588,528	$141,262	$907,920	$2,322	$888,793

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Fundamental Large	Fundamental Large
	Cap Value Trust	Cap Value Trust	Global Bond Trust	Global Bond Trust		Global Trust Series
	Series I	Series NAV	Series I	Series NAV	Global Trust Series I	NAV
Total Assets

Investments at fair value	$815,005	$2,964,998	$156,382	$1,137,304	$86,233	$1,255,418

Units outstanding	19,929	102,700	6,425	32,644	3,777	60,071
Unit value	$40.90	$28.87	$24.34	$34.84	$22.83	$20.90
Shares	35,236	128,133	12,714	92,841	4,303	62,740
Cost	$648,399	$2,296,463	$159,091	$1,168,348	$85,392	$1,226,326

See accompanying notes.

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STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Health Sciences	Health Sciences	High Yield Trust	High Yield Trust	International Equity	International Equity
	Trust Series I	Trust Series NAV	Series I	Series NAV	Index Series I	Index Series NAV
Total Assets

Investments at fair value	$288,998	$3,524,680	$305,949	$3,502,513	$225,874	$4,875,106

Units outstanding	2,514	39,249	10,655	128,389	14,950	82,078
Unit value	$114.96	$89.80	$28.71	$27.28	$15.11	$59.40
Shares	10,633	127,521	57,618	669,697	12,343	266,545
Cost	$254,796	$3,388,908	$308,560	$3,573,822	$199,124	$4,420,437

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	International Small	International Small				Investment Quality
	Company Trust	Company Trust	International Value	International Value	Investment Quality	Bond Trust Series
	Series I	Series NAV	Trust Series I	Trust Series NAV	Bond Trust Series I	NAV
Total Assets

Investments at fair value	$27,354	$1,522,232	$324,853	$2,050,924	$164,777	$541,689

Units outstanding	1,362	75,393	11,726	114,451	6,085	28,789
Unit value	$20.08	$20.19	$27.70	$17.92	$27.08	$18.82
Shares	1,902	105,784	25,143	159,979	14,467	47,726
Cost	$24,836	$1,363,475	$322,189	$2,040,695	$162,629	$536,426

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

			Lifestyle
	Lifestyle Aggressive	Lifestyle Balanced	Conservative	Lifestyle Growth	Lifestyle Moderate
	Portfolio Series	Portfolio Series	Portfolio Series	Portfolio Series	Portfolio Series	M Capital
	NAV	NAV	NAV	NAV	NAV	Appreciation
Total Assets
Investments at fair value	$1,718,405	$3,547,641	$202,836	$21,573,145	$1,536,225	$685,999

Units outstanding	104,431	245,885	15,512	1,403,896	110,070	5,416
Unit value	$16.45	$14.43	$13.08	$15.37	$13.96	$126.66
Shares	110,366	230,068	14,838	1,275,763	103,519	27,385
Cost	$1,646,239	$3,368,546	$197,004	$20,343,612	$1,464,969	$750,221

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

				Managed Volatility	Managed Volatility	Managed Volatility
	M International	M Large Cap		Aggressive Portfolio	Aggressive Portfolio	Balanced Portfolio
	Equity	Growth	M Large Cap Value	Series I	Series NAV	Series I
Total Assets

Investments at fair value	$755,531	$1,063,822	$992,389	$694,950	$18,920,540	$1,262,736

Units outstanding	20,085	11,204	31,090	26,103	775,419	41,200
Unit value	$37.62	$94.95	$31.92	$26.62	$24.40	$30.65
Shares	60,832	36,271	77,530	65,009	1,768,275	101,752
Cost	$743,501	$868,869	$1,012,590	$637,934	$18,036,304	$1,249,232

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

			Managed Volatility
	Managed Volatility	Managed Volatility	Conservative	Managed Volatility	Managed Volatility	Managed Volatility
	Balanced Portfolio	Conservative	Portfolio Series	Growth Portfolio	Growth Portfolio	Moderate Portfolio
	Series NAV	Portfolio Series I	NAV	Series I	Series NAV	Series I
Total Assets
Investments at fair value	$44,700,806	$78,822	$7,989,684	$1,625,636	$41,937,817	$517,297

Units outstanding	1,933,830	2,730	388,294	56,907	1,776,513	16,964
Unit value	$23.12	$28.87	$20.58	$28.57	$23.61	$30.49
Shares	3,590,426	6,708	678,241	122,412	3,153,219	43,325
Cost	$45,827,480	$80,043	$8,024,194	$1,610,628	$42,051,269	$531,238

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Managed Volatility
	Moderate Portfolio	Mid Cap Index	Mid Cap Index	Mid Cap Stock	Mid Cap Stock	Mid Value Trust
	Series NAV	Trust Series I	Trust Series NAV	Trust Series I	Trust Series NAV	Series I
Total Assets

Investments at fair value	$12,114,638	$548,253	$3,904,763	$503,545	$2,439,067	$273,582

Units outstanding	534,457	8,647	93,675	8,431	18,718	7,402
Unit value	$22.67	$63.40	$41.68	$59.73	$130.31	$36.96
Shares	1,012,930	25,631	182,551	27,866	132,775	28,262
Cost	$12,595,458	$550,322	$3,869,194	$484,107	$2,306,264	$303,322

See accompanying notes.

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STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

					Real Estate	Real Estate
	Mid Value Trust	Money Market Trust	Money-Market Trust		Securities Trust	Securities Trust
	Series NAV	Series I	Series NAV	PIMCO All Asset	Series I	Series NAV
Total Assets

Investments at fair value	$1,329,385	$2,145,153	$10,179,028	$526,495	$178,676	$1,915,727

Units outstanding	23,361	152,943	975,555	27,331	2,444	9,440
Unit value	$56.91	$14.03	$10.43	$19.26	$73.11	$202.94
Shares	138,334	2,145,153	10,179,028	47,907	7,587	81,834
Cost	$1,513,684	$2,145,153	$10,179,028	$516,117	$141,259	$1,416,513

See accompanying notes.

17 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Science &	Science &			Short Term	Short Term
	Technology Trust	Technology Trust	Select Bond Trust	Select Bond Trust	Government Income	Government Income
	Series I	Series NAV	Series I	Series NAV	Trust Series I	Trust Series NAV
Total Assets

Investments at fair value	$377,165	$4,763,319	$23,756	$1,315,070	$147,836	$619,285

Units outstanding	10,458	79,005	1,833	101,083	13,114	54,660
Unit value	$36.06	$60.29	$12.96	$13.01	$11.27	$11.33
Shares	12,816	159,629	1,723	95,433	12,248	51,308
Cost	$330,872	$4,599,341	$23,415	$1,301,285	$148,740	$626,630

See accompanying notes.

18 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

			Small Cap	Small Cap
	Small Cap Index	Small Cap Index	Opportunities Trust	Opportunities Trust	Small Cap Stock	Small Cap Stock
	Trust Series I	Trust Series NAV	Series I	Series NAV	Trust Series I	Trust Series NAV
Total Assets

Investments at fair value	$186,624	$2,435,811	$126,947	$985,692	$43,745	$1,925,858

Units outstanding	3,923	64,021	2,364	37,165	1,026	37,980
Unit value	$47.57	$38.05	$53.70	$26.52	$42.64	$50.71
Shares	12,492	162,822	4,974	38,899	4,926	213,037
Cost	$171,259	$2,335,617	$148,361	$1,089,841	$43,720	$2,031,742

See accompanying notes.

19 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

				Small Company	Strategic Income	Strategic Income
	Small Cap Value	Small Cap Value	Small Company	Value Trust Series	Opportunities Trust	Opportunities Trust
	Trust Series I	Trust Series NAV	Value Trust Series I	NAV	Series I	Series NAV
Total Assets

Investments at fair value	$28,636	$2,183,857	$100,138	$840,342	$219,057	$2,228,360

Units outstanding	838	22,659	1,649	24,135	7,168	98,053
Unit value	$34.17	$96.38	$60.73	$34.82	$30.56	$22.73
Shares	1,574	120,522	9,666	81,587	16,202	165,309
Cost	$29,136	$2,328,071	$136,273	$1,163,189	$220,102	$2,211,375

See accompanying notes.

20 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

		STATEMENTS OF ASSETS AND LIABILITIES
		December 31, 2019
			Total Stock Market		Ultra Short Term
	Total Bond Market	Total Stock Market	Index Trust Series	Ultra Short Term	Bond Trust Series
	Series Trust NAV	Index Trust Series I	NAV	Bond Trust Series I	NAV
Total Assets

Investments at fair value	$899,172	$257,168	$5,755,000	$628,513	$493,635

Units outstanding	33,180	6,526	43,744	59,132	46,238
Unit value	$27.10	$39.41	$131.56	$10.63	$10.68
Shares	86,625	10,698	239,493	54,606	42,888
Cost	$886,508	$230,745	$4,623,617	$633,887	$496,592

See accompanying notes.

21 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$453,990	$310,532	$12,529	$13,806	$47,033	$46,746
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	453,990	310,532	12,529	13,806	47,033	46,746
Realized gains (losses) on investments:

Capital gain distributions received	385,287	345,861	-	-	-	(2)
Net realized gain (loss)	529,094	423,661	(1,227)	(1,421)	(2,058)	(11,103)
Realized gains (losses)
	914,381	769,522	(1,227)	(1,421)	(2,058)	(11,105)
Unrealized appreciation (depreciation) during
	5,234,999	(2,096,458)	28,355	(15,012)	95,585	(40,676)
the period

Net increase (decrease) in net assets from operations	6,603,370	(1,016,404)	39,657	(2,627)	140,560	(5,035)
Changes from principal transactions:
Purchase payments	1,347,148	1,160,997	17,365	12,591	110,623	122,848
Transfers between sub-accounts and the	1,072,216	707,906	(4,208)	3,862	166,004	71,944
company

Transfers on general account policy loans	130,181	11,694	16	332	(113)	(4,463)
Withdrawals	(200,644)	(124,856)	(5,002)	-	136	(4,097)
Annual contract fee	(1,084,482)	(1,030,478)	(17,140)	(14,996)	(71,613)	(59,078)
Net increase (decrease) in net assets from principal
	1,264,419	725,263	(8,969)	1,789	205,037	127,154
transactions

Total increase (decrease) in net assets	7,867,789	(291,141)	30,688	(838)	345,597	122,119
Net assets at beginning of period	20,776,244	21,067,385	433,998	434,836	1,404,362	1,282,243
Net assets at end of period	$28,644,033	$20,776,244	$464,686	$433,998	$1,749,959	$1,404,362

	2019	2018	2019	2018	2019	2018

Units, beginning of period	381,044	368,827	18,280	18,205	18,106	16,440
Units issued	51,013	38,507	740	723	3,591	3,424
Units redeemed	(32,363)	(26,290)	(1,105)	(648)	(1,054)	(1,758)
Units, end of period	399,694	381,044	17,915	18,280	20,643	18,106

See accompanying notes.

22 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$99,637	$98,766	$4,166	$3,346	$34,629	$14,410
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	99,637	98,766	4,166	3,346	34,629	14,410
Realized gains (losses) on investments:

Capital gain distributions received	733,735	615,024	63,969	26,329	733,362	662,928
Net realized gain (loss)	(35,267)	6,482	5,799	4,294	(47,746)	30,355
Realized gains (losses)
	698,468	621,506	69,768	30,623	685,616	693,283
Unrealized appreciation (depreciation) during
	432,132	(1,006,351)	97,759	(79,928)	352,269	(734,207)
the period

Net increase (decrease) in net assets from operations	1,230,237	(286,079)	171,693	(45,959)	1,072,514	(26,514)
Changes from principal transactions:
Purchase payments	575,588	479,124	55,971	36,222	284,829	232,736
Transfers between sub-accounts and the	708,190	720,626	91,186	115,675	15,601	11,319
company

Transfers on general account policy loans	(5,988)	4,209	(108)	-	(24,504)	(7,228)
Withdrawals	(628)	(57,129)	(15,072)	(3,666)	(70,495)	(35,722)
Annual contract fee	(367,792)	(299,790)	(31,545)	(23,532)	(145,357)	(137,160)
Net increase (decrease) in net assets from principal
	909,370	847,040	100,432	124,699	60,074	63,945
transactions

Total increase (decrease) in net assets	2,139,607	560,961	272,125	78,740	1,132,588	37,431
Net assets at beginning of period	5,591,386	5,030,425	452,963	374,223	3,477,959	3,440,528
Net assets at end of period	$7,730,993	$5,591,386	$725,088	$452,963	$4,610,547	$3,477,959

	2019	2018	2019	2018	2019	2018

Units, beginning of period	302,960	259,189	24,318	18,208	103,247	101,249
Units issued	57,666	56,684	6,581	8,199	16,453	7,104
Units redeemed	(13,796)	(12,913)	(2,003)	(2,089)	(14,239)	(5,106)
Units, end of period	346,830	302,960	28,896	24,318	105,461	103,247

See accompanying notes.

23 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Growth-Income Trust Series I		American International Trust Series I			Blue Chip Growth Trust Series I

	2019	2018	2019	2018		2019	2018
Income:

Dividend distributions received	$56,361	$47,213	$27,009	$76,176	$	- $	250
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-		-	-
Net investment income (loss)	56,361	47,213	27,009	76,176		-	250
Realized gains (losses) on investments:

Capital gain distributions received	429,142	374,482	196,841	104,654		162,049	141,753
Net realized gain (loss)	(417)	12,645	36,169	35,364		(14,017)	4,322
Realized gains (losses)
	428,725	387,127	233,010	140,018		148,032	146,075
Unrealized appreciation (depreciation) during
	308,252	(516,611)	282,858	(593,214)		122,238	(133,903)
the period

Net increase (decrease) in net assets from operations	793,338	(82,271)	542,877	(377,020)		270,270	12,422
Changes from principal transactions:
Purchase payments	247,455	227,015	172,930	157,904		20,200	31,717
Transfers between sub-accounts and the	24,379	225,636	(92,121)	480,711		(90,582)	22,070
company

Transfers on general account policy loans	16,298	(62,655)	21,310	(35,255)		29,673	11,240
Withdrawals	(17,664)	(73,021)	(24,477)	(12,288)		(239)	225
Annual contract fee	(158,675)	(146,479)	(89,775)	(82,014)		(31,879)	(50,233)
Net increase (decrease) in net assets from principal
	111,793	170,496	(12,133)	509,058		(72,827)	15,019
transactions

Total increase (decrease) in net assets	905,131	88,225	530,744	132,038		197,443	27,441
Net assets at beginning of period	3,019,926	2,931,701	2,457,341	2,325,303		929,798	902,357
Net assets at end of period	$3,925,057	$3,019,926	$2,988,085	$2,457,341		$1,127,241	$929,798

	2019	2018	2019	2018		2019	2018

Units, beginning of period	101,136	95,364	115,142	93,553		25,074	24,814
Units issued	8,673	13,826	10,712	28,234		1,019	2,225
Units redeemed	(4,771)	(8,054)	(11,511)	(6,645)		(2,673)	(1,965)
Units, end of period	105,038	101,136	114,343	115,142		23,420	25,074

See accompanying notes.

24 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$982	$6,031	$170	$1,213	$963	$7,197
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	982	6,031	170	1,213	963	7,197
Realized gains (losses) on investments:

Capital gain distributions received	1,780,063	1,407,859	314,593	77,630	1,486,707	340,569
Net realized gain (loss)	153,483	149,220	(15,323)	7,045	(67,134)	15,996
Realized gains (losses)
	1,933,546	1,557,079	299,270	84,675	1,419,573	356,565
Unrealized appreciation (depreciation) during
	1,057,405	(1,460,938)	(168,986)	(87,296)	(806,798)	(420,861)
the period

Net increase (decrease) in net assets from operations	2,991,933	102,172	130,454	(1,408)	613,738	(57,099)
Changes from principal transactions:
Purchase payments	1,154,120	1,111,031	16,538	18,352	135,504	153,401
Transfers between sub-accounts and the	300,342	581,847	(694)	(3,055)	(12,166)	638,146
company

Transfers on general account policy loans	(39,403)	(76,254)	(757)	(5,396)	(860)	(1,759)
Withdrawals	(47,836)	(119,058)	(2,404)	7	(8,992)	(39,642)
Annual contract fee	(384,131)	(317,721)	(26,259)	(24,753)	(84,492)	(74,700)
Net increase (decrease) in net assets from principal
	983,092	1,179,845	(13,576)	(14,845)	28,994	675,446
transactions

Total increase (decrease) in net assets	3,975,025	1,282,017	116,878	(16,253)	642,732	618,347
Net assets at beginning of period	9,553,410	8,271,393	400,832	417,085	1,857,147	1,238,800
Net assets at end of period	$13,528,435	$9,553,410	$517,710	$400,832	$2,499,879	$1,857,147

	2019	2018	2019	2018	2019	2018

Units, beginning of period	50,112	44,270	10,835	11,184	51,042	33,799
Units issued	8,362	10,232	296	351	3,586	21,475
Units redeemed	(3,815)	(4,390)	(601)	(700)	(2,921)	(4,232)
Units, end of period	54,659	50,112	10,530	10,835	51,707	51,042

See accompanying notes.

25 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$9	$12	$117,580	$139,875	$13,578	$14,888
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	9	12	117,580	139,875	13,578	14,888
Realized gains (losses) on investments:

Capital gain distributions received	39	42	488,612	457,661	(2)	-
Net realized gain (loss)	-	(1)	10,662	(17,957)	274	(2,011)
Realized gains (losses)
	39	41	499,274	439,704	272	(2,011)
Unrealized appreciation (depreciation) during
	83	(51)	989,270	(574,847)	35,543	(16,623)
the period

Net increase (decrease) in net assets from operations	131	2	1,606,124	4,732	49,393	(3,746)
Changes from principal transactions:
Purchase payments	-	-	580,110	593,553	12,414	26,253
Transfers between sub-accounts and the	-	-	977,397	711,358	(109,390)	4,274
company

Transfers on general account policy loans	-	-	(8,523)	(20,574)	(1,167)	(2,143)
Withdrawals	-	-	(95,099)	(5,283)	(5,036)	(3,906)
Annual contract fee	(18)	(17)	(439,170)	(350,608)	(18,426)	(36,685)
Net increase (decrease) in net assets from principal
	(18)	(17)	1,014,715	928,446	(121,605)	(12,207)
transactions

Total increase (decrease) in net assets	113	(15)	2,620,839	933,178	(72,212)	(15,953)
Net assets at beginning of period	543	558	6,326,774	5,393,596	603,360	619,313
Net assets at end of period	$656	$543	$8,947,613	$6,326,774	$531,148	$603,360

	2019	2018	2019	2018	2019	2018

Units, beginning of period	24	24	273,927	234,562	28,126	28,700
Units issued	-	-	57,063	49,154	482	1,171
Units redeemed	(1)	-	(19,665)	(9,789)	(5,751)	(1,745)
Units, end of period	23	24	311,325	273,927	22,857	28,126

See accompanying notes.

26 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Core Bond Trust Series NAV		Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$103,971	$76,183	$2,857	$2,326	$44,027	$35,340
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	103,971	76,183	2,857	2,326	44,027	35,340
Realized gains (losses) on investments:

Capital gain distributions received	(1)	-	-	-	(1)	(5)
Net realized gain (loss)	(3,191)	(17,319)	(55)	272	(6,116)	9,693
Realized gains (losses)
	(3,192)	(17,319)	(55)	272	(6,117)	9,688
Unrealized appreciation (depreciation) during
	209,565	(69,992)	6,722	(15,305)	100,148	(227,722)
the period

Net increase (decrease) in net assets from operations	310,344	(11,128)	9,524	(12,707)	138,058	(182,694)
Changes from principal transactions:
Purchase payments	241,208	249,820	1,396	1,396	126,450	107,202
Transfers between sub-accounts and the	858,432	120,409	4,861	2,821	5,898	67,567
company

Transfers on general account policy loans	133,102	22,522	(276)	(300)	45,794	(28,259)
Withdrawals	(57,885)	(9,744)	20	29	(9,691)	(42,774)
Annual contract fee	(182,587)	(152,690)	(1,481)	(1,609)	(64,691)	(64,121)
Net increase (decrease) in net assets from principal
	992,270	230,317	4,520	2,337	103,760	39,615
transactions

Total increase (decrease) in net assets	1,302,614	219,189	14,044	(10,370)	241,818	(143,079)
Net assets at beginning of period	3,009,173	2,789,985	83,475	93,845	1,204,439	1,347,518
Net assets at end of period	$4,311,787	$3,009,173	$97,519	$83,475	$1,446,257	$1,204,439

	2019	2018	2019	2018	2019	2018

Units, beginning of period	174,431	160,849	5,405	5,251	96,913	93,810
Units issued	74,821	32,823	381	311	16,580	12,204
Units redeemed	(18,545)	(19,241)	(94)	(157)	(8,552)	(9,101)
Units, end of period	230,707	174,431	5,692	5,405	104,941	96,913

See accompanying notes.

27 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Equity Income Trust Series I		Equity Income Trust Series NAV		Financial Industries Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$13,175	$10,769	$93,783	$77,525	$5,409	$1,447
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	13,175	10,769	93,783	77,525	5,409	1,447
Realized gains (losses) on investments:

Capital gain distributions received	52,305	71,112	334,725	491,117	7,015	7,855
Net realized gain (loss)	(23,953)	(17,407)	(68,087)	(33,410)	1,196	1,929
Realized gains (losses)
	28,352	53,705	266,638	457,707	8,211	9,784
Unrealized appreciation (depreciation) during
	93,857	(119,662)	582,697	(911,895)	19,607	(29,571)
the period

Net increase (decrease) in net assets from operations	135,384	(55,188)	943,118	(376,663)	33,227	(18,340)
Changes from principal transactions:
Purchase payments	61,219	37,008	181,235	205,515	38,914	330
Transfers between sub-accounts and the	69,535	(566)	796,612	(92,302)	(24,003)	669
company

Transfers on general account policy loans	15,702	2,177	57,098	(78,283)	8,513	782
Withdrawals	(435)	(5,916)	(49,349)	(83,110)	89	30
Annual contract fee	(35,520)	(53,987)	(138,503)	(138,150)	(3,506)	(3,850)
Net increase (decrease) in net assets from principal
	110,501	(21,284)	847,093	(186,330)	20,007	(2,039)
transactions

Total increase (decrease) in net assets	245,885	(76,472)	1,790,211	(562,993)	53,234	(20,379)
Net assets at beginning of period	491,603	568,075	3,580,811	4,143,804	95,921	116,300
Net assets at end of period	$737,488	$491,603	$5,371,022	$3,580,811	$149,155	$95,921

	2019	2018	2019	2018	2019	2018

Units, beginning of period	15,163	15,843	66,733	69,877	3,541	3,671
Units issued	4,854	1,421	23,505	4,722	1,496	333
Units redeemed	(2,012)	(2,101)	(11,089)	(7,866)	(860)	(463)
Units, end of period	18,005	15,163	79,149	66,733	4,177	3,541

See accompanying notes.

28 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$36,345	$10,440	$10	$8	$4,476	$4,272
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	36,345	10,440	10	8	4,476	4,272
Realized gains (losses) on investments:

Capital gain distributions received	47,243	56,284	172	238	68,983	126,246
Net realized gain (loss)	12,616	13,068	(161)	44	5,040	1,254
Realized gains (losses)
	59,859	69,352	11	282	74,023	127,500
Unrealized appreciation (depreciation) during
	124,799	(199,805)	640	(555)	181,279	(221,405)
the period

Net increase (decrease) in net assets from operations	221,003	(120,013)	661	(265)	259,778	(89,633)
Changes from principal transactions:
Purchase payments	76,015	68,051	2,138	2,138	50,424	85,944
Transfers between sub-accounts and the	(61,952)	69,663	(4)	6	41,441	(179,970)
company

Transfers on general account policy loans	54,034	(57,017)	(18)	-	247	2,065
Withdrawals	(2,408)	(30,396)	4	1	(213)	(2,645)
Annual contract fee	(50,804)	(50,849)	(1,927)	(1,713)	(46,098)	(47,070)
Net increase (decrease) in net assets from principal
	14,885	(548)	193	432	45,801	(141,676)
transactions

Total increase (decrease) in net assets	235,888	(120,561)	854	167	305,579	(231,309)
Net assets at beginning of period	721,384	841,945	1,654	1,487	693,137	924,446
Net assets at end of period	$957,272	$721,384	$2,508	$1,654	$998,716	$693,137

	2019	2018	2019	2018	2019	2018

Units, beginning of period	22,060	22,044	36	28	25,565	29,608
Units issued	4,438	3,439	39	40	2,537	3,324
Units redeemed	(4,272)	(3,423)	(35)	(32)	(1,131)	(7,367)
Units, end of period	22,226	22,060	40	36	26,971	25,565

See accompanying notes.

29 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Fundamental Large Cap Value Trust Series
	Fundamental Large Cap Value Trust Series I		NAV		Global Bond Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$8,966	$8,879	$32,901	$29,982	$13,120	$5,659
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	8,966	8,879	32,901	29,982	13,120	5,659
Realized gains (losses) on investments:

Capital gain distributions received	13,100	3	43,697	2	-	-
Net realized gain (loss)	27,580	9,589	38,655	29,219	(5,441)	414
Realized gains (losses)
	40,680	9,592	82,352	29,221	(5,441)	414
Unrealized appreciation (depreciation) during
	181,644	(157,764)	674,759	(505,311)	4,691	(10,122)
the period

Net increase (decrease) in net assets from operations	231,290	(139,293)	790,012	(446,108)	12,370	(4,049)
Changes from principal transactions:
Purchase payments	63,428	46,643	142,237	168,204	1,834	2,187
Transfers between sub-accounts and the	(111,744)	3,501	(41,866)	47,549	(52,564)	(11,802)
company

Transfers on general account policy loans	17,857	(10,186)	347	(1,326)	(126)	(15,789)
Withdrawals	(13,491)	(11,396)	(31,467)	(38,793)	(7,095)	(3,945)
Annual contract fee	(24,376)	(43,562)	(90,869)	(88,581)	(4,303)	(5,249)
Net increase (decrease) in net assets from principal
	(68,326)	(15,000)	(21,618)	87,053	(62,254)	(34,598)
transactions

Total increase (decrease) in net assets	162,964	(154,293)	768,394	(359,055)	(49,884)	(38,647)
Net assets at beginning of period	652,041	806,334	2,196,604	2,555,659	206,266	244,913
Net assets at end of period	$815,005	$652,041	$2,964,998	$2,196,604	$156,382	$206,266

	2019	2018	2019	2018	2019	2018

Units, beginning of period	21,660	22,223	103,453	99,869	9,016	10,503
Units issued	2,086	1,724	5,568	8,394	130	127
Units redeemed	(3,817)	(2,287)	(6,321)	(4,810)	(2,721)	(1,614)
Units, end of period	19,929	21,660	102,700	103,453	6,425	9,016

See accompanying notes.

30 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Global Bond Trust Series NAV		Global Trust Series I		Global Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$69,889	$29,529	$1,772	$1,456	$26,562	$24,744
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	69,889	29,529	1,772	1,456	26,562	24,744
Realized gains (losses) on investments:

Capital gain distributions received	4	1	2,833	-	43,790	4
Net realized gain (loss)	(3,234)	19,683	(125)	2,623	(4,808)	11,428
Realized gains (losses)
	(3,230)	19,684	2,708	2,623	38,982	11,432
Unrealized appreciation (depreciation) during
	1,550	(62,482)	7,126	(15,766)	114,874	(228,545)
the period

Net increase (decrease) in net assets from operations	68,209	(13,269)	11,606	(11,687)	180,418	(192,369)
Changes from principal transactions:
Purchase payments	77,630	93,916	1,885	1,885	108,834	120,280
Transfers between sub-accounts and the	(21,630)	(644,543)	3,180	(10,674)	(22,390)	(4,340)
company

Transfers on general account policy loans	1,397	(4,423)	4,236	(12,105)	(1,304)	(15,189)
Withdrawals	(14,208)	(50,968)	(131)	23	(91,353)	(47,381)
Annual contract fee	(41,108)	(47,213)	(3,647)	(3,876)	(63,696)	(76,966)
Net increase (decrease) in net assets from principal
	2,081	(653,231)	5,523	(24,747)	(69,909)	(23,596)
transactions

Total increase (decrease) in net assets	70,290	(666,500)	17,129	(36,434)	110,509	(215,965)
Net assets at beginning of period	1,067,014	1,733,514	69,104	105,538	1,144,909	1,360,874
Net assets at end of period	$1,137,304	$1,067,014	$86,233	$69,104	$1,255,418	$1,144,909

	2019	2018	2019	2018	2019	2018

Units, beginning of period	32,577	52,005	3,513	4,587	63,581	64,677
Units issued	4,412	3,210	419	395	12,690	4,883
Units redeemed	(4,345)	(22,638)	(155)	(1,469)	(16,200)	(5,979)
Units, end of period	32,644	32,577	3,777	3,513	60,071	63,581

See accompanying notes.

31 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

					For the years ended December 31,
		Health Sciences Trust Series I			Health Sciences Trust Series NAV		High Yield Trust Series I

		2019	2018		2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$	- $	-	$17,227	$20,541
Expenses:
Mortality and expense risk and
administrative charges		-	-		-	-	-	-
Net investment income (loss)		-	-		-	-	17,227	20,541
Realized gains (losses) on investments:

Capital gain distributions received		29,182	37,734		228,802	273,233	-	-
Net realized gain (loss)		(22,390)	(14,717)		(93,798)	(58,750)	(11,692)	(1,680)
Realized gains (losses)
		6,792	23,017		135,004	214,483	(11,692)	(1,680)
Unrealized appreciation (depreciation) during
		69,099	(20,455)		635,511	(199,774)	42,833	(28,909)
the period

Net increase (decrease) in net assets from operations		75,891	2,562		770,515	14,709	48,368	(10,048)
Changes from principal transactions:
Purchase payments		2,553	2,504		235,014	202,634	8,952	9,846
Transfers between sub-accounts and the		(118,218)	(3,358)		122,862	354,809	(60,927)	153
company

Transfers on general account policy loans		3,544	1,576		(9,569)	(8,031)	(2,454)	(3,077)
Withdrawals		(3,610)	(2,839)		(35,634)	(72,939)	(3,030)	(2,413)
Annual contract fee		(13,720)	(14,288)		(190,014)	(175,273)	(8,752)	(8,858)
Net increase (decrease) in net assets from principal
		(129,451)	(16,405)		122,659	301,200	(66,211)	(4,349)
transactions

Total increase (decrease) in net assets		(53,560)	(13,843)		893,174	315,909	(17,843)	(14,397)
Net assets at beginning of period		342,558	356,401		2,631,506	2,315,597	323,792	338,189
Net assets at end of period		$288,998	$342,558		$3,524,680	$2,631,506	$305,949	$323,792

		2019	2018		2019	2018	2019	2018

Units, beginning of period		3,834	4,017		37,703	33,430	13,044	13,214
Units issued		121	142		5,540	7,061	328	437
Units redeemed		(1,441)	(325)		(3,994)	(2,788)	(2,717)	(607)
Units, end of period		2,514	3,834		39,249	37,703	10,655	13,044

See accompanying notes.

32 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$187,129	$180,955	$4,769	$4,423	$102,790	$86,863
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	187,129	180,955	4,769	4,423	102,790	86,863
Realized gains (losses) on investments:

Capital gain distributions received	(11)	(1)	(4)	65	5	1,227
Net realized gain (loss)	(41,389)	(22,913)	467	8,601	14,492	31,300
Realized gains (losses)
	(41,400)	(22,914)	463	8,666	14,497	32,527
Unrealized appreciation (depreciation) during
	330,261	(250,015)	30,518	(41,808)	619,549	(651,308)
the period

Net increase (decrease) in net assets from operations	475,990	(91,974)	35,750	(28,719)	736,836	(531,918)
Changes from principal transactions:
Purchase payments	136,801	98,334	3,636	2,154	204,542	218,244
Transfers between sub-accounts and the	39,698	(40,620)	22,381	(11,756)	785,563	258,930
company

Transfers on general account policy loans	(562)	519,509	8,784	(20,364)	39,034	(1,442)
Withdrawals	(23,830)	(53,031)	79	19	(13,331)	(43,041)
Annual contract fee	(71,013)	(73,632)	(4,451)	(4,729)	(131,250)	(129,246)
Net increase (decrease) in net assets from principal
	81,094	450,560	30,429	(34,676)	884,558	303,445
transactions

Total increase (decrease) in net assets	557,084	358,586	66,179	(63,395)	1,621,394	(228,473)
Net assets at beginning of period	2,945,429	2,586,843	159,695	223,090	3,253,712	3,482,185
Net assets at end of period	$3,502,513	$2,945,429	$225,874	$159,695	$4,875,106	$3,253,712

	2019	2018	2019	2018	2019	2018

Units, beginning of period	125,229	106,658	12,829	15,395	66,525	61,157
Units issued	13,094	25,784	2,362	1,111	20,864	9,250
Units redeemed	(9,934)	(7,213)	(241)	(3,677)	(5,311)	(3,882)
Units, end of period	128,389	125,229	14,950	12,829	82,078	66,525

See accompanying notes.

33 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			International Small Company Trust Series
	International Small Company Trust Series I		NAV		International Value Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$655	$478	$32,080	$17,084	$9,116	$8,985
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	655	478	32,080	17,084	9,116	8,985
Realized gains (losses) on investments:

Capital gain distributions received	1,312	-	57,539	(3)	(6)	(3)
Net realized gain (loss)	781	526	11,155	16,964	1,860	3,057
Realized gains (losses)
	2,093	526	68,694	16,961	1,854	3,054
Unrealized appreciation (depreciation) during
	3,278	(8,842)	177,382	(322,722)	26,361	(68,136)
the period

Net increase (decrease) in net assets from operations	6,026	(7,838)	278,156	(288,677)	37,331	(56,097)
Changes from principal transactions:
Purchase payments	1,834	1,044	75,221	84,980	13,793	13,736
Transfers between sub-accounts and the	(5,581)	1,991	34,450	71,247	(34,257)	5,192
company

Transfers on general account policy loans	(4,514)	(1,920)	2,480	(3,205)	786	(318)
Withdrawals	4	3	(4,891)	(14,349)	(2,588)	(2,658)
Annual contract fee	(1,681)	(1,739)	(44,904)	(44,031)	(10,332)	(10,973)
Net increase (decrease) in net assets from principal
	(9,938)	(621)	62,356	94,642	(32,598)	4,979
transactions

Total increase (decrease) in net assets	(3,912)	(8,459)	340,512	(194,035)	4,733	(51,118)
Net assets at beginning of period	31,266	39,725	1,181,720	1,375,755	320,120	371,238
Net assets at end of period	$27,354	$31,266	$1,522,232	$1,181,720	$324,853	$320,120

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,909	1,938	71,816	66,823	12,979	12,789
Units issued	121	109	8,092	8,810	606	667
Units redeemed	(668)	(138)	(4,515)	(3,817)	(1,859)	(477)
Units, end of period	1,362	1,909	75,393	71,816	11,726	12,979

See accompanying notes.

34 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	International Value Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$55,931	$49,917	$4,477	$5,263	$13,655	$17,836
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	55,931	49,917	4,477	5,263	13,655	17,836
Realized gains (losses) on investments:

Capital gain distributions received	4	-	-	1,341	-	4,358
Net realized gain (loss)	(3,526)	3,465	(140)	(1,183)	(858)	(9,305)
Realized gains (losses)
	(3,522)	3,465	(140)	158	(858)	(4,947)
Unrealized appreciation (depreciation) during
	169,014	(361,075)	13,297	(7,123)	30,460	(17,401)
the period

Net increase (decrease) in net assets from operations	221,423	(307,693)	17,634	(1,702)	43,257	(4,512)
Changes from principal transactions:
Purchase payments	108,253	111,078	8,857	8,412	39,745	68,490
Transfers between sub-accounts and the	70,386	175,077	(42,136)	482	50,152	(200,052)
company

Transfers on general account policy loans	1,267	(7,978)	105	65	(3,107)	(2,517)
Withdrawals	374	(26,619)	(5,407)	(8,202)	(7)	(15,877)
Annual contract fee	(63,625)	(66,072)	(6,515)	(6,195)	(22,925)	(22,964)
Net increase (decrease) in net assets from principal
	116,655	185,486	(45,096)	(5,438)	63,858	(172,920)
transactions

Total increase (decrease) in net assets	338,078	(122,207)	(27,462)	(7,140)	107,115	(177,432)
Net assets at beginning of period	1,712,846	1,835,053	192,239	199,379	434,574	612,006
Net assets at end of period	$2,050,924	$1,712,846	$164,777	$192,239	$541,689	$434,574

	2019	2018	2019	2018	2019	2018

Units, beginning of period	107,442	97,887	7,764	7,987	25,256	35,329
Units issued	11,580	15,132	324	356	4,955	4,496
Units redeemed	(4,571)	(5,577)	(2,003)	(579)	(1,422)	(14,569)
Units, end of period	114,451	107,442	6,085	7,764	28,789	25,256

See accompanying notes.

35 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Aggressive Portfolio Series NAV		Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$24,883	$6,319	$68,629	$60,600	$4,433	$4,907
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	24,883	6,319	68,629	60,600	4,433	4,907
Realized gains (losses) on investments:

Capital gain distributions received	21,756	5,673	93,476	36,704	3,716	1,176
Net realized gain (loss)	1,398	1,195	7,008	9,793	(788)	(422)
Realized gains (losses)
	23,154	6,868	100,484	46,497	2,928	754
Unrealized appreciation (depreciation) during
	90,429	(51,744)	310,747	(214,824)	14,909	(8,239)
the period

Net increase (decrease) in net assets from operations	138,466	(38,557)	479,860	(107,727)	22,270	(2,578)
Changes from principal transactions:
Purchase payments	3,152	22,115	331,140	224,225	11,880	5,095
Transfers between sub-accounts and the	1,269,164	135,474	573,015	640,570	32,562	87,094
company

Transfers on general account policy loans	-	-	6,456	(71,678)	(37,826)	-
Withdrawals	48	3	(8,855)	(33,300)	(1)	(12)
Annual contract fee	(15,240)	(9,188)	(265,996)	(191,244)	(14,280)	(9,569)
Net increase (decrease) in net assets from principal
	1,257,124	148,404	635,760	568,573	(7,665)	82,608
transactions

Total increase (decrease) in net assets	1,395,590	109,847	1,115,620	460,846	14,605	80,030
Net assets at beginning of period	322,815	212,968	2,432,021	1,971,175	188,231	108,201
Net assets at end of period	$1,718,405	$322,815	$3,547,641	$2,432,021	$202,836	$188,231

	2019	2018	2019	2018	2019	2018

Units, beginning of period	24,947	15,000	198,716	153,999	16,198	9,132
Units issued	80,532	10,541	57,943	67,086	3,312	8,330
Units redeemed	(1,048)	(594)	(10,774)	(22,369)	(3,998)	(1,264)
Units, end of period	104,431	24,947	245,885	198,716	15,512	16,198

See accompanying notes.

36 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV		M Capital Appreciation

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$384,304	$381,767	$30,333	$28,256	$2,080	$1,834
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	384,304	381,767	30,333	28,256	2,080	1,834
Realized gains (losses) on investments:

Capital gain distributions received	897,753	207,206	33,211	15,382	52,655	112,642
Net realized gain (loss)	64,219	89,146	2,933	2,300	(8,337)	1,727
Realized gains (losses)
	961,972	296,352	36,144	17,682	44,318	114,369
Unrealized appreciation (depreciation) during
	2,263,994	(1,701,030)	126,849	(85,902)	106,612	(198,097)
the period

Net increase (decrease) in net assets from operations	3,610,270	(1,022,911)	193,326	(39,964)	153,010	(81,894)
Changes from principal transactions:
Purchase payments	1,515,611	1,426,147	111,446	71,842	42,991	47,892
Transfers between sub-accounts and the	1,760,618	914,168	236,056	238,910	(2,602)	26,831
company

Transfers on general account policy loans	(40,487)	(21,972)	(24)	(23)	(426)	(3,508)
Withdrawals	(174,182)	(234,823)	7	(27,843)	108	(41)
Annual contract fee	(1,107,528)	(953,427)	(107,085)	(71,988)	(26,287)	(22,331)
Net increase (decrease) in net assets from principal
	1,954,032	1,130,093	240,400	210,898	13,784	48,843
transactions

Total increase (decrease) in net assets	5,564,302	107,182	433,726	170,934	166,794	(33,051)
Net assets at beginning of period	16,008,843	15,901,661	1,102,499	931,565	519,205	552,256
Net assets at end of period	$21,573,145	$16,008,843	$1,536,225	$1,102,499	$685,999	$519,205

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,266,011	1,181,202	91,588	74,655	5,282	4,823
Units issued	196,753	147,263	24,771	24,839	554	783
Units redeemed	(58,868)	(62,454)	(6,289)	(7,906)	(420)	(324)
Units, end of period	1,403,896	1,266,011	110,070	91,588	5,416	5,282

See accompanying notes.

37 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
	M International Equity			M Large Cap Growth		M Large Cap Value

	2019	2018		2019	2018	2019	2018
Income:

Dividend distributions received	$19,813	$9,860	$	- $	-	$16,516	$12,536
Expenses:
Mortality and expense risk and
administrative charges	-	-		-	-	-	-
Net investment income (loss)	19,813	9,860		-	-	16,516	12,536
Realized gains (losses) on investments:

Capital gain distributions received	-	-		60,682	98,402	30,768	61,768
Net realized gain (loss)	(312)	6,153		20,182	21,086	(491)	8,466
Realized gains (losses)
	(312)	6,153		80,864	119,488	30,277	70,234
Unrealized appreciation (depreciation) during
	104,732	(155,111)		208,085	(160,986)	123,739	(189,277)
the period

Net increase (decrease) in net assets from operations	124,233	(139,098)		288,949	(41,498)	170,532	(106,507)
Changes from principal transactions:
Purchase payments	52,629	38,803		66,992	121,952	60,119	41,341
Transfers between sub-accounts and the	19,940	104,702		(48,484)	(26,863)	29,078	101,136
company

Transfers on general account policy loans	(421)	(3,361)		-	-	(412)	(3,407)
Withdrawals	72	(22)		185	(54)	98	(17,854)
Annual contract fee	(19,925)	(16,846)		(53,528)	(46,683)	(29,441)	(23,294)
Net increase (decrease) in net assets from principal
	52,295	123,276		(34,835)	48,352	59,442	97,922
transactions

Total increase (decrease) in net assets	176,528	(15,822)		254,114	6,854	229,974	(8,585)
Net assets at beginning of period	579,003	594,825		809,708	802,854	762,415	771,000
Net assets at end of period	$755,531	$579,003		$1,063,822	$809,708	$992,389	$762,415

	2019	2018		2019	2018	2019	2018

Units, beginning of period	18,520	15,113		11,605	10,937	29,025	25,809
Units issued	2,362	4,891		953	1,908	3,119	6,423
Units redeemed	(797)	(1,484)		(1,354)	(1,240)	(1,054)	(3,207)
Units, end of period	20,085	18,520		11,204	11,605	31,090	29,025

See accompanying notes.

38 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Aggressive Portfolio		Managed Volatility Aggressive Portfolio		Managed Volatility Balanced Portfolio Series
	Series I		Series NAV			I

	2019	2018	2019	2018	2019		2018
Income:

Dividend distributions received	$8,824	$12,283	$249,475	$355,718	$25,311		$118,151
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-		-
Net investment income (loss)	8,824	12,283	249,475	355,718	25,311		118,151
Realized gains (losses) on investments:

Capital gain distributions received	62,532	39,025	1,733,511	1,102,104	152,000		345,856
Net realized gain (loss)	3,366	5,315	193,084	292,753	(52,298)		(2,168)
Realized gains (losses)
	65,898	44,340	1,926,595	1,394,857	99,702		343,688
Unrealized appreciation (depreciation) during
	42,038	(106,419)	1,040,846	(3,149,430)	411,565		(707,830)
the period

Net increase (decrease) in net assets from operations	116,760	(49,796)	3,216,916	(1,398,855)	536,578		(245,991)
Changes from principal transactions:
Purchase payments	53,650	30,266	1,283,709	1,423,431	13,518		13,518
Transfers between sub-accounts and the	-	-	108,245	196,956	(865)		1,105
company

Transfers on general account policy loans	8	3	(79,287)	(51,759)	17,318		3,204
Withdrawals	(89)	41	(249,534)	(344,634)	(3,927,078)		3,310
Annual contract fee	(15,689)	(20,472)	(641,139)	(637,658)	(118,374)		(343,387)
Net increase (decrease) in net assets from principal
	37,880	9,838	421,994	586,336	(4,015,481)		(322,250)
transactions

Total increase (decrease) in net assets	154,640	(39,958)	3,638,910	(812,519)	(3,478,903)		(568,241)
Net assets at beginning of period	540,310	580,268	15,281,630	16,094,149	4,741,639		5,309,880
Net assets at end of period	$694,950	$540,310	$18,920,540	$15,281,630	$1,262,736		$4,741,639

	2019	2018	2019	2018	2019		2018

Units, beginning of period	24,513	24,098	756,691	730,611	182,235		194,100
Units issued	2,021	967	61,469	71,491	735		1,096
Units redeemed	(431)	(552)	(42,741)	(45,411)	(141,770)		(12,961)
Units, end of period	26,103	24,513	775,419	756,691	41,200		182,235

See accompanying notes.

39 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Balanced Portfolio Series		Managed Volatility Conservative Portfolio		Managed Volatility Conservative Portfolio
	NAV		Series I		Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$873,410	$960,270	$1,838	$1,933	$189,434	$211,668
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	873,410	960,270	1,838	1,933	189,434	211,668
Realized gains (losses) on investments:

Capital gain distributions received	1,859,776	2,711,626	-	2,017	5	229,530
Net realized gain (loss)	(87,866)	107,583	(648)	(505)	(40,608)	(371,687)
Realized gains (losses)
	1,771,910	2,819,209	(648)	1,512	(40,603)	(142,157)
Unrealized appreciation (depreciation) during
	4,192,522	(5,699,423)	8,125	(4,988)	853,947	(377,987)
the period

Net increase (decrease) in net assets from operations	6,837,842	(1,919,944)	9,315	(1,543)	1,002,778	(308,476)
Changes from principal transactions:
Purchase payments	3,366,863	2,968,072	-	-	249,896	309,509
Transfers between sub-accounts and the	43,134	92,435	(721)	1,574	168,415	(617,668)
company

Transfers on general account policy loans	168,559	(436,310)	3,977	4,318	28,562	629
Withdrawals	(1,214,165)	(556,526)	36	37	(773,477)	(10,467,448)
Annual contract fee	(2,457,380)	(2,496,624)	(5,125)	(4,437)	(370,006)	(413,410)
Net increase (decrease) in net assets from principal
	(92,989)	(428,953)	(1,833)	1,492	(696,610)	(11,188,388)
transactions

Total increase (decrease) in net assets	6,744,853	(2,348,897)	7,482	(51)	306,168	(11,496,864)
Net assets at beginning of period	37,955,953	40,304,851	71,340	71,391	7,683,516	19,180,381
Net assets at end of period	$44,700,806	$37,955,953	$78,822	$71,340	$7,989,684	$7,683,516

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,937,923	1,958,657	2,802	2,743	423,840	1,034,685
Units issued	147,070	112,170	140	205	19,331	15,027
Units redeemed	(151,163)	(132,904)	(212)	(146)	(54,877)	(625,872)
Units, end of period	1,933,830	1,937,923	2,730	2,802	388,294	423,840

See accompanying notes.

40 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Managed Volatility Growth Portfolio Series		Managed Volatility Moderate Portfolio Series
	Managed Volatility Growth Portfolio Series I		NAV			I

	2019	2018	2019	2018	2019		2018
Income:

Dividend distributions received	$26,935	$33,609	$716,120	$853,027	$10,581		$12,911
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-		-
Net investment income (loss)	26,935	33,609	716,120	853,027	10,581		12,911
Realized gains (losses) on investments:

Capital gain distributions received	102,241	138,185	2,948,537	3,151,130	18,295		45,740
Net realized gain (loss)	43,022	178,516	505,320	391,448	3,071		30,926
Realized gains (losses)
	145,263	316,701	3,453,857	3,542,578	21,366		76,666
Unrealized appreciation (depreciation) during
	96,629	(447,121)	2,797,030	(6,870,213)	45,180		(113,473)
the period

Net increase (decrease) in net assets from operations	268,827	(96,811)	6,967,007	(2,474,608)	77,127		(23,896)
Changes from principal transactions:
Purchase payments	86,397	76,739	3,551,191	3,237,175	2,126		4,743
Transfers between sub-accounts and the	654	(189,758)	(1,872,762)	102,853	-		-
company

Transfers on general account policy loans	(84,536)	(48,172)	1,084,791	(359,758)	(40,009)		(70,011)
Withdrawals	(23,809)	(282,499)	(1,052,946)	(655,843)	353		(222,499)
Annual contract fee	(52,214)	(57,773)	(2,243,165)	(2,268,070)	(19,284)		(18,956)
Net increase (decrease) in net assets from principal
	(73,508)	(501,463)	(532,891)	56,357	(56,814)		(306,723)
transactions

Total increase (decrease) in net assets	195,319	(598,274)	6,434,116	(2,418,251)	20,313		(330,619)
Net assets at beginning of period	1,430,317	2,028,591	35,503,701	37,921,954	496,984		827,603
Net assets at end of period	$1,625,636	$1,430,317	$41,937,817	$35,503,701	$517,297		$496,984

	2019	2018	2019	2018	2019		2018

Units, beginning of period	59,861	79,341	1,799,921	1,796,501	19,022		30,411
Units issued	7,259	8,801	259,115	123,744	46		155
Units redeemed	(10,213)	(28,281)	(282,523)	(120,324)	(2,104)		(11,544)
Units, end of period	56,907	59,861	1,776,513	1,799,921	16,964		19,022

See accompanying notes.

41 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Moderate Portfolio Series
	NAV		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$251,984	$273,734	$6,220	$6,341	$43,340	$41,015
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	251,984	273,734	6,220	6,341	43,340	41,015
Realized gains (losses) on investments:

Capital gain distributions received	425,297	659,380	46,649	38,656	297,242	236,974
Net realized gain (loss)	(87,494)	(35,936)	155	4,141	(23,415)	33,471
Realized gains (losses)
	337,803	623,444	46,804	42,797	273,827	270,445
Unrealized appreciation (depreciation) during
	1,160,457	(1,323,089)	68,098	(111,747)	467,202	(706,471)
the period

Net increase (decrease) in net assets from operations	1,750,244	(425,911)	121,122	(62,609)	784,369	(395,011)
Changes from principal transactions:
Purchase payments	925,796	878,759	4,348	6,644	263,250	288,724
Transfers between sub-accounts and the	(91,953)	106,387	(44,577)	(1,361)	(118,390)	3,216
company

Transfers on general account policy loans	(6,184)	(25,887)	7	5	123,711	(33,572)
Withdrawals	(177,833)	(142,657)	(3,118)	(14,353)	(30,601)	(42,065)
Annual contract fee	(619,889)	(649,138)	(19,076)	(18,560)	(188,619)	(198,487)
Net increase (decrease) in net assets from principal
	29,937	167,464	(62,416)	(27,625)	49,351	17,816
transactions

Total increase (decrease) in net assets	1,780,181	(258,447)	58,706	(90,234)	833,720	(377,195)
Net assets at beginning of period	10,334,457	10,592,904	489,547	579,781	3,071,043	3,448,238
Net assets at end of period	$12,114,638	$10,334,457	$548,253	$489,547	$3,904,763	$3,071,043

	2019	2018	2019	2018	2019	2018

Units, beginning of period	532,753	524,587	9,697	10,168	92,620	92,084
Units issued	38,769	55,945	137	90	17,820	10,004
Units redeemed	(37,065)	(47,779)	(1,187)	(561)	(16,765)	(9,468)
Units, end of period	534,457	532,753	8,647	9,697	93,675	92,620

See accompanying notes.

42 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

					For the years ended December 31,
		Mid Cap Stock Trust Series I			Mid Cap Stock Trust Series NAV		Mid Value Trust Series I

		2019	2018		2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$	- $	-	$2,876	$2,000
Expenses:
Mortality and expense risk and
administrative charges		-	-		-	-	-	-
Net investment income (loss)		-	-		-	-	2,876	2,000
Realized gains (losses) on investments:

Capital gain distributions received		73,205	46,931		338,739	214,664	33,258	20,273
Net realized gain (loss)		(1,858)	5,389		20,266	22,783	(570)	123
Realized gains (losses)
		71,347	52,320		359,005	237,447	32,688	20,396
Unrealized appreciation (depreciation) during
		56,909	(62,505)		261,764	(273,884)	8,864	(48,798)
the period

Net increase (decrease) in net assets from operations		128,256	(10,185)		620,769	(36,437)	44,428	(26,402)
Changes from principal transactions:
Purchase payments		20,952	20,465		151,516	141,667	5,523	13,198
Transfers between sub-accounts and the		(674)	34,052		60,749	225,358	5,455	(17,995)
company

Transfers on general account policy loans		9,658	(6,667)		(591)	(2,701)	(462)	(3,571)
Withdrawals		(531)	(8,884)		(94,395)	(47,192)	37	35
Annual contract fee		(24,774)	(22,221)		(113,465)	(103,201)	(5,966)	(16,606)
Net increase (decrease) in net assets from principal
		4,631	16,745		3,814	213,931	4,587	(24,939)
transactions

Total increase (decrease) in net assets		132,887	6,560		624,583	177,494	49,015	(51,341)
Net assets at beginning of period		370,658	364,098		1,814,484	1,636,990	224,567	275,908
Net assets at end of period		$503,545	$370,658		$2,439,067	$1,814,484	$273,582	$224,567

		2019	2018		2019	2018	2019	2018

Units, beginning of period		8,349	8,073		18,747	16,652	7,263	7,956
Units issued		486	1,249		2,404	3,578	342	304
Units redeemed		(404)	(973)		(2,433)	(1,483)	(203)	(997)
Units, end of period		8,431	8,349		18,718	18,747	7,402	7,263

See accompanying notes.

43 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Mid Value Trust Series NAV		Money Market Trust Series I		Money-Market Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$14,775	$10,559	$41,313	$34,600	$111,370	$83,695
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	14,775	10,559	41,313	34,600	111,370	83,695
Realized gains (losses) on investments:

Capital gain distributions received	162,455	100,486	-	-	1	-
Net realized gain (loss)	(20,715)	4,564	-	-	-	-
Realized gains (losses)
	141,740	105,050	-	-	1	-
Unrealized appreciation (depreciation) during
	59,219	(247,207)	(1)	-	-	-
the period

Net increase (decrease) in net assets from operations	215,734	(131,598)	41,312	34,600	111,371	83,695
Changes from principal transactions:
Purchase payments	90,221	100,168	27,188	43,640	13,086,236	6,555,169
Transfers between sub-accounts and the	(899)	(7,385)	1,617	311,070	(7,817,350)	(6,871,718)
company

Transfers on general account policy loans	1,077	(5,303)	(6,637)	(1,440)	17,500	(29,713)
Withdrawals	(18,744)	(30,860)	(4,748)	(372,151)	234,402	137,306
Annual contract fee	(59,441)	(61,327)	(77,310)	(77,427)	(397,236)	(389,266)
Net increase (decrease) in net assets from principal
	12,214	(4,707)	(59,890)	(96,308)	5,123,552	(598,222)
transactions

Total increase (decrease) in net assets	227,948	(136,305)	(18,578)	(61,708)	5,234,923	(514,527)
Net assets at beginning of period	1,101,437	1,237,742	2,163,731	2,225,439	4,944,105	5,458,632
Net assets at end of period	$1,329,385	$1,101,437	$2,145,153	$2,163,731	$10,179,028	$4,944,105

	2019	2018	2019	2018	2019	2018

Units, beginning of period	23,127	23,213	157,256	164,241	482,975	541,801
Units issued	2,278	2,070	1,363	30,438	1,268,971	589,520
Units redeemed	(2,044)	(2,156)	(5,676)	(37,423)	(776,391)	(648,346)
Units, end of period	23,361	23,127	152,943	157,256	975,555	482,975

See accompanying notes.

44 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$12,725	$12,315	$4,075	$2,939	$38,706	$27,277
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	12,725	12,315	4,075	2,939	38,706	27,277
Realized gains (losses) on investments:

Capital gain distributions received	-	-	1,550	1	14,434	(5)
Net realized gain (loss)	310	6	8,811	6,021	78,715	55,050
Realized gains (losses)
	310	6	10,361	6,022	93,149	55,045
Unrealized appreciation (depreciation) during
	38,088	(36,068)	33,332	(17,411)	307,686	(139,039)
the period

Net increase (decrease) in net assets from operations	51,123	(23,747)	47,768	(8,450)	439,541	(56,717)
Changes from principal transactions:
Purchase payments	44,303	35,501	11,863	7,267	101,211	109,236
Transfers between sub-accounts and the	(13,553)	17,031	(26,724)	(37,736)	(42,631)	(58,456)
company

Transfers on general account policy loans	28,442	(30,267)	(1,484)	(40,152)	33,773	(51,962)
Withdrawals	(810)	(24)	(6,704)	(34)	(46,534)	(22,114)
Annual contract fee	(12,899)	(13,501)	(12,821)	(11,466)	(74,442)	(73,514)
Net increase (decrease) in net assets from principal
	45,483	8,740	(35,870)	(82,121)	(28,623)	(96,810)
transactions

Total increase (decrease) in net assets	96,606	(15,007)	11,898	(90,571)	410,918	(153,527)
Net assets at beginning of period	429,889	444,896	166,778	257,349	1,504,809	1,658,336
Net assets at end of period	$526,495	$429,889	$178,676	$166,778	$1,915,727	$1,504,809

	2019	2018	2019	2018	2019	2018

Units, beginning of period	24,870	24,299	2,952	4,398	9,600	10,218
Units issued	4,645	2,835	139	115	922	711
Units redeemed	(2,184)	(2,264)	(647)	(1,561)	(1,082)	(1,329)
Units, end of period	27,331	24,870	2,444	2,952	9,440	9,600

See accompanying notes.

45 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Science & Technology Trust Series I		Science & Technology Trust Series NAV		Select Bond Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$440	$-	$7,229	$-	$610	$597
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	440	-	7,229	-	610	597
Realized gains (losses) on investments:

Capital gain distributions received	68,399	52,583	717,015	503,360	-	-
Net realized gain (loss)	10,384	20,094	70,712	42,832	-	(24)
Realized gains (losses)
	78,783	72,677	787,727	546,192	-	(24)
Unrealized appreciation (depreciation) during
	36,916	(70,973)	462,623	(658,053)	1,321	(666)
the period

Net increase (decrease) in net assets from operations	116,139	1,704	1,257,579	(111,861)	1,931	(93)
Changes from principal transactions:
Purchase payments	8,627	10,779	247,908	191,780	879	691
Transfers between sub-accounts and the	(42,092)	171	331,469	1,240,942	-	-
company

Transfers on general account policy loans	228	(3,966)	(35,257)	(13,265)	-	-
Withdrawals	(741)	(18,489)	(44,559)	(27,474)	-	-
Annual contract fee	(26,202)	(25,352)	(226,631)	(187,833)	(630)	(654)
Net increase (decrease) in net assets from principal
	(60,180)	(36,857)	272,930	1,204,150	249	37
transactions

Total increase (decrease) in net assets	55,959	(35,153)	1,530,509	1,092,289	2,180	(56)
Net assets at beginning of period	321,206	356,359	3,232,810	2,140,521	21,576	21,632
Net assets at end of period	$377,165	$321,206	$4,763,319	$3,232,810	$23,756	$21,576

	2019	2018	2019	2018	2019	2018

Units, beginning of period	12,296	13,559	74,042	48,747	1,814	1,810
Units issued	176	263	11,772	29,046	68	57
Units redeemed	(2,014)	(1,526)	(6,809)	(3,751)	(49)	(53)
Units, end of period	10,458	12,296	79,005	74,042	1,833	1,814

See accompanying notes.

46 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Short Term Government Income Trust Series			Short Term Government Income Trust Series
	Select Bond Trust Series NAV			I		NAV

	2019	2018	2019		2018	2019	2018
Income:

Dividend distributions received	$34,441	$33,918	$2,863		$6,651	$10,576	$8,539
Expenses:
Mortality and expense risk and
administrative charges	-	-	-		-	-	-
Net investment income (loss)	34,441	33,918	2,863		6,651	10,576	8,539
Realized gains (losses) on investments:

Capital gain distributions received	(1)	-	-		-	-	-
Net realized gain (loss)	(454)	(4,122)	(3,993)		(883)	(1,417)	(7,016)
Realized gains (losses)
	(455)	(4,122)	(3,993)		(883)	(1,417)	(7,016)
Unrealized appreciation (depreciation) during
	74,528	(34,578)	9,894		(3,184)	11,740	2,302
the period

Net increase (decrease) in net assets from operations	108,514	(4,782)	8,764		2,584	20,899	3,825
Changes from principal transactions:
Purchase payments	60,456	70,342	7,233		17,959	32,277	40,131
Transfers between sub-accounts and the	34,030	16,056	(57,336)		1,924	4,529	193,002
company

Transfers on general account policy loans	(511)	(7,022)	100		119	(1,004)	613
Withdrawals	(21,766)	(23,719)	(113,949)		(6,111)	(10,991)	(81,322)
Annual contract fee	(55,560)	(58,720)	(17,741)		(24,079)	(37,781)	(42,174)
Net increase (decrease) in net assets from principal
	16,649	(3,063)	(181,693)		(10,188)	(12,970)	110,250
transactions

Total increase (decrease) in net assets	125,163	(7,845)	(172,929)		(7,604)	7,929	114,075
Net assets at beginning of period	1,189,907	1,197,752	320,765		328,369	611,356	497,281
Net assets at end of period	$1,315,070	$1,189,907	$147,836		$320,765	$619,285	$611,356

	2019	2018	2019		2018	2019	2018

Units, beginning of period	99,701	99,974	29,416		30,365	55,814	45,804
Units issued	9,754	6,908	660		1,388	2,930	22,272
Units redeemed	(8,372)	(7,181)	(16,962)		(2,337)	(4,084)	(12,262)
Units, end of period	101,083	99,701	13,114		29,416	54,660	55,814

See accompanying notes.

47 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Small Cap Index Trust Series I		Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,717	$1,640	$23,065	$22,098	$546	$598
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	1,717	1,640	23,065	22,098	546	598
Realized gains (losses) on investments:

Capital gain distributions received	16,026	10,207	203,014	129,775	11,585	28,276
Net realized gain (loss)	610	1,498	(9,093)	30,637	(8,124)	173
Realized gains (losses)
	16,636	11,705	193,921	160,412	3,461	28,449
Unrealized appreciation (depreciation) during
	18,911	(32,259)	266,369	(427,564)	24,089	(48,095)
the period

Net increase (decrease) in net assets from operations	37,264	(18,914)	483,355	(245,054)	28,096	(19,048)
Changes from principal transactions:
Purchase payments	3,798	3,921	138,772	142,083	5,369	5,663
Transfers between sub-accounts and the	2,968	(992)	(92,965)	1,881	(19,069)	5
company

Transfers on general account policy loans	14	13	107,995	(3,284)	35	(1,515)
Withdrawals	25	52	(7,072)	(20,376)	-	5
Annual contract fee	(5,498)	(5,466)	(118,591)	(124,805)	(5,529)	(5,793)
Net increase (decrease) in net assets from principal
	1,307	(2,472)	28,139	(4,501)	(19,194)	(1,635)
transactions

Total increase (decrease) in net assets	38,571	(21,386)	511,494	(249,555)	8,902	(20,683)
Net assets at beginning of period	148,053	169,439	1,924,317	2,173,872	118,045	138,728
Net assets at end of period	$186,624	$148,053	$2,435,811	$1,924,317	$126,947	$118,045

	2019	2018	2019	2018	2019	2018

Units, beginning of period	3,892	3,945	63,256	63,381	2,759	2,794
Units issued	121	62	13,396	6,764	97	98
Units redeemed	(90)	(115)	(12,631)	(6,889)	(492)	(133)
Units, end of period	3,923	3,892	64,021	63,256	2,364	2,759

See accompanying notes.

48 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
	Small Cap Opportunities Trust Series NAV			Small Cap Stock Trust Series I			Small Cap Stock Trust Series NAV

	2019	2018		2019	2018		2019	2018
Income:

Dividend distributions received	$4,008	$4,155	$	- $	-	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	-	-		-	-		-	-
Net investment income (loss)	4,008	4,155		-	-		-	-
Realized gains (losses) on investments:

Capital gain distributions received	74,219	176,474		11,893	2,230		482,488	81,113
Net realized gain (loss)	(13,999)	1,619		44	538		(17,656)	(15,547)
Realized gains (losses)
	60,220	178,093		11,937	2,768		464,832	65,566
Unrealized appreciation (depreciation) during
	128,105	(298,429)		350	(4,305)		20,733	(128,458)
the period

Net increase (decrease) in net assets from operations	192,333	(116,181)		12,287	(1,537)		485,565	(62,892)
Changes from principal transactions:
Purchase payments	53,743	50,573		849	605		140,199	109,731
Transfers between sub-accounts and the	48,813	17,214		(989)	(1,686)		186,511	(57,950)
company

Transfers on general account policy loans	(1,925)	(7,616)		-	-		(3,416)	(11,435)
Withdrawals	(8,519)	(27,585)		8	5		(19,539)	(30,913)
Annual contract fee	(29,749)	(31,935)		(876)	(1,071)		(84,930)	(77,257)
Net increase (decrease) in net assets from principal
	62,363	651		(1,008)	(2,147)		218,825	(67,824)
transactions

Total increase (decrease) in net assets	254,696	(115,530)		11,279	(3,684)		704,390	(130,716)
Net assets at beginning of period	730,996	846,526		32,466	36,150		1,221,468	1,352,184
Net assets at end of period	$985,692	$730,996		$43,745	$32,466		$1,925,858	$1,221,468

	2019	2018		2019	2018		2019	2018

Units, beginning of period	34,617	34,553		1,051	1,109		33,266	34,902
Units issued	5,519	2,802		22	22		7,089	5,248
Units redeemed	(2,971)	(2,738)		(47)	(80)		(2,375)	(6,884)
Units, end of period	37,165	34,617		1,026	1,051		37,980	33,266

See accompanying notes.

49 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Small Cap Value Trust Series I		Small Cap Value Trust Series NAV		Small Company Value Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$340	$519	$12,812	$15,829	$806	$369
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	340	519	12,812	15,829	806	369
Realized gains (losses) on investments:

Capital gain distributions received	4,917	9,279	140,290	267,213	45,215	8,695
Net realized gain (loss)	(7,897)	3,320	(94,908)	(24,396)	(1,976)	2,243
Realized gains (losses)
	(2,980)	12,599	45,382	242,817	43,239	10,938
Unrealized appreciation (depreciation) during
	16,159	(21,090)	412,282	(483,519)	(23,737)	(23,080)
the period

Net increase (decrease) in net assets from operations	13,519	(7,972)	470,476	(224,873)	20,308	(11,773)
Changes from principal transactions:
Purchase payments	-	750	103,018	121,576	4,384	10,707
Transfers between sub-accounts and the	(44,622)	(20,228)	(117,895)	333,335	(23)	(533)
company

Transfers on general account policy loans	-	-	2,110	(12,511)	618	(5,167)
Withdrawals	(2,868)	(2,613)	(11,562)	(9,206)	(477)	(9,057)
Annual contract fee	(2,184)	(2,918)	(74,487)	(76,683)	(4,523)	(15,204)
Net increase (decrease) in net assets from principal
	(49,674)	(25,009)	(98,816)	356,511	(21)	(19,254)
transactions

Total increase (decrease) in net assets	(36,155)	(32,981)	371,660	131,638	20,287	(31,027)
Net assets at beginning of period	64,791	97,772	1,812,197	1,680,559	79,851	110,878
Net assets at end of period	$28,636	$64,791	$2,183,857	$1,812,197	$100,138	$79,851

	2019	2018	2019	2018	2019	2018

Units, beginning of period	2,399	3,167	23,808	19,330	1,651	1,995
Units issued	-	31	1,719	8,215	71	150
Units redeemed	(1,561)	(799)	(2,868)	(3,737)	(73)	(494)
Units, end of period	838	2,399	22,659	23,808	1,649	1,651

See accompanying notes.

50 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
					Strategic Income Opportunities Trust Series
	Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I		NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$7,390	$2,993	$5,828	$8,052	$61,531	$72,788
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	7,390	2,993	5,828	8,052	61,531	72,788
Realized gains (losses) on investments:

Capital gain distributions received	390,469	62,206	-	-	(1)	2
Net realized gain (loss)	(53,323)	(79,298)	(32)	(3,087)	(1,300)	815
Realized gains (losses)
	337,146	(17,092)	(32)	(3,087)	(1,301)	817
Unrealized appreciation (depreciation) during
	(169,039)	(117,663)	13,521	(16,227)	151,383	(169,199)
the period

Net increase (decrease) in net assets from operations	175,497	(131,762)	19,317	(11,262)	211,613	(95,594)
Changes from principal transactions:
Purchase payments	47,652	56,785	5,549	5,180	167,393	161,774
Transfers between sub-accounts and the	29,681	(669,855)	625	1,872	113,350	122,579
company

Transfers on general account policy loans	(200)	(29,189)	38,826	4,947	28,150	(45,544)
Withdrawals	(59,724)	(6,361)	(2,416)	36	(42,215)	(104,035)
Annual contract fee	(34,085)	(35,117)	(10,082)	(9,164)	(94,407)	(84,522)
Net increase (decrease) in net assets from principal
	(16,676)	(683,737)	32,502	2,871	172,271	50,252
transactions

Total increase (decrease) in net assets	158,821	(815,499)	51,819	(8,391)	383,884	(45,342)
Net assets at beginning of period	681,521	1,497,020	167,238	175,629	1,844,476	1,889,818
Net assets at end of period	$840,342	$681,521	$219,057	$167,238	$2,228,360	$1,844,476

	2019	2018	2019	2018	2019	2018

Units, beginning of period	24,594	47,034	6,070	6,053	90,088	87,688
Units issued	2,204	5,733	1,500	1,606	14,745	14,117
Units redeemed	(2,663)	(28,173)	(402)	(1,589)	(6,780)	(11,717)
Units, end of period	24,135	24,594	7,168	6,070	98,053	90,088

See accompanying notes.

51 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$20,450	$20,140	$4,273	$3,562	$84,277	$58,182
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-	-	-
Net investment income (loss)	20,450	20,140	4,273	3,562	84,277	58,182
Realized gains (losses) on investments:

Capital gain distributions received	3	-	20,825	9,665	343,847	148,757
Net realized gain (loss)	(1,986)	(9,444)	7,055	25,755	109,705	100,727
Realized gains (losses)
	(1,983)	(9,444)	27,880	35,420	453,552	249,484
Unrealized appreciation (depreciation) during
	48,503	(13,419)	35,905	(53,110)	748,325	(561,697)
the period

Net increase (decrease) in net assets from operations	66,970	(2,723)	68,058	(14,128)	1,286,154	(254,031)
Changes from principal transactions:
Purchase payments	58,992	52,499	2,367	2,955	285,151	303,255
Transfers between sub-accounts and the	56,353	44,298	(70,844)	(72,875)	151,735	(87,978)
company

Transfers on general account policy loans	44,336	(59,218)	24,424	(74,272)	(24,918)	(31,278)
Withdrawals	(14,634)	(25,981)	35	(106)	(35,546)	(48,299)
Annual contract fee	(49,979)	(48,117)	(12,093)	(13,902)	(173,962)	(165,089)
Net increase (decrease) in net assets from principal
	95,068	(36,519)	(56,111)	(158,200)	202,460	(29,389)
transactions

Total increase (decrease) in net assets	162,038	(39,242)	11,947	(172,328)	1,488,614	(283,420)
Net assets at beginning of period	737,134	776,376	245,221	417,549	4,266,386	4,549,806
Net assets at end of period	$899,172	$737,134	$257,168	$245,221	$5,755,000	$4,266,386

	2019	2018	2019	2018	2019	2018

Units, beginning of period	29,458	30,950	8,066	12,952	42,060	42,317
Units issued	7,114	4,558	814	941	4,752	2,750
Units redeemed	(3,392)	(6,050)	(2,354)	(5,827)	(3,068)	(3,007)
Units, end of period	33,180	29,458	6,526	8,066	43,744	42,060

See accompanying notes.

52 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV

	2019	2018	2019	2018
Income:

Dividend distributions received	$8,376	$378	$9,060	$5,806
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-
Net investment income (loss)	8,376	378	9,060	5,806
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-
Net realized gain (loss)	(173)	(57)	(267)	(1,412)
Realized gains (losses)
	(173)	(57)	(267)	(1,412)
Unrealized appreciation (depreciation) during
	(4,766)	(13)	4,016	638
the period

Net increase (decrease) in net assets from operations	3,437	308	12,809	5,032
Changes from principal transactions:
Purchase payments	-	-	29,626	25,967
Transfers between sub-accounts and the	613,202	-	121,480	(35,614)
company

Transfers on general account policy loans	-	-	24,643	(220)
Withdrawals	(2,517)	(2,094)	(1)	-
Annual contract fee	(7,409)	(414)	(16,203)	(15,068)
Net increase (decrease) in net assets from principal
	603,276	(2,508)	159,545	(24,935)
transactions

Total increase (decrease) in net assets	606,713	(2,200)	172,354	(19,903)
Net assets at beginning of period	21,800	24,000	321,281	341,184
Net assets at end of period	$628,513	$21,800	$493,635	$321,281

	2019	2018	2019	2018

Units, beginning of period	2,115	2,361	31,020	33,446
Units issued	59,796	-	17,841	3,628
Units redeemed	(2,779)	(246)	(2,623)	(6,054)
Units, end of period	59,132	2,115	46,238	31,020

See accompanying notes.

53 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

1. Organization

John Hancock Life Insurance Company of New York Separate Account B (the "Account") is a separate account established by John Hancock Life Insurance Company of New York (the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services – Investment Companies. The Account consists of 90 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the "Trust"), and 5 active sub- accounts that are invested in portfolios of other Non-affiliated Trusts (the "Non-affiliated Trusts"). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("JHUSA"), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (""MFC""), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub- accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b- 1 fees and other expenses assessed against the Portfolio's assets.

Funds transferred in 2019 are as follows:

Transferred from	Transferred to	Effective Date
International Growth Stock Trust Series I	International Equity Index Series I	11/01/2019
International Growth Stock Trust Series NAV	International Equity Index Series NAV	11/01/2019
Utilities Trust Series I	Equity Income Trust Series I	11/01/2019
Utilities Trust Series NAV	Equity Income Trust Series NAV	11/01/2019

54 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset- based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2019.

55 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company's consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2019, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners' Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

5. Fair Value Measurements

ASC 820 "Fair Value Measurements and Disclosures" provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2019. The following table presents the Account's assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2019:

	Level 1	Level 2	Level 3		Total
Mutual Funds
Affiliated	$324,256,478		-	-	324,256,478
NonAffiliated	$4,024,236		-	-	4,024,236

Total	$328,280,714		-	-	328,280,714

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values ("NAV"), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment's valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2019.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2019 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$4,153,441	$2,049,745
Active Bond Trust Series I	31,078	27,517
Active Bond Trust Series NAV	338,630	86,560
American Asset Allocation Trust Series I	2,024,382	281,641
American Global Growth Trust Series I	213,139	44,572
American Growth Trust Series I	1,378,422	550,358
American Growth-Income Trust Series I	751,159	153,864
American International Trust Series I	470,299	258,583
Blue Chip Growth Trust Series I	207,105	117,884
Blue Chip Growth Trust Series NAV	3,638,947	874,810
Capital Appreciation Trust Series I	327,509	26,322
Capital Appreciation Trust Series NAV	1,642,560	125,894
Capital Appreciation Value Trust Series I	48	17
Capital Appreciation Value Trust Series NAV	2,138,724	517,817
Core Bond Trust Series I	24,512	132,542
Core Bond Trust Series NAV	1,433,731	337,491
Emerging Markets Value Trust Series I	8,888	1,511
Emerging Markets Value Trust Series NAV	259,449	111,664
Equity Income Trust Series I	251,504	75,523
Equity Income Trust Series NAV	1,935,397	659,796
Financial Industries Trust Series I	60,164	27,733
Financial Industries Trust Series NAV	259,107	160,634
Fundamental All Cap Core Trust Series I	2,321	1,947
Fundamental All Cap Core Trust Series NAV	156,842	37,584
Fundamental Large Cap Value Trust Series I	98,299	144,559
Fundamental Large Cap Value Trust Series NAV	220,148	165,168
Global Bond Trust Series I	16,241	65,375
Global Bond Trust Series NAV	219,841	147,867
Global Trust Series I	13,389	3,259
Global Trust Series NAV	316,584	316,144
Health Sciences Trust Series I	41,254	141,523
Health Sciences Trust Series NAV	674,121	322,661
High Yield Trust Series I	26,236	75,219
High Yield Trust Series NAV	525,757	257,545
International Equity Index Series I	38,518	3,321
International Equity Index Series NAV	1,272,614	285,263
International Growth Stock Trust Series I (c)	12,572	22,743
International Growth Stock Trust Series NAV (d)	491,738	791,369
International Small Company Trust Series I	4,127	12,097
International Small Company Trust Series NAV	235,927	83,953
International Value Trust Series I	24,892	48,380
International Value Trust Series NAV	250,153	77,563
Investment Quality Bond Trust Series I	13,038	53,656
Investment Quality Bond Trust Series NAV	103,446	25,932
Lifestyle Aggressive Portfolio Series NAV	1,319,581	15,818
Lifestyle Balanced Portfolio Series NAV	941,852	143,987
Lifestyle Conservative Portfolio Series NAV	49,741	49,258
Lifestyle Growth Portfolio Series I	1	238
Lifestyle Growth Portfolio Series NAV	4,072,966	836,879

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments (continued):
Sub-Account	Purchases	Sales
Lifestyle Moderate Portfolio Series NAV	$388,003	$84,060
M Capital Appreciation	117,828	49,308
M International Equity	99,994	27,886
M Large Cap Growth	139,058	113,212
M Large Cap Value	138,131	31,405
Managed Volatility Aggressive Portfolio Series I	119,693	10,456
Managed Volatility Aggressive Portfolio Series NAV	3,353,362	948,385
Managed Volatility Balanced Portfolio Series I	198,214	4,036,384
Managed Volatility Balanced Portfolio Series NAV	5,914,954	3,274,757
Managed Volatility Conservative Portfolio Series I	5,815	5,810
Managed Volatility Conservative Portfolio Series NAV	571,414	1,078,587
Managed Volatility Growth Portfolio Series I	323,345	267,679
Managed Volatility Growth Portfolio Series NAV	9,371,011	6,239,245
Managed Volatility Moderate Portfolio Series I	30,194	58,131
Managed Volatility Moderate Portfolio Series NAV	1,489,306	782,088
Mid Cap Index Trust Series I	60,859	70,407
Mid Cap Index Trust Series NAV	1,017,235	627,301
Mid Cap Stock Trust Series I	100,314	22,478
Mid Cap Stock Trust Series NAV	633,667	291,115
Mid Value Trust Series I	47,688	6,969
Mid Value Trust Series NAV	296,670	107,225
Money Market Trust Series I	60,270	78,848
Money-Market Trust Series NAV	13,255,412	8,020,488
PIMCO All Asset	97,808	39,600
Real Estate Securities Trust Series I	15,219	45,465
Real Estate Securities Trust Series NAV	230,535	206,017
Science & Technology Trust Series I	74,436	65,777
Science & Technology Trust Series NAV	1,372,539	375,366
Select Bond Trust Series I	1,471	613
Select Bond Trust Series NAV	157,369	106,281
Short Term Government Income Trust Series I	10,187	189,017
Short Term Government Income Trust Series NAV	43,381	45,775
Small Cap Index Trust Series I	22,990	3,941
Small Cap Index Trust Series NAV	688,530	434,312
Small Cap Opportunities Trust Series I	16,934	23,998
Small Cap Opportunities Trust Series NAV	212,118	71,527
Small Cap Stock Trust Series I	12,733	1,848
Small Cap Stock Trust Series NAV	812,604	111,291
Small Cap Value Trust Series I	5,257	49,673
Small Cap Value Trust Series NAV	303,234	248,950
Small Company Value Trust Series I	50,050	4,051
Small Company Value Trust Series NAV	467,945	86,761
Strategic Income Opportunities Trust Series I	50,058	11,729
Strategic Income Opportunities Trust Series NAV	383,120	149,319
Total Bond Market Series Trust NAV	204,660	89,140
Total Stock Market Index Trust Series I	53,913	84,926
Total Stock Market Index Trust Series NAV	997,157	366,575
Ultra Short Term Bond Trust Series I	641,078	29,426
Ultra Short Term Bond Trust Series NAV	196,229	27,624
Utilities Trust Series I (a)	12,750	155,241
Utilities Trust Series NAV (b)	117,353	1,285,424

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments (continued):

Ref6notes

(a)Terminated as an investment option and funds transferred to Equity Income Trust Series I on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(b)Terminated as an investment option and funds transferred to Equity Income Trust Series NAV on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(c)Terminated as an investment option and funds transferred to International Equity Index Series I on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(d)Terminated as an investment option and funds transferred to International Equity Index Series NAV on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
500 Index Fund Series NAV(*)	2019	400	$ 73.32 to $ 45.84		$ 28,644 .	0.00 % to 0.00%	1.81%	31.16 % to 31.16%
.	2018	381	55.90 to	34.95	20,776 .	0.00 to 0.00	1.42	-4.64 to -4.65
.	2017	369	58.62 to	36.65	21,067 .	0.00 to 0.00	1.81	21.54 to 21.54
.	2016	360	48.23 to	30.16	16,841 .	0.00 to 0.00	2.20	11.64 to 11.64
.	2015	252	43.20 to	27.01	10,299 .	0.00 to 0.00	1.89	1.15 to 1.15
.	.	.	.		. ..		.	.
Active Bond Trust Series I(*)	2019	18	25.94 to	25.94	465 .	0.00 to 0.00	2.77	9.26 to 9.26
.	2018	18	23.74 to	23.74	434 .	0.00 to 0.00	3.20	-0.60 to -0.60
.	2017	18	23.89 to	23.89	435 .	0.00 to 0.00	4.01	4.84 to 4.84
.	2016	13	22.78 to	22.78	287 .	0.00 to 0.00	3.29	4.34 to 4.34
.	2015	16	21.84 to	21.84	354 .	0.00 to 0.00	5.02	0.17 to 0.17
.	.	.	.		. ..		.	.
Active Bond Trust Series NAV(*)	2019	21	84.77 to	84.77	1,750 .	0.00 to 0.00	2.91	9.29 to 9.29
.	2018	18	77.56 to	77.56	1,404 .	0.00 to 0.00	3.38	-0.55 to -0.55
.	2017	16	77.99 to	77.99	1,282 .	0.00 to 0.00	3.59	4.89 to 4.89
.	2016	14	74.36 to	74.36	1,077 .	0.00 to 0.00	3.76	4.50 to 4.50
.	2015	13	71.15 to	71.15	954 .	0.00 to 0.00	5.60	0.12 to 0.12
.	.	.	.		. ..		.	.
American Asset Allocation Trust Series I(*)	2019	347	22.29 to	22.29	7,731 .	0.00 to 0.00	1.50	20.78 to 20.78
.	2018	303	18.46 to	18.46	5,591 .	0.00 to 0.00	1.85	-4.91 to -4.91
.	2017	259	19.41 to	19.41	5,030 .	0.00 to 0.00	1.33	15.79 to 15.79
.	2016	185	16.76 to	16.76	3,107 .	0.00 to 0.00	1.48	8.99 to 8.99
.	2015	151	15.38 to	15.38	2,326 .	0.00 to 0.00	2.26	1.06 to 1.06
.	.	.	.		. ..		.	.
American Global Growth Trust Series I(*)	2019	29	25.09 to	25.09	725 .	0.00 to 0.00	0.68	34.71 to 34.71
.	2018	24	18.63 to	18.63	453 .	0.00 to 0.00	0.73	-9.37 to -9.37
.	2017	18	20.55 to	20.55	374 .	0.00 to 0.00	0.27	30.92 to 30.92
.	2016	17	15.70 to	15.70	267 .	0.00 to 0.00	1.08	0.29 to 0.29
.	2015	13	15.66 to	15.66	205 .	0.00 to 0.00	2.12	6.64 to 6.64
.	.	.	.		. ..		.	.
American Growth Trust Series I(*)	2019	105	61.26 to	40.69	4,611 .	0.00 to 0.00	0.85	30.30 to 30.30
.	2018	103	47.01 to	31.23	3,478 .	0.00 to 0.00	0.39	-0.66 to -0.66
.	2017	101	47.32 to	31.43	3,441 .	0.00 to 0.00	0.37	27.87 to 27.86
.	2016	102	37.01 to	24.58	2,672 .	0.00 to 0.00	0.41	9.08 to 9.07
.	2015	100	33.93 to	22.54	2,411 .	0.00 to 0.00	0.25	6.44 to 6.44
.	.	.	.		. ..		.	.
American Growth-Income Trust Series I(*)	2019	105	50.25 to	33.66	3,925 .	0.00 to 0.00	1.59	25.70 to 25.70
.	2018	101	39.97 to	26.78	3,020 .	0.00 to 0.00	1.51	-2.18 to -2.18
.	2017	95	40.87 to	27.38	2,932 .	0.00 to 0.00	1.10	22.03 to 22.03
.	2016	95	33.49 to	22.44	2,394 .	0.00 to 0.00	1.60	11.10 to 11.10
.	2015	107	30.14 to	20.19	2,405 .	0.00 to 0.00	1.25	1.11 to 1.11
.	.	.	.		. ..		.	.
American International Trust Series I(*)	2019	114	44.04 to	25.02	2,988 .	0.00 to 0.00	1.00	22.40 to 22.40
.	2018	115	35.98 to	20.44	2,457 .	0.00 to 0.00	2.91	-13.46 to -13.46
.	2017	94	41.58 to	23.62	2,325 .	0.00 to 0.00	0.99	31.65 to 31.65
.	2016	83	31.58 to	17.94	1,603 .	0.00 to 0.00	1.00	3.12 to 3.12
.	2015	80	30.63 to	17.40	1,548 .	0.00 to 0.00	1.43	-4.82 to -4.82
.	.	.	.		. ..		.	.
Blue Chip Growth Trust Series I(*)	2019	23	48.11 to	48.11	1,127 .	0.00 to 0.00	0.00	29.79 to 29.79
.	2018	25	37.07 to	37.07	930 .	0.00 to 0.00	0.02	1.97 to 1.97
.	2017	25	36.35 to	36.35	902 .	0.00 to 0.00	0.07	36.28 to 36.28
.	2016	27	26.67 to	26.67	722 .	0.00 to 0.00	0.01	0.81 to 0.81
.	2015	43	26.46 to	26.46	1,140 .	0.00 to 0.00	0.00	11.06 to 11.06
.	.	.	.		. ..		.	.
Blue Chip Growth Trust Series NAV(*)	2019	55	247.50 to	247.50	13,528 .	0.00 to 0.00	0.01	29.83 to 29.83
.	2018	50	190.64 to	190.64	9,553 .	0.00 to 0.00	0.06	2.03 to 2.03
.	2017	44	186.84 to	186.84	8,271 .	0.00 to 0.00	0.11	36.34 to 36.34
.	2016	52	137.04 to	137.04	7,175 .	0.00 to 0.00	0.06	0.85 to 0.85
.	2015	51	135.88 to	135.88	6,938 .	0.00 to 0.00	0.00	11.13 to 11.13
.	.	.	.		. ..		.	.
Capital Appreciation Trust Series I(*)	2019	11	49.17 to	49.17	518 .	0.00 to 0.00	0.04	32.89 to 32.89
.	2018	11	37.00 to	37.00	401 .	0.00 to 0.00	0.27	-0.80 to -0.80
.	2017	11	37.30 to	37.30	417 .	0.00 to 0.00	0.06	36.53 to 36.53
.	2016	12	27.32 to	27.32	323 .	0.00 to 0.00	0.00	-1.08 to -1.08
.	2015	12	27.61 to	27.61	329 .	0.00 to 0.00	0.00	11.45 to 11.45
.	.	.	.		. ..		.	.
Capital Appreciation Trust Series NAV(*)	2019	52	48.34 to	48.34	2,500 .	0.00 to 0.00	0.04	32.88 to 32.88
.	2018	51	36.38 to	36.38	1,857 .	0.00 to 0.00	0.37	-0.72 to -0.72
.	2017	34	36.64 to	36.64	1,239 .	0.00 to 0.00	0.11	36.51 to 36.51
.	2016	124	26.84 to	26.84	3,318 .	0.00 to 0.00	0.01	-1.00 to -1.00
.	2015	154	27.11 to	27.11	4,175 .	0.00 to 0.00	0.02	11.47 to 11.47
.	.	.	.		. ..		.	.
Capital Appreciation Value Trust Series I(*)	2019	0	28.60 to	28.60	1 .	0.00 to 0.00	1.42	24.30 to 24.30
.	2018	0	23.01 to	23.01	1 .	0.00 to 0.00	2.15	0.39 to 0.39
.	2017	0	22.92 to	22.92	1 .	0.00 to 0.00	1.46	15.14 to 15.14
.	2016	0	19.90 to	19.90	1 .	0.00 to 0.00	1.33	8.12 to 8.12
.	2015	0	18.41 to	18.41	0 .	0.00 to 0.00	1.10	5.28 to 5.28
.	.	.	.		. ..		.	.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,					For the years and periods ended December 31,
		Units	Unit Fair Value		Assets		Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)		Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Capital Appreciation Value Trust Series NAV(*)	2019	311	$ 28.74 to $ 28.74		$ 8,948 .		0.00 % to 0.00%	1.54%	24.44 % to 24.44%
.	2018	274	23.09 to	23.09	6,327 .		0.00 to 0.00	2.34	0.45 to 0.45
.	2017	235	22.99 to	22.99	5,394 .		0.00 to 0.00	1.46	15.13 to 15.13
.	2016	149	19.97 to	19.97	2,966 .		0.00 to 0.00	1.66	8.19 to 8.19
.	2015	104	18.46 to	18.46	1,928 .		0.00 to 0.00	1.27	5.27 to 5.27
.	.	.	.		.	..	.		.
Core Bond Trust Series I(*)	2019	23	23.23 to	23.23	531	.	0.00 to 0.00	2.25	8.32 to 8.32
.	2018	28	21.45 to	21.45	603	.	0.00 to 0.00	2.47	-0.59 to -0.59
.	2017	29	21.58 to	21.58	619	.	0.00 to 0.00	2.02	3.40 to 3.40
.	2016	31	20.87 to	20.87	651	.	0.00 to 0.00	1.89	2.74 to 2.74
.	2015	39	20.31 to	20.31	788	.	0.00 to 0.00	2.22	0.31 to 0.31
.	.	.	.		.	..	.		.
Core Bond Trust Series NAV(*)	2019	231	18.69 to	18.69	4,312 .		0.00 to 0.00	2.62	8.33 to 8.33
.	2018	174	17.25 to	17.25	3,009 .		0.00 to 0.00	2.65	-0.54 to -0.54
.	2017	161	17.35 to	17.35	2,790 .		0.00 to 0.00	2.26	3.47 to 3.47
.	2016	141	16.76 to	16.76	2,357 .		0.00 to 0.00	2.12	2.73 to 2.73
.	2015	128	16.32 to	16.32	2,095 .		0.00 to 0.00	2.29	0.36 to 0.36
.	.	.	.		.	..	.		.
Emerging Markets Value Trust Series I(*)	2019	6	17.13 to	17.13	98	.	0.00 to 0.00	3.24	10.94 to 10.94
.	2018	5	15.44 to	15.44	83	.	0.00 to 0.00	2.58	-13.59 to -13.59
.	2017	5	17.87 to	17.87	94	.	0.00 to 0.00	2.15	32.69 to 32.69
.	2016	4	13.47 to	13.47	49	.	0.00 to 0.00	5.49	18.00 to 18.00
.	2015	4	11.41 to	11.41	43	.	0.00 to 0.00	2.40	-19.07 to -19.07
.	.	.	.		.	..	.		.
Emerging Markets Value Trust Series NAV(*)	2019	105	13.78 to	13.78	1,446 .		0.00 to 0.00	3.36	10.90 to 10.90
.	2018	97	12.43 to	12.43	1,204 .		0.00 to 0.00	2.70	-13.48 to -13.48
.	2017	94	14.36 to	14.36	1,348 .		0.00 to 0.00	1.53	32.67 to 32.67
.	2016	69	10.83 to	10.83	746	.	0.00 to 0.00	2.52	18.09 to 18.09
.	2015	84	9.17 to	9.17	766	.	0.00 to 0.00	1.54	-19.05 to -19.05
.	.	.	.		.	..	.		.
Equity Income Trust Series I(*)	2019	18	40.96 to	40.96	737	.	0.00 to 0.00	2.24	26.34 to 26.34
.	2018	15	32.42 to	32.42	492	.	0.00 to 0.00	1.87	-9.58 to -9.58
.	2017	16	35.85 to	35.85	568	.	0.00 to 0.00	2.26	16.28 to 16.28
.	2016	17	30.83 to	30.83	518	.	0.00 to 0.00	2.24	19.12 to 19.12
.	2015	20	25.88 to	25.88	517	.	0.00 to 0.00	1.86	-6.75 to -6.75
.	.	.	.		.	..	.		.
Equity Income Trust Series NAV(*)	2019	79	67.86 to	67.86	5,371 .		0.00 to 0.00	2.38	26.47 to 26.47
.	2018	67	53.66 to	53.66	3,581 .		0.00 to 0.00	1.93	-9.52 to -9.52
.	2017	70	59.30 to	59.30	4,144 .		0.00 to 0.00	1.83	16.28 to 16.28
.	2016	103	51.00 to	51.00	5,239 .		0.00 to 0.00	2.32	19.18 to 19.18
.	2015	106	42.79 to	42.79	4,555 .		0.00 to 0.00	1.74	-6.66 to -6.66
.	.	.	.		.	..	.		.
Financial Industries Trust Series I(*)	2019	4	35.71 to	35.71	149	.	0.00 to 0.00	4.47	31.79 to 31.79
.	2018	4	27.10 to	27.10	96	.	0.00 to 0.00	1.16	-14.49 to -14.49
.	2017	4	31.69 to	31.69	116	.	0.00 to 0.00	1.10	15.29 to 15.29
.	2016	4	27.49 to	27.49	104	.	0.00 to 0.00	1.28	19.37 to 19.37
.	2015	7	23.03 to	23.03	150	.	0.00 to 0.00	1.00	-2.65 to -2.65
.	.	.	.		.	..	.		.
Financial Industries Trust Series NAV(*)	2019	22	43.07 to	43.07	957	.	0.00 to 0.00	4.46	31.71 to 31.71
.	2018	22	32.70 to	32.70	721	.	0.00 to 0.00	1.19	-14.38 to -14.38
.	2017	22	38.19 to	38.19	842	.	0.00 to 0.00	0.82	15.29 to 15.29
.	2016	16	33.13 to	33.13	540	.	0.00 to 0.00	1.54	19.47 to 19.47
.	2015	18	27.73 to	27.73	491	.	0.00 to 0.00	1.08	-2.58 to -2.58
.	.	.	.		.	..	.		.
Fundamental All Cap Core Trust Series I(*)	2019	0	62.18 to	62.18	3	.	0.00 to 0.00	0.46	36.45 to 36.45
.	2018	0	45.57 to	45.57	2	.	0.00 to 0.00	0.44	-13.16 to -13.16
.	2017	0	52.48 to	52.48	1	.	0.00 to 0.00	0.82	27.70 to 27.70
.	2016	0	41.10 to	41.10	1	.	0.00 to 0.00	0.61	8.34 to 8.34
.	2015	0	37.93 to	37.93	4	.	0.00 to 0.00	0.00	4.01 to 4.01
.	.	.	.		.	..	.		.
Fundamental All Cap Core Trust Series NAV(*)	2019	27	37.03 to	37.03	999	.	0.00 to 0.00	0.51	36.58 to 36.58
.	2018	26	27.11 to	27.11	693	.	0.00 to 0.00	0.46	-13.16 to -13.16
.	2017	30	31.22 to	31.22	924	.	0.00 to 0.00	0.84	27.77 to 27.77
.	2016	26	24.44 to	24.44	623	.	0.00 to 0.00	0.73	8.40 to 8.40
.	2015	18	22.55 to	22.55	414	.	0.00 to 0.00	0.00	4.09 to 4.09
.	.	.	.		.	..	.		.
Fundamental Large Cap Value Trust Series I(*)	2019	20	40.90 to	40.90	815	.	0.00 to 0.00	1.14	35.85 to 35.85
.	2018	22	30.10 to	30.10	652	.	0.00 to 0.00	1.12	-17.03 to -17.03
.	2017	22	36.28 to	36.28	806	.	0.00 to 0.00	1.57	17.43 to 17.43
.	2016	25	30.90 to	30.90	765	.	0.00 to 0.00	2.06	10.17 to 10.17
.	2015	29	28.05 to	28.05	801	.	0.00 to 0.00	1.02	-1.11 to -1.11
.	.	.	.		.	..	.		.
Fundamental Large Cap Value Trust Series NAV(*)	2019	103	28.87 to	28.87	2,965 .		0.00 to 0.00	1.24	35.97 to 35.97
.	2018	103	21.23 to	21.23	2,197 .		0.00 to 0.00	1.19	-17.03 to -17.03
.	2017	100	25.59 to	25.59	2,556 .		0.00 to 0.00	1.68	17.54 to 17.54
.	2016	109	21.77 to	21.77	2,375 .		0.00 to 0.00	2.34	10.21 to 10.21
.	2015	111	19.75 to	19.75	2,187 .		0.00 to 0.00	1.13	-1.06 to -1.06
.	.	.	.		.	..	.		.

62 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,					For the years and periods ended December 31,
		Units	Unit Fair Value		Assets		Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)		Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Global Bond Trust Series I(*)	2019	6	$ 24.33 to $ 24.33		$ 156 .		0.00 % to 0.00%	6.69%	6.38 % to 6.38%
.	2018	9	22.87 to	22.87	206	.	0.00 to 0.00	2.56	-1.90 to -1.90
.	2017	11	23.32 to	23.32	245	.	0.00 to 0.00	2.21	8.75 to 8.75
.	2016	11	21.44 to	21.44	230	.	0.00 to 0.00	0.00	3.05 to 3.05
.	2015	10	20.80 to	20.80	207	.	0.00 to 0.00	2.60	-3.50 to -3.50
.	.	.	.		.	..		.	.
Global Bond Trust Series NAV(*)	2019	33	34.84 to	34.84	1,137 .		0.00 to 0.00	6.36	6.37 to 6.37
.	2018	33	32.75 to	32.75	1,067 .		0.00 to 0.00	2.64	-1.74 to -1.74
.	2017	52	33.33 to	33.33	1,734 .		0.00 to 0.00	2.68	8.71 to 8.71
.	2016	31	30.66 to	30.66	953	.	0.00 to 0.00	0.00	3.15 to 3.15
.	2015	32	29.73 to	29.73	946	.	0.00 to 0.00	2.69	-3.51 to -3.51
.	.	.	.		.	..		.	.
Global Trust Series I(*)	2019	4	22.83 to	22.83	86	.	0.00 to 0.00	2.32	16.05 to 16.05
.	2018	4	19.68 to	19.68	69	.	0.00 to 0.00	1.68	-14.49 to -14.49
.	2017	5	23.01 to	23.01	106	.	0.00 to 0.00	1.93	18.88 to 18.88
.	2016	5	19.36 to	19.36	104	.	0.00 to 0.00	4.15	9.47 to 9.47
.	2015	10	17.68 to	17.68	184	.	0.00 to 0.00	1.86	-6.42 to -6.42
.	.	.	.		.	..		.	.
Global Trust Series NAV(*)	2019	60	20.90 to	20.90	1,255 .		0.00 to 0.00	2.21	16.06 to 16.06
.	2018	64	18.01 to	18.01	1,145 .		0.00 to 0.00	1.87	-14.42 to -14.42
.	2017	65	21.04 to	21.04	1,361 .		0.00 to 0.00	1.97	18.90 to 18.90
.	2016	66	17.70 to	17.70	1,168 .		0.00 to 0.00	4.69	9.46 to 9.46
.	2015	66	16.17 to	16.17	1,073 .		0.00 to 0.00	1.97	-6.33 to -6.33
.	.	.	.		.	..		.	.
Health Sciences Trust Series I(*)	2019	3	114.96 to	114.96	289	.	0.00 to 0.00	0.00	28.68 to 28.68
.	2018	4	89.34 to	89.34	343	.	0.00 to 0.00	0.00	0.69 to 0.69
.	2017	4	88.73 to	88.73	356	.	0.00 to 0.00	0.00	27.51 to 27.51
.	2016	5	69.59 to	69.59	330	.	0.00 to 0.00	0.07	-10.57 to -10.57
.	2015	4	77.81 to	77.81	346	.	0.00 to 0.00	0.00	12.69 to 12.69
.	.	.	.		.	..		.	.
Health Sciences Trust Series NAV(*)	2019	39	89.80 to	89.80	3,525 .		0.00 to 0.00	0.00	28.67 to 28.67
.	2018	38	69.79 to	69.79	2,632 .		0.00 to 0.00	0.00	0.76 to 0.76
.	2017	33	69.27 to	69.27	2,316 .		0.00 to 0.00	0.00	27.61 to 27.61
.	2016	40	54.28 to	54.28	2,180 .		0.00 to 0.00	0.10	-10.54 to -10.54
.	2015	40	60.67 to	60.67	2,419 .		0.00 to 0.00	0.00	12.76 to 12.76
.	.	.	.		.	..		.	.
High Yield Trust Series I(*)	2019	11	28.70 to	28.70	306	.	0.00 to 0.00	5.07	15.67 to 15.67
.	2018	13	24.81 to	24.81	324	.	0.00 to 0.00	6.06	-3.01 to -3.01
.	2017	13	25.58 to	25.58	338	.	0.00 to 0.00	5.53	7.50 to 7.50
.	2016	13	23.80 to	23.80	313	.	0.00 to 0.00	7.09	16.27 to 16.27
.	2015	14	20.47 to	20.47	285	.	0.00 to 0.00	7.50	-8.31 to -8.31
.	.	.	.		.	..		.	.
High Yield Trust Series NAV(*)	2019	128	27.28 to	27.28	3,503 .		0.00 to 0.00	5.69	15.99 to 15.99
.	2018	125	23.52 to	23.52	2,945 .		0.00 to 0.00	6.88	-3.02 to -3.02
.	2017	107	24.25 to	24.25	2,587 .		0.00 to 0.00	5.39	7.46 to 7.46
.	2016	132	22.57 to	22.57	2,982 .		0.00 to 0.00	8.21	16.56 to 16.56
.	2015	79	19.36 to	19.36	1,524 .		0.00 to 0.00	7.51	-8.38 to -8.38
.	.	.	.		.	..		.	.
International Equity Index Series I(*)	2019	15	15.11 to	15.11	226	.	0.00 to 0.00	2.57	21.37 to 21.37
.	2018	13	12.45 to	12.45	160	.	0.00 to 0.00	2.21	-14.10 to -14.10
.	2017	15	14.49 to	14.49	223	.	0.00 to 0.00	2.06	27.30 to 27.30
.	2016	19	11.39 to	11.39	217	.	0.00 to 0.00	2.75	4.45 to 4.45
.	2015	20	10.90 to	10.90	217	.	0.00 to 0.00	2.38	-5.91 to -5.91
.	.	.	.		.	..		.	.
International Equity Index Series NAV(*)	2019	82	59.39 to	59.39	4,875 .		0.00 to 0.00	2.70	21.44 to 21.44
.	2018	67	48.91 to	48.91	3,254 .		0.00 to 0.00	2.45	-14.10 to -14.10
.	2017	61	56.94 to	56.94	3,482 .		0.00 to 0.00	1.66	27.45 to 27.45
.	2016	135	44.68 to	44.68	6,025 .		0.00 to 0.00	2.68	4.43 to 4.43
.	2015	143	42.78 to	42.78	6,099 .		0.00 to 0.00	2.85	-5.80 to -5.80
.	.	.	.		.	..		.	.
International Small Company Trust Series I(*)	2019	1	20.08 to	20.08	27	.	0.00 to 0.00	2.12	22.60 to 22.60
.	2018	2	16.38 to	16.38	31	.	0.00 to 0.00	1.26	-20.10 to -20.10
.	2017	2	20.50 to	20.50	40	.	0.00 to 0.00	0.99	29.45 to 29.45
.	2016	5	15.83 to	15.83	82	.	0.00 to 0.00	1.86	4.90 to 4.90
.	2015	2	15.09 to	15.09	35	.	0.00 to 0.00	1.78	6.54 to 6.54
.	.	.	.		.	..		.	.
International Small Company Trust Series NAV(*)	2019	75	20.19 to	20.19	1,522 .		0.00 to 0.00	2.36	22.71 to 22.71
.	2018	72	16.45 to	16.45	1,182 .		0.00 to 0.00	1.26	-20.07 to -20.07
.	2017	67	20.59 to	20.59	1,376 .		0.00 to 0.00	1.43	29.59 to 29.59
.	2016	69	15.89 to	15.89	1,100 .		0.00 to 0.00	2.05	4.95 to 4.95
.	2015	65	15.14 to	15.14	985	.	0.00 to 0.00	1.85	6.68 to 6.68
.	.	.	.		.	..		.	.
International Value Trust Series I(*)	2019	12	27.71 to	27.71	325	.	0.00 to 0.00	2.73	12.33 to 12.33
.	2018	13	24.66 to	24.66	320	.	0.00 to 0.00	2.51	-15.03 to -15.03
.	2017	13	29.03 to	29.03	371	.	0.00 to 0.00	1.87	17.14 to 17.14
.	2016	13	24.78 to	24.78	318	.	0.00 to 0.00	2.67	12.24 to 12.24
.	2015	10	22.08 to	22.08	215	.	0.00 to 0.00	1.72	-7.81 to -7.81
.	.	.	.		.	..		.	.

63 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,					For the years and periods ended December 31,
		Units	Unit Fair Value		Assets		Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)		Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
International Value Trust Series NAV(*)	2019	114	$ 17.92 to $ 17.92		$ 2,051 .		0.00 % to 0.00%	2.99%	12.40 % to 12.40%
.	2018	107	15.94 to	15.94	1,713 .		0.00 to 0.00	2.61	-14.96 to -14.96
.	2017	98	18.75 to	18.75	1,835 .		0.00 to 0.00	1.91	17.25 to 17.25
.	2016	100	15.99 to	15.99	1,596 .		0.00 to 0.00	4.13	12.20 to 12.20
.	2015	40	14.25 to	14.25	576	.	0.00 to 0.00	1.80	-7.72 to -7.72
.	.	.	.		.	..		.	.
Investment Quality Bond Trust Series I(*)	2019	6	27.07 to	27.07	165	.	0.00 to 0.00	2.30	9.37 to 9.37
.	2018	8	24.75 to	24.75	192	.	0.00 to 0.00	2.73	-0.81 to -0.81
.	2017	8	24.95 to	24.95	199	.	0.00 to 0.00	2.22	4.60 to 4.60
.	2016	13	23.86 to	23.86	307	.	0.00 to 0.00	2.39	4.29 to 4.29
.	2015	10	22.88 to	22.88	236	.	0.00 to 0.00	1.86	-0.82 to -0.82
.	.	.	.		.	..		.	.
Investment Quality Bond Trust Series NAV(*)	2019	29	18.81 to	18.81	542	.	0.00 to 0.00	2.74	9.35 to 9.35
.	2018	25	17.20 to	17.20	435	.	0.00 to 0.00	2.89	-0.67 to -0.67
.	2017	35	17.32 to	17.32	612	.	0.00 to 0.00	2.80	4.67 to 4.67
.	2016	32	16.55 to	16.55	521	.	0.00 to 0.00	2.49	4.26 to 4.26
.	2015	16	15.87 to	15.87	253	.	0.00 to 0.00	1.72	-0.68 to -0.68
.	.	.	.		.	..		.	.
Lifestyle Aggressive Portfolio Series NAV(*)	2019	104	16.45 to	16.45	1,718 .		0.00 to 0.00	4.86	27.16 to 27.16
.	2018	25	12.94 to	12.94	323	.	0.00 to 0.00	2.43	-8.87 to -8.87
.	2017	15	14.20 to	14.20	213	.	0.00 to 0.00	1.76	21.85 to 21.85
.	2016	14	11.65 to	11.65	161	.	0.00 to 0.00	11.95	9.59 to 9.59
.	2015	0	10.63 to	10.63	1	.	0.00 to 0.00	2.01	-1.51 to -1.51
.	.	.	.		.	..		.	.
Lifestyle Balanced Portfolio Series NAV(*)	2019	246	14.43 to	14.43	3,548 .		0.00 to 0.00	2.26	17.89 to 17.89
.	2018	199	12.24 to	12.24	2,432 .		0.00 to 0.00	2.64	-3.29 to -4.39
.	2017	154	12.80 to	12.80	1,971 .		0.00 to 0.00	2.73	12.38 to 12.38
.	2016	101	11.39 to	11.39	1,148 .		0.00 to 0.00	3.27	6.17 to 6.17
.	2015	56	10.73 to	10.73	600	.	0.00 to 0.00	3.19	0.10 to 0.10
.	.	.	.		.	..		.	.
Lifestyle Conservative Portfolio Series NAV(*)	2019	16	13.08 to	13.08	203	.	0.00 to 0.00	2.31	12.52 to 12.52
.	2018	16	11.62 to	11.62	188	.	0.00 to 0.00	3.58	-1.92 to -1.92
.	2017	9	11.85 to	11.85	108	.	0.00 to 0.00	2.72	7.01 to 7.01
.	2016	8	11.07 to	11.07	88	.	0.00 to 0.00	3.10	4.36 to 4.36
.	2015	7	10.61 to	10.61	75	.	0.00 to 0.00	2.96	0.22 to 0.22
.	.	.	.		.	..		.	.
Lifestyle Growth Portfolio Series NAV(*)	2019	1,404	15.37 to	15.37	21,573 .		0.00 to 0.00	2.01	21.52 to 21.52
.	2018	1,266	12.64 to	12.64	16,009 .		0.00 to 0.00	2.34	-6.07 to -6.07
.	2017	1,181	13.46 to	13.46	15,902 .		0.00 to 0.00	4.06	16.20 to 16.20
.	2016	410	11.59 to	11.59	4,748 .		0.00 to 0.00	5.87	7.22 to 1.99
.	2015	73	10.81 to	10.81	786	.	0.00 to 0.00	3.37	0.00 to 0.00
.	.	.	.		.	..		.	.
Lifestyle Moderate Portfolio Series NAV(*)	2019	110	13.96 to	13.96	1,536 .		0.00 to 0.00	2.25	15.95 to 15.95
.	2018	92	12.04 to	12.04	1,102 .		0.00 to 0.00	2.81	-2.24 to -3.53
.	2017	75	12.48 to	12.48	932	.	0.00 to 0.00	2.59	10.56 to 10.56
.	2016	63	11.29 to	11.29	708	.	0.00 to 0.00	3.12	5.54 to 5.54
.	2015	37	10.69 to	10.69	399	.	0.00 to 0.00	3.16	0.14 to 0.14
.	.	.	.		.	..		.	.
M Capital Appreciation	2019	5	126.67 to	126.67	686	.	0.00 to 0.00	0.33	28.85 to 28.85
.	2018	5	98.31 to	98.31	519	.	0.00 to 0.00	0.32	-14.15 to -14.15
.	2017	5	114.51 to	114.51	552	.	0.00 to 0.00	0.00	19.02 to 19.02
.	2016	4	96.21 to	96.21	384	.	0.00 to 0.00	0.00	21.06 to 21.06
.	2015	4	79.47 to	79.47	309	.	0.00 to 0.00	0.00	-6.58 to -6.58
.	.	.	.		.	..		.	.
M International Equity	2019	20	37.62 to	37.62	756	.	0.00 to 0.00	2.96	20.32 to 20.32
.	2018	19	31.26 to	31.26	579	.	0.00 to 0.00	1.61	-20.57 to -20.57
.	2017	15	39.36 to	39.36	595	.	0.00 to 0.00	1.63	24.05 to 24.05
.	2016	16	31.73 to	31.73	515	.	0.00 to 0.00	1.39	-0.05 to -0.05
.	2015	13	31.74 to	31.74	415	.	0.00 to 0.00	2.01	-3.94 to -3.94
.	.	.	.		.	..		.	.
M Large Cap Growth	2019	11	94.95 to	94.95	1,064 .		0.00 to 0.00	0.00	36.09 to 36.09
.	2018	12	69.77 to	69.77	810	.	0.00 to 0.00	0.00	-4.95 to -4.95
.	2017	11	73.41 to	73.41	803	.	0.00 to 0.00	0.00	38.97 to 38.97
.	2016	14	52.82 to	52.82	717	.	0.00 to 0.00	0.00	-2.32 to -2.32
.	2015	10	54.08 to	54.08	555	.	0.00 to 0.00	0.03	7.70 to 7.70
.	.	.	.		.	..		.	.
M Large Cap Value	2019	31	31.92 to	31.92	992	.	0.00 to 0.00	1.84	21.51 to 21.51
.	2018	29	26.27 to	26.27	762	.	0.00 to 0.00	1.55	-12.07 to -12.07
.	2017	26	29.87 to	29.87	771	.	0.00 to 0.00	1.60	14.99 to 14.99
.	2016	23	25.98 to	25.98	598	.	0.00 to 0.00	1.78	9.64 to 9.64
.	2015	27	23.69 to	23.69	628	.	0.00 to 0.00	1.63	-0.66 to -0.66
.	.	.	.		.	..		.	.
Managed Volatility Aggressive Portfolio Series I(*)	2019	26	26.62 to	26.62	695	.	0.00 to 0.00	1.41	20.78 to 20.78
.	2018	25	22.04 to	22.04	540	.	0.00 to 0.00	2.05	-8.46 to -8.46
.	2017	24	24.08 to	24.08	580	.	0.00 to 0.00	1.83	22.81 to 22.81
.	2016	23	19.61 to	19.61	454	.	0.00 to 0.00	1.76	1.95 to 1.95
.	2015	22	19.23 to	19.23	421	.	0.00 to 0.00	1.38	-5.85 to -5.85
.	.	.	.		.	..		.	.

64 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Managed Volatility Aggressive Portfolio Series NAV(*)	2019	775	$ 24.40 to $ 24.40		$ 18,921 .	0.00 % to 0.00%	1.45%	20.82 % to 20.82%
.	2018	757	20.19 to	20.19	15,282 .	0.00 to 0.00	2.12	-8.32 to -8.32
.	2017	731	22.03 to	22.03	16,094 .	0.00 to 0.00	1.88	22.88 to 22.88
.	2016	700	17.93 to	17.93	12,546 .	0.00 to 0.00	1.77	1.89 to 1.89
.	2015	673	17.59 to	17.59	11,834 .	0.00 to 0.00	2.23	-5.79 to -5.79
.	.	.	.		. ..		.	.
Managed Volatility Balanced Portfolio Series I(*)	2019	41	30.69 to	30.69	1,263 .	0.00 to 0.00	0.80	17.92 to 17.92
.	2018	182	26.03 to	26.03	4,742 .	0.00 to 0.00	2.27	-4.89 to -4.89
.	2017	194	27.37 to	27.37	5,310 .	0.00 to 0.00	2.19	14.14 to 14.14
.	2016	206	23.98 to	23.98	4,948 .	0.00 to 0.00	2.10	4.80 to 4.80
.	2015	215	22.88 to	22.88	4,907 .	0.00 to 0.00	2.42	-2.25 to -2.25
.	.	.	.		. ..		.	.
Managed Volatility Balanced Portfolio Series NAV(*)	2019	1,934	23.11 to	23.11	44,701 .	0.00 to 0.00	2.09	18.02 to 18.02
.	2018	1,938	19.58 to	19.58	37,956 .	0.00 to 0.00	2.39	-4.82 to -4.82
.	2017	1,959	20.58 to	20.58	40,305 .	0.00 to 0.00	2.30	14.15 to 14.15
.	2016	1,973	18.02 to	18.02	35,568 .	0.00 to 0.00	2.21	4.91 to 4.91
.	2015	1,939	17.18 to	17.18	33,314 .	0.00 to 0.00	2.63	-2.20 to -2.20
.	.	.	.		. ..		.	.
Managed Volatility Conservative Portfolio Series I(*)	2019	3	28.88 to	28.88	79 .	0.00 to 0.00	2.46	13.37 to 13.37
.	2018	3	25.47 to	25.47	71 .	0.00 to 0.00	2.74	-2.18 to -2.18
.	2017	3	26.04 to	26.04	71 .	0.00 to 0.00	2.64	7.81 to 7.81
.	2016	3	24.15 to	24.15	64 .	0.00 to 0.00	2.06	4.58 to 4.58
.	2015	6	23.10 to	23.10	135 .	0.00 to 0.00	2.49	0.05 to 0.05
.	.	.	.		. ..		.	.
Managed Volatility Conservative Portfolio Series NAV(*)	2019	388	20.58 to	20.58	7,990 .	0.00 to 0.00	2.39	13.51 to 13.51
.	2018	424	18.13 to	18.13	7,684 .	0.00 to 0.00	2.01	-2.21 to -2.21
.	2017	1,035	18.54 to	18.54	19,180 .	0.00 to 0.00	8.37	7.94 to 7.94
.	2016	186	17.17 to	17.17	3,186 .	0.00 to 0.00	2.55	4.53 to 4.53
.	2015	180	16.43 to	16.43	2,960 .	0.00 to 0.00	2.79	0.18 to 0.18
.	.	.	.		. ..		.	.
Managed Volatility Growth Portfolio Series I(*)	2019	57	28.57 to	28.57	1,626 .	0.00 to 0.00	1.83	19.56 to 19.56
.	2018	60	23.90 to	23.90	1,430 .	0.00 to 0.00	1.91	-6.54 to -6.54
.	2017	79	25.57 to	25.57	2,029 .	0.00 to 0.00	1.91	18.59 to 18.59
.	2016	94	21.56 to	21.56	2,018 .	0.00 to 0.00	1.77	3.34 to 3.34
.	2015	101	20.87 to	20.87	2,116 .	0.00 to 0.00	2.16	-4.53 to -4.53
.	.	.	.		. ..		.	.
Managed Volatility Growth Portfolio Series NAV(*)	2019	1,777	23.61 to	23.61	41,938 .	0.00 to 0.00	1.82	19.68 to 19.68
.	2018	1,800	19.72 to	19.72	35,504 .	0.00 to 0.00	2.24	-6.56 to -6.56
.	2017	1,797	21.11 to	21.11	37,922 .	0.00 to 0.00	2.08	18.71 to 18.71
.	2016	1,902	17.78 to	17.78	33,819 .	0.00 to 0.00	1.98	3.38 to 3.38
.	2015	1,837	17.20 to	17.20	31,597 .	0.00 to 0.00	2.31	-4.55 to -4.55
.	.	.	.		. ..		.	.
Managed Volatility Moderate Portfolio Series I(*)	2019	17	30.50 to	30.50	517 .	0.00 to 0.00	2.11	16.72 to 16.72
.	2018	19	26.13 to	26.13	497 .	0.00 to 0.00	1.76	-3.99 to -3.99
.	2017	30	27.22 to	27.22	828 .	0.00 to 0.00	2.30	11.88 to 11.88
.	2016	33	24.33 to	24.33	810 .	0.00 to 0.00	2.07	5.29 to 5.29
.	2015	38	23.11 to	23.11	880 .	0.00 to 0.00	2.49	-0.91 to -0.91
.	.	.	.		. ..		.	.
Managed Volatility Moderate Portfolio Series NAV(*)	2019	534	22.67 to	22.67	12,115 .	0.00 to 0.00	2.21	16.85 to 16.85
.	2018	533	19.40 to	19.40	10,334 .	0.00 to 0.00	2.52	-3.93 to -3.93
.	2017	525	20.19 to	20.19	10,593 .	0.00 to 0.00	2.71	12.02 to 12.02
.	2016	462	18.03 to	18.03	8,336 .	0.00 to 0.00	2.31	5.25 to 5.25
.	2015	443	17.13 to	17.13	7,592 .	0.00 to 0.00	2.66	-0.86 to -0.86
.	.	.	.		. ..		.	.
Mid Cap Index Trust Series I(*)	2019	9	63.41 to	63.41	548 .	0.00 to 0.00	1.13	25.59 to 25.59
.	2018	10	50.49 to	50.49	490 .	0.00 to 0.00	1.11	-11.46 to -11.46
.	2017	10	57.02 to	57.02	580 .	0.00 to 0.00	0.58	15.81 to 15.81
.	2016	8	49.24 to	49.24	370 .	0.00 to 0.00	1.26	20.11 to 20.11
.	2015	7	40.99 to	40.99	289 .	0.00 to 0.00	1.08	-2.60 to -2.60
.	.	.	.		. ..		.	.
Mid Cap Index Trust Series NAV(*)	2019	94	41.68 to	41.68	3,905 .	0.00 to 0.00	1.22	25.72 to 25.72
.	2018	93	33.16 to	33.16	3,071 .	0.00 to 0.00	1.18	-11.45 to -11.45
.	2017	92	37.45 to	37.45	3,448 .	0.00 to 0.00	0.50	15.86 to 15.86
.	2016	99	32.32 to	32.32	3,184 .	0.00 to 0.00	1.22	20.17 to 20.17
.	2015	118	26.89 to	26.89	3,174 .	0.00 to 0.00	1.08	-2.54 to -2.54
.	.	.	.		. ..		.	.
Mid Cap Stock Trust Series I(*)	2019	8	59.73 to	59.73	504 .	0.00 to 0.00	0.00	34.53 to 34.53
.	2018	8	44.40 to	44.40	371 .	0.00 to 0.00	0.00	-1.56 to -1.56
.	2017	8	45.10 to	45.10	364 .	0.00 to 0.00	0.00	28.54 to 28.54
.	2016	8	35.09 to	35.09	287 .	0.00 to 0.00	0.00	0.59 to 0.59
.	2015	10	34.88 to	34.88	347 .	0.00 to 0.00	0.00	3.00 to 3.00
.	.	.	.		. ..		.	.
Mid Cap Stock Trust Series NAV(*)	2019	19	130.31 to	130.31	2,439 .	0.00 to 0.00	0.00	34.64 to 34.64
.	2018	19	96.79 to	96.79	1,814 .	0.00 to 0.00	0.00	-1.54 to -1.54
.	2017	17	98.30 to	98.30	1,637 .	0.00 to 0.00	0.00	28.66 to 28.66
.	2016	16	76.41 to	76.41	1,249 .	0.00 to 0.00	0.00	0.58 to 0.58
.	2015	16	75.96 to	75.96	1,206 .	0.00 to 0.00	0.00	3.04 to 3.04
.	.	.	.		. ..		.	.

65 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,					For the years and periods ended December 31,
		Units	Unit Fair Value		Assets		Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)		Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Mid Value Trust Series I(*)	2019	7	$ 36.95 to $ 36.95		$ 274 .		0.00 % to 0.00%	1.14%	19.54 % to 19.54%
.	2018	7	30.91 to	30.91	225	.	0.00 to 0.00	0.75	-10.84 to -10.84
.	2017	8	34.67 to	34.67	276	.	0.00 to 0.00	0.98	11.43 to 11.43
.	2016	8	31.12 to	31.12	264	.	0.00 to 0.00	1.09	24.02 to 24.02
.	2015	9	25.09 to	25.09	219	.	0.00 to 0.00	1.12	-3.43 to -3.43
.	.	.	.		.	..		.	.
Mid Value Trust Series NAV(*)	2019	23	56.90 to	56.90	1,329 .		0.00 to 0.00	1.21	19.49 to 19.49
.	2018	23	47.62 to	47.62	1,101 .		0.00 to 0.00	0.84	-10.68 to -10.68
.	2017	23	53.32 to	53.32	1,238 .		0.00 to 0.00	1.15	11.46 to 11.46
.	2016	19	47.84 to	47.84	885	.	0.00 to 0.00	1.26	24.09 to 24.09
.	2015	17	38.55 to	38.55	649	.	0.00 to 0.00	1.20	-3.41 to -3.41
.	.	.	.		.	..		.	.
Money Market Trust Series I(*)	2019	153	14.02 to	14.02	2,145 .		0.00 to 0.00	1.92	1.92 to 1.92
.	2018	157	13.75 to	13.75	2,164 .		0.00 to 0.00	1.53	1.53 to 1.53
.	2017	164	13.55 to	13.55	2,225 .		0.00 to 0.00	0.59	0.60 to 0.60
.	2016	165	13.46 to	13.46	2,218 .		0.00 to 0.00	0.07	0.04 to 0.04
.	2015	170	13.46 to	13.46	2,285 .		0.00 to 0.00	0.00	0.00 to 0.00
.	.	.	.		.	..		.	.
Money-Market Trust Series NAV(*)	2019	976	10.43 to	10.43	10,179 .		0.00 to 0.00	1.94	1.97 to 1.97
.	2018	483	10.23 to	10.23	4,944 .		0.00 to 0.00	1.58	1.60 to 1.60
.	2017	542	10.07 to	10.07	5,459 .		0.00 to 0.00	0.65	0.61 to 0.61
.	2016	488	10.00 to	10.00	4,882 .		0.00 to 0.00	0.15	0.05 to 0.05
.	.	.	.		.	..		.	.
PIMCO All Asset	2019	27	27.19 to	19.26	526	.	0.00 to 0.00	2.65	11.44 to 11.44
.	2018	25	24.40 to	17.29	430	.	0.00 to 0.00	2.94	-5.59 to -5.59
.	2017	24	25.85 to	18.31	445	.	0.00 to 0.00	3.20	13.19 to 13.19
.	2016	95	22.84 to	16.18	1,534 .		0.00 to 0.00	2.15	12.59 to 12.59
.	2015	149	20.28 to	14.37	2,146 .		0.00 to 0.00	2.17	-9.31 to -9.32
.	.	.	.		.	..		.	.
Real Estate Securities Trust Series I(*)	2019	2	73.08 to	73.08	179	.	0.00 to 0.00	2.18	29.40 to 29.40
.	2018	3	56.47 to	56.47	167	.	0.00 to 0.00	1.48	-3.46 to -3.46
.	2017	4	58.50 to	58.50	257	.	0.00 to 0.00	0.22	6.24 to 6.24
.	2016	13	55.06 to	55.06	714	.	0.00 to 0.00	3.72	6.92 to 6.92
.	2015	13	51.50 to	51.50	695	.	0.00 to 0.00	1.89	2.67 to 2.67
.	.	.	.		.	..		.	.
Real Estate Securities Trust Series NAV(*)	2019	9	202.92 to	202.92	1,916 .		0.00 to 0.00	2.16	29.47 to 29.47
.	2018	10	156.74 to	156.74	1,505 .		0.00 to 0.00	1.71	-3.43 to -3.43
.	2017	10	162.30 to	162.30	1,658 .		0.00 to 0.00	0.44	6.26 to 6.26
.	2016	15	152.74 to	152.74	2,363 .		0.00 to 0.00	3.46	6.96 to 6.96
.	2015	16	142.80 to	142.80	2,280 .		0.00 to 0.00	1.62	2.80 to 2.80
.	.	.	.		.	..		.	.
Science & Technology Trust Series I(*)	2019	10	36.05 to	36.05	377	.	0.00 to 0.00	0.12	38.06 to 38.06
.	2018	12	26.11 to	26.11	321	.	0.00 to 0.00	0.00	-0.61 to -0.61
.	2017	14	26.27 to	26.27	356	.	0.00 to 0.00	0.05	41.13 to 41.13
.	2016	14	18.62 to	18.62	263	.	0.00 to 0.00	0.00	8.38 to 8.38
.	2015	16	17.18 to	17.18	272	.	0.00 to 0.00	0.00	6.69 to 6.69
.	.	.	.		.	..		.	.
Science & Technology Trust Series NAV(*)	2019	79	60.29 to	60.29	4,763 .		0.00 to 0.00	0.18	38.09 to 38.09
.	2018	74	43.66 to	43.66	3,233 .		0.00 to 0.00	0.00	-0.57 to -0.57
.	2017	49	43.91 to	43.91	2,141 .		0.00 to 0.00	0.09	41.21 to 41.21
.	2016	40	31.10 to	31.10	1,238 .		0.00 to 0.00	0.00	8.41 to 8.41
.	2015	31	28.68 to	28.68	877	.	0.00 to 0.00	0.00	6.78 to 6.78
.	.	.	.		.	..		.	.
Select Bond Trust Series I(*)	2019	2	12.96 to	12.96	24	.	0.00 to 0.00	2.67	8.94 to 8.94
.	2018	2	11.90 to	11.90	22	.	0.00 to 0.00	2.80	-0.43 to -0.43
.	2017	2	11.95 to	11.95	22	.	0.00 to 0.00	2.48	3.67 to 3.67
.	2016	2	11.52 to	11.52	21	.	0.00 to 0.00	1.85	3.06 to 3.06
.	.	.	.		.	..		.	.
Select Bond Trust Series NAV(*)	2019	101	13.01 to	13.01	1,315 .		0.00 to 0.00	2.71	9.01 to 9.01
.	2018	100	11.94 to	11.94	1,190 .		0.00 to 0.00	2.84	-0.38 to -0.38
.	2017	100	11.98 to	11.98	1,198 .		0.00 to 0.00	2.85	3.65 to 3.65
.	2016	98	11.56 to	11.56	1,137 .		0.00 to 0.00	3.93	3.19 to 3.19
.	2015	23	11.20 to	11.20	255	.	0.00 to 0.00	2.87	0.30 to 0.30
.	.	.	.		.	..		.	.
Short Term Government Income Trust Series I(*)	2019	13	11.27 to	11.27	148	.	0.00 to 0.00	1.18	3.39 to 3.39
.	2018	29	10.90 to	10.90	321	.	0.00 to 0.00	2.07	0.84 to 0.84
.	2017	30	10.81 to	10.81	328	.	0.00 to 0.00	1.35	0.57 to 0.57
.	2016	35	10.75 to	10.75	373	.	0.00 to 0.00	1.72	0.57 to 0.57
.	2015	28	10.69 to	10.69	299	.	0.00 to 0.00	1.75	0.65 to 0.65
.	.	.	.		.	..		.	.
Short Term Government Income Trust Series NAV(*)	2019	55	11.33 to	11.33	619	.	0.00 to 0.00	1.71	3.44 to 3.44
.	2018	56	10.95 to	10.95	611	.	0.00 to 0.00	1.91	0.89 to 0.89
.	2017	46	10.86 to	10.86	497	.	0.00 to 0.00	1.42	0.62 to 0.62
.	2016	48	10.79 to	10.79	515	.	0.00 to 0.00	1.44	0.63 to 0.63
.	2015	51	10.72 to	10.72	549	.	0.00 to 0.00	1.76	0.69 to 0.69
.	.	.	.		.	..		.	.
Small Cap Index Trust Series I(*)	2019	4	47.57 to	47.57	187	.	0.00 to 0.00	1.00	25.05 to 25.05
.	2018	4	38.04 to	38.04	148	.	0.00 to 0.00	0.93	-11.42 to -11.42

66 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets		Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)		Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Small Cap Index Trust Series I(*)	2017	4	$ 42.95 to $ 42.95	$ 169 .		0.00 % to 0.00%	0.45%	14.39 % to 14.39%
.	2016	4	37.55 to 37.55	151	.	0.00 to 0.00	1.23	20.98 to 20.98
.	2015	4	31.04 to 31.04	115	.	0.00 to 0.00	0.96	-4.58 to -4.58
.	.	.	.	.	..	.		.
Small Cap Index Trust Series NAV(*)	2019	64	38.05 to 38.05	2,436 .		0.00 to 0.00	1.04	25.07 to 25.07
.	2018	63	30.42 to 30.42	1,924 .		0.00 to 0.00	1.00	-11.31 to -11.31
.	2017	63	34.30 to 34.30	2,174 .		0.00 to 0.00	0.50	14.43 to 14.43
.	2016	80	29.98 to 29.98	2,384 .		0.00 to 0.00	1.16	21.02 to 21.02
.	2015	102	24.77 to 24.77	2,528 .		0.00 to 0.00	1.07	-4.59 to -4.59
.	.	.	.	.	..	.		.
Small Cap Opportunities Trust Series I(*)	2019	2	53.71 to 53.71	127	.	0.00 to 0.00	0.41	25.54 to 25.54
.	2018	3	42.79 to 42.79	118	.	0.00 to 0.00	0.42	-13.84 to -13.84
.	2017	3	49.66 to 49.66	139	.	0.00 to 0.00	0.42	11.07 to 11.07
.	2016	3	44.71 to 44.71	126	.	0.00 to 0.00	0.45	19.47 to 19.47
.	2015	3	37.42 to 37.42	113	.	0.00 to 0.00	0.09	-5.17 to -5.17
.	.	.	.	.	..	.		.
Small Cap Opportunities Trust Series NAV(*)	2019	37	26.52 to 26.52	986	.	0.00 to 0.00	0.46	25.60 to 25.60
.	2018	35	21.11 to 21.11	731	.	0.00 to 0.00	0.47	-13.81 to -13.81
.	2017	35	24.50 to 24.50	847	.	0.00 to 0.00	0.46	11.18 to 11.18
.	2016	34	22.03 to 22.03	759	.	0.00 to 0.00	0.60	19.51 to 19.51
.	2015	68	18.44 to 18.44	1,247 .		0.00 to 0.00	0.12	-5.12 to -5.12
.	.	.	.	.	..	.		.
Small Cap Stock Trust Series I(*)	2019	1	42.64 to 42.64	44	.	0.00 to 0.00	0.00	38.02 to 38.02
.	2018	1	30.90 to 30.90	32	.	0.00 to 0.00	0.00	-5.19 to -5.19
.	2017	1	32.59 to 32.59	36	.	0.00 to 0.00	0.00	26.46 to 26.46
.	2016	1	25.77 to 25.77	18	.	0.00 to 0.00	0.00	2.29 to 2.29
.	2015	3	25.19 to 25.19	85	.	0.00 to 0.00	0.00	-8.85 to -8.85
.	.	.	.	.	..	.		.
Small Cap Stock Trust Series NAV(*)	2019	38	50.71 to 50.71	1,926 .		0.00 to 0.00	0.00	38.10 to 38.10
.	2018	33	36.72 to 36.72	1,221 .		0.00 to 0.00	0.00	-5.22 to -5.22
.	2017	35	38.74 to 38.74	1,352 .		0.00 to 0.00	0.00	26.70 to 26.70
.	2016	32	30.58 to 30.58	968	.	0.00 to 0.00	0.00	2.27 to 2.27
.	2015	37	29.90 to 29.90	1,102 .		0.00 to 0.00	0.00	-8.78 to -8.78
.	.	.	.	.	..	.		.
Small Cap Value Trust Series I(*)	2019	1	34.18 to 34.18	29	.	0.00 to 0.00	0.54	26.52 to 26.52
.	2018	2	27.01 to 27.01	65	.	0.00 to 0.00	0.60	-12.50 to -12.50
.	2017	3	30.87 to 30.87	98	.	0.00 to 0.00	0.96	3.73 to 3.73
.	2016	3	29.76 to 29.76	96	.	0.00 to 0.00	0.66	22.67 to 22.67
.	2015	2	24.26 to 24.26	56	.	0.00 to 0.00	0.64	-1.36 to -1.36
.	.	.	.	.	..	.		.
Small Cap Value Trust Series NAV(*)	2019	23	96.38 to 96.38	2,184 .		0.00 to 0.00	0.64	26.62 to 26.62
.	2018	24	76.12 to 76.12	1,812 .		0.00 to 0.00	0.76	-12.45 to -12.45
.	2017	19	86.94 to 86.94	1,681 .		0.00 to 0.00	0.71	3.79 to 3.79
.	2016	17	83.77 to 83.77	1,425 .		0.00 to 0.00	0.79	22.68 to 22.68
.	2015	16	68.28 to 68.28	1,098 .		0.00 to 0.00	0.56	-1.31 to -1.31
.	.	.	.	.	..	.		.
Small Company Value Trust Series I(*)	2019	2	60.79 to 60.79	100	.	0.00 to 0.00	0.87	25.53 to 25.53
.	2018	2	48.43 to 48.43	80	.	0.00 to 0.00	0.37	-12.94 to -12.94
.	2017	2	55.63 to 55.63	111	.	0.00 to 0.00	0.24	11.49 to 11.49
.	2016	4	49.89 to 49.89	199	.	0.00 to 0.00	0.76	32.32 to 32.32
.	2015	5	37.71 to 37.71	173	.	0.00 to 0.00	1.26	-5.60 to -5.60
.	.	.	.	.	..	.		.
Small Company Value Trust Series NAV(*)	2019	24	34.82 to 34.82	840	.	0.00 to 0.00	0.94	25.65 to 25.65
.	2018	25	27.71 to 27.71	682	.	0.00 to 0.00	0.34	-12.93 to -12.93
.	2017	47	31.83 to 31.83	1,497 .		0.00 to 0.00	0.25	11.58 to 11.58
.	2016	49	28.53 to 28.53	1,391 .		0.00 to 0.00	0.86	32.33 to 32.33
.	2015	48	21.56 to 21.56	1,037 .		0.00 to 0.00	1.85	-5.51 to -5.51
.	.	.	.	.	..	.		.
Strategic Income Opportunities Trust Series I(*)	2019	7	30.56 to 30.56	219	.	0.00 to 0.00	2.99	10.91 to 10.91
.	2018	6	27.56 to 27.56	167	.	0.00 to 0.00	3.86	-5.03 to -5.03
.	2017	6	29.02 to 29.02	176	.	0.00 to 0.00	3.28	5.59 to 5.59
.	2016	5	27.48 to 27.48	144	.	0.00 to 0.00	2.24	5.12 to 5.12
.	2015	8	26.14 to 26.14	210	.	0.00 to 0.00	2.26	1.22 to 1.22
.	.	.	.	.	..	.		.
Strategic Income Opportunities Trust Series NAV(*)	2019	98	22.73 to 22.73	2,228 .		0.00 to 0.00	2.93	11.00 to 11.00
.	2018	90	20.48 to 20.48	1,844 .		0.00 to 0.00	3.89	-5.00 to -5.00
.	2017	88	21.56 to 21.56	1,890 .		0.00 to 0.00	3.22	5.66 to 5.66
.	2016	86	20.40 to 20.40	1,752 .		0.00 to 0.00	2.54	5.19 to 5.19
.	2015	130	19.39 to 19.39	2,527 .		0.00 to 0.00	1.35	1.27 to 1.27
.	.	.	.	.	..	.		.
Total Bond Market Series Trust NAV(*)	2019	33	27.10 to 27.10	899	.	0.00 to 0.00	2.41	8.30 to 8.30
.	2018	29	25.02 to 25.02	737	.	0.00 to 0.00	2.72	-0.24 to -0.24
.	2017	31	25.08 to 25.08	776	.	0.00 to 0.00	2.96	3.34 to 3.34
.	2016	30	24.27 to 24.27	717	.	0.00 to 0.00	2.80	2.45 to 2.45
.	2015	26	23.69 to 23.69	623	.	0.00 to 0.00	3.85	0.30 to 0.30
.	.	.	.	.	..	.		.
Total Stock Market Index Trust Series I(*)	2019	7	39.41 to 39.41	257	.	0.00 to 0.00	1.53	29.63 to 29.63
.	2018	8	30.40 to 30.40	245	.	0.00 to 0.00	1.01	-5.70 to -5.70

67 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,					For the years and periods ended December 31,
		Units	Unit Fair Value		Assets		Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)		Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Total Stock Market Index Trust Series I(*)	2017	13	$ 32.24 to $ 32.24		$ 418 .		0.00 % to 0.00%	1.61%	20.59 % to 20.59%
.	2016	6	26.73 to	26.73	154	.	0.00 to 0.00	1.53	12.38 to 12.38
.	2015	5	23.79 to	23.79	117	.	0.00 to 0.00	1.20	-0.64 to -0.64
.	.	.	.		.	..		.	.
Total Stock Market Index Trust Series NAV(*)	2019	44	131.56 to	131.56	5,755 .		0.00 to 0.00	1.66	29.70 to 29.70
.	2018	42	101.44 to	101.44	4,266 .		0.00 to 0.00	1.25	-5.66 to -5.66
.	2017	42	107.52 to	107.52	4,550 .		0.00 to 0.00	1.44	20.65 to 20.65
.	2016	40	89.11 to	89.11	3,541 .		0.00 to 0.00	1.58	12.38 to 12.38
.	2015	35	79.30 to	79.30	2,747 .		0.00 to 0.00	1.46	-0.53 to -0.53
.	.	.	.		.	..		.	.
Ultra Short Term Bond Trust Series I(*)	2019	59	10.63 to	10.63	629	.	0.00 to 0.00	5.31	3.12 to 3.12
.	2018	2	10.31 to	10.31	22	.	0.00 to 0.00	1.67	1.40 to 1.40
.	2017	2	10.17 to	10.17	24	.	0.00 to 0.00	1.60	0.66 to 0.66
.	2016	2	10.10 to	10.10	24	.	0.00 to 0.00	1.92	0.52 to 0.52
.	.	.	.		.	..		.	.
Ultra Short Term Bond Trust Series NAV(*)	2019	46	10.68 to	10.68	494	.	0.00 to 0.00	2.07	3.08 to 3.08
.	2018	31	10.36 to	10.36	321	.	0.00 to 0.00	1.74	1.53 to 1.53
.	2017	33	10.20 to	10.20	341	.	0.00 to 0.00	1.74	0.62 to 0.62
.	2016	28	10.14 to	10.14	288	.	0.00 to 0.00	1.37	0.67 to 0.67
.	2015	10	10.07 to	10.07	103	.	0.00 to 0.00	1.37	0.01 to 0.01

68 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.Unit Values (continued):

(*)Sub-account that invests in affiliated Trust.

(a)As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as "Revenue from underlying fund (12b-1, STA, Other)" and "Revenue from Sub-account" (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

69 of 70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code ("the Code"). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

70 of 70

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account B is incorporated by reference to post-effective amendment number 1, file number 333-157213, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York and John Hancock Distributors LLC dated December 1, 2009, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 2010.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 1, file number 333-235396, filed with the Commission in April, 2020.
(d) Form of Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-85296, filed with the Commission on May 23, 2002 and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152407, filed with the Commission in April 2010.
(e) Specimen Application for a Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-33351, filed with the Commission on March 16, 1998.
(f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(a) Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 1, 1997, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(c) Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-127543, filed with the Commission on November 16, 2005.
(d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(e) Certificate of Amendment of the Declaration of Intention and Charter approved on August 20, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(f) Certificate of Amendment of the Declaration of Intention and Charter approved on August 28, 2002, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(g) Certificate of Amendment of the Declaration of Intention and Charter approved on November 20, 2009, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York), incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.
(a) Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(b) Amended and Restated By-Laws of John Hancock Life Insurance Company of New York dated December 14, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.
(h) (1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(j) Not Applicable.
(k) Opinion and consent of Gretchen H. Swanz, Secretary and Counsel dated April 9, 2001, incorporated by reference to pre-effective amendment number 1, file number 333-33504, filed with the Commission on May 3, 2001.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies, incorporated by reference to pre-effective amendment number 1, file number, 333-33504 filed with the Commission on May 3, 2001.
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013. Power of Attorney for Linda A. Davis Watters, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission in April, 2017. Power of Attorney for Marianne Harrison, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017. Power of Attorney for Brooks Tingle, incorporated by reference to post-effective amendment number 15, file number 333-193994, filed with the Commission on July 10, 2018. Powers of Attorney for J. Stephanie Nam, Ken Ross, and Henry H. Wong, incorporated by reference to pre-effective amendment number 1, file number 333-235396, filed with the Commission on December 16, 2019.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
James D. Gallagher 200 Berkeley Street Boston, MA 02116	Director, Executive Vice President
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
John G. Vrysen 200 Berkeley Street Boston, MA 02116	Director
Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director
Executive Vice Presidents
Andrew G. Arnott*
Christopher Paul Conkey**
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Naveed Irshad**	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Shamus Weiland*	Chief Information Officer
Senior Vice Presidents
Emanuel Alves*	General Counsel
John C.S. Anderson**

Name and Principal Business Address	Position with Depositor
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Barbara Goose*	Chief Marketing Officer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*	Head of Operations and Chief Information Officer
Martin Sheerin*	Chief Financial Officer
Curt Smith*
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Paul Boyne**
Jon Bourgault**	Senior Counsel
Ian B. Brodie**
Randall B. Brown*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Rick A. Carlson*
Patricia Rosch Carrington**
Todd J. Cassler*
Ken K. Cha*
Diana Chan***	Treasury Operations
Brian Collins*
William E. Corson**
Kenneth D’Amato*
John J. Danello**
Robert Donahue*
Jeffrey Duckworth*
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Carl O. Fowler**
Scott Francolini*
Paul Gallagher**
Thomas C. Goggins**
Susan Ghalili*
Jeffrey N. Given**
Howard C. Greene**
Christopher Griswold*
Erik Gustafson**
Richard Harris***	Appointed Actuary
Ellie Harrison*	US Human Resources
John Hatch*

Name and Principal Business Address	Position with Depositor
Michael Hession*
John Hibbs*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Mitchell Karman**	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins*
Frank Knox**	CCO – Retail Funds
Hung Ko***	Treasury
Diane R. Landers**
Michael Landolfi**
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald
Patrick MacDonnell**
Kevin McGuire*
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Scott A. McFetridge**
Jonathan McGee**
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
David Plumb*
Tracey Polsgrove*
Todd Renneker**
Charles A. Rizzo**
Robert William Rizzo*
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Ronald J. Rovner*
Devon Russell*
Thomas Samoluk**
Emory W. Sanders*
Jeffrey R. Santerre**
Martin C. Schafer*
Dolores (Dee Dee) Schreitmueller*
Christopher L. Sechler**
Thomas Shea**
Gordon Shone**
Susan Simi**

Name and Principal Business Address	Position with Depositor
Darren Smith**
Rob Stanley*
Paddy Subbaraman**
Wilfred Talbot*
Gary Tankersley*
Nathan Thooft**
Tony Todisco*
Brian E. Torrisi**
Len van Greuning*
Simonetta Vendittelli*	Controller
Peter de Vries*
Lisa Ann Welch**
Adam Wise**
R. Blake Witherington**
Sameh Youssef*
Ross Zilber*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2019

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Limited (Canada)
Manulife Investment Management Limited (Canada)
BIS Services (Bermuda) Limited (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)
Manulife Property Limited Partnership II (Ontario)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership (Alberta)
PT Asuransi Jiwa Manulife Indonesia (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.) Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife (Vietnam) Limited (Vietnam)
Manulife Holdings Berhad (Malaysia)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife Insurance Berhad (Malaysia)
Manulife Investment Management (M) Berhad (Malaysia)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
[2] The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership II
[6] Manulife Asset Management (Japan) Limited will change its name to Manulife Investment Management (Japan) Limited in April, 2020
[7] The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
James C. Hoodlet*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Secretary
Brian Collins**	Vice President, US Taxation
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company of New York (at the same address), in its capacity as Registrant’s depositor, keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 21st day of April, 2020.
John Hancock Life Insurance Company of New York Separate Account B
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
(Depositor)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 21st day of April, 2020.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
* Marianne Harrison	Chair, President and Chief Executive Officer
* Paul M. Connolly	Director
* James D. Gallagher	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* John G. Vrysen	Director
* Linda A. Davis Watters	Director
* Henry H. Wong	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company of New York (“John Hancock NY”) and offering interests in John Hancock Life Insurance Company of New York Separate Account B (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock Service Office for more information at 1-800-827-4546 or write to us at Life Post Issue, John Hancock Life Insurance Company, PO Box 55979, Boston, MA 02205. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.
Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, VUL Protector, Accumulation VUL, Simplified Life, Survivorship VUL, Majestic Performance VUL, Majestic Survivorship VUL, Majestic VULX, Majestic VCOLIX, Corporate VUL, SPVL, and Protection VUL (“policies”).
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Disciplined Value International
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Health Sciences
High Yield
International Equity Index
International Small Company
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Opportunistic Fixed Income
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market
Total Stock Market Index
Ultra Short Term Bond
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
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Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Valuation
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange (“NYSE”) is open for trading. We normally compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the Securities and Exchange Commission and applicable regulations.
We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day.
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If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Total annual portfolio operating expenses
The following table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2019, charged by any of the portfolios underlying a variable investment account offered through the Accumulation VUL, Simplified Life, Survivorship VUL, Majestic Performance VUL, Majestic Survivorship VUL, Majestic VULX, Majestic VCOLIX, and Protection VUL policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.41%	2.02%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.87%, respectively.
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The next table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2019, charged by any of the portfolios underlying a variable investment option offered through VUL Accumulator, VUL Protector, SPVL, and Survivorship VUL, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.46%	2.02%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.87%, respectively.
Table of Variable Investment Accounts and Investment Subadvisers
Please note that certain of the investment options described in this table may not be available to you under your policy.
When you select a Separate Account variable investment account, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”), the PIMCO Variable Insurance Trust (the “PIMCO Trust” with respect to the PIMCO VIT All Asset portfolio) or the M Fund, Inc. (the “M Fund”), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account variable investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHVTA pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHVTA and may indirectly benefit from any investment management fees JHVTA retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the
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Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the portfolio.
The following table provides a general description of the portfolios that underlie the variable investment accounts we make available under the policy. You bear the investment risk of any portfolio you choose as a variable investment account for your policy. You can find a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
The variable investment accounts in the Separate Account are not publicly traded mutual funds. The variable investment accounts are only available to you as variable investment accounts in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the variable investment accounts also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any variable investment account described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the variable investment accounts of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHVTA, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives and strategies, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the portfolio.
Portfolio	Subadviser	Investment Objective
500 Index	Manulife Investment Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long term growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Disciplined Value International	Boston Partners Global Investors, Inc.	To seek to provide long-term growth of capital.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
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Portfolio	Subadviser	Investment Objective
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	Manulife Investment Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company, LLC	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	Manulife Investment Management (US) LLC	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced	Manulife Investment Management (US) LLC	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	Manulife Investment Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Opportunistic Fixed Income	Wellington Management Company LLP	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
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Portfolio	Subadviser	Investment Objective
Real Estate Securities	DWS Investment Management Americas, Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	Manulife Investment Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market	Manulife Investment Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
M International Equity (a series of M Fund, Inc.)	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	Brandywine Global Investment Management, LLC	To seek to provide long-term capital appreciation.

*  The Barclays U.S. Aggregate Bond Index represents the U.S. investment grade bond market.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy
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holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider's benefits generally will be excludible from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy
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owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
If you have elected the Healthy Engagement Rider or the Policy Split Option Rider, we will treat the monthly charges for the Rider as distributions from your life insurance policy for federal income tax purposes. Therefore, such charges may be includible in your taxable income if your policy is a modified endowment contract or if your investment in the contract has been reduced to zero.
The tax treatment of certain aspects of the Healthy Engagement Rider, such as gift cards and other cash equivalents, could be includible in your taxable income. We expect to report to the Internal Revenue Service only those benefits we believe are taxable income, such as gift cards and other cash equivalents. Taxable benefits will be reported to the Internal Revenue Service by us only if the value of such benefits received in a year is $600 or more. This material does not constitute tax or legal advice and neither John Hancock NY nor any of its agents, employees or registered representatives are in the business of offering such advice. We do not expect that we will be required to report any free or discounted services or products that are available to the insured person under the Healthy Engagement Rider or the Healthy Engagement Core Rider to the Internal Revenue Service on Form 1099. Nevertheless, you should consult your tax adviser as to the income tax consequences to you.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
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Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½ or
•	is attributable to the policy owner becoming disabled.
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These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
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Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
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In addition to the disclosure contained herein, John Hancock NY has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Servicing Office. You should also contact the John Hancock NY Servicing Office to request any other information about your policy or to make any inquiries about its operation.
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.